SEMIANNUAL REPORT

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                               [GRAPHIC OMITTED]

                                  Institutional
                                  Series Trust

                                Active Bond Fund
                                Global Bond Fund
                             Fundamental Value Fund
                            Dividend Performers Fund
                            Multi-Sector Growth Fund
                        Small Capitalization Equity Fund
                            International Equity Fund

                                 AUGUST 31, 1997

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================================================================
                                Table of Contents

                 John Hancock Funds - Institutional Series Trust

                                                                          Page

1) Chairman's Message...................................................    3

2) Portfolio Manager Commentary

   This commentary reflects the views of the portfolio manager or portfolio management team through the end of the Fund's period discussed in this report. Of course, the manager's or team's views are subject to change as market and other conditions warrant.

   John Hancock Active Bond Fund .......................................    4

   John Hancock Global Bond Fund........................................    8

   John Hancock Fundamental Value Fund..................................   12

   John Hancock Dividend Performers Fund ...............................   16

   John Hancock Multi-Sector Growth Fund................................   20

   John Hancock Small Capitalization Equity Fund........................   24

   John Hancock International Equity Fund...............................   28

3) Financial Statements.................................................   32

4) Notes To Financial Statements........................................   69

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                          * Members of Audit Committee

                                    OFFICERS
                            EDWARD J. BOUDREAU, JR.,
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                               ROBERT G. FREEDMAN,
                                VICE CHAIRMAN AND
                            CHIEF INVESTMENT OFFICER
                                ANNE C. HODSDON,
                                    PRESIDENT
                                JAMES B. LITTLE,
                            SENIOR VICE PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
                                SUSAN S. NEWTON,
                          VICE PRESIDENT AND SECRETARY
                               JAMES J. STOKOWSKI,
                          VICE PRESIDENT AND TREASURER
                               THOMAS H. CONNORS,
                  SECOND VICE PRESIDENT AND COMPLIANCE OFFICER

                                   CUSTODIANS
                                Global Bond Fund
                            International Equity Fund
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                                BOSTON, MA 02110
                                Active Bond Fund
                            Dividend Performers Fund
                            Multi-Sector Growth Fund
                             Fundamental Value Fund
                        Small Capitalization Equity Fund
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                          1 JOHN HANCOCK WAY SUITE 1000
                              BOSTON, MA 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                             SUB-INVESTMENT ADVISER
                            Dividend Performers Fund
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                              1235 WESTLAKES DRIVE
                                BERWYN, PA 19312
                            International Equity Fund
                    JOHN HANCOCK ADVISERS INTERNATIONAL LTD.
                                 34 DOVER STREET
                             LONDON, ENGLAND W1X 3RA

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                                BOSTON, MA 02109

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                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

The Taxpayer Relief Act of 1997 recently signed into law by President Clinton includes new twists and important changes to Individual Retirement Account (IRA) laws. The provisions will, among other things, allow more people to qualify for annual tax-deductible IRA contributions and to save tax-free for college. They also allow IRA investors to withdraw money penalty-free from all IRAs to buy a first home or pay for college expenses.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

      For existing deductible IRAs, the law doubles income limits over the next eight to 10 years for those eligible to deduct an annual IRA contribution of up to $2,000. For individuals, the annual income cap will increase incrementally from the current $25,000 to $50,000 by 2005. For couples, the limit would increase from $40,000 today to $80,000 in 2007. The new law also allows non-working spouses to make IRA contributions even if their spouse is covered by a company-sponsored plan, provided the couple's joint income is less than $150,000.

      The law also creates two new IRA investment vehicles. One, called the "Roth IRA" after its principal congressional sponsor, allows for non-deductible annual contributions up to a $2,000 maximum. But income accumulates tax-free and if the account has been open for five years, distributions are tax-free if they are used after age 59 1/2 or upon death, disability or a first-time home purchase. Withdrawals for higher-education expenses would not be subject to a 10% penalty. Eligible investors must earn less than $95,000 per year individually or $150,000 per couple.

      A second new IRA plan is called the "Education IRA" and it allows non-deductible contributions of up to $500 per year, per child under age 18. Earnings in the account accumulate tax-free, and withdrawals are also not taxed when applied toward undergraduate or graduate-level expenses. Eligible investors are subject to the same income restrictions as the Roth IRA.

  The law has also made some important changes in capital gains tax rates and estate tax laws. But the devil is in the details, and so we recommend exploring how you can benefit from the changes with your investment professional and tax advisor. The Taxpayer Relief Act of 1997 gives investors new options toward savings. It's a move we applaud.

Sincerely,


/s/ Edward J. Boudreau, Jr.

          EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

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                     BY JAMES K. HO, CFA, PORTFOLIO MANAGER

                                  John Hancock
                                Active Bond Fund

               Bonds travel volatile path in the last six months;
                     strong economy prompts inflation fears

"Our 27% stake in corporate bonds served us well."

Fixed-income securities moved ahead in fits and starts over the last six months. When the period began in March, interest rates were rising and bond prices falling in anticipation of a pre-emptive strike against inflation by the Federal Reserve Board. After the Fed raised the federal funds rate by one quarter percentage point, rates continued to rise through April as investors nervously awaited each new economic report to try to determine whether the economy's growth pace was slowing from its torrid first quarter pace. But signs that growth was indeed slowing and that inflation remained mute helped the bond market stage a summer rally through the end of July. The yield on the 30-year Treasury fell from its April peak of 7.27% to 6.40% by the end of July. It didn't end there, however. Bonds reversed course again in August, when more signs of a robust economy sowed fears anew that the Fed would need to raise rates again before year end.

      In this fitful environment, John Hancock Active Bond Fund posted solid results, producing a total return of 4.83% at net asset value for the six months ended August 31, 1997. That result was ahead of the average corporate debt A-rated fund, which returned 4.10% in the same period, according to Lipper Analytical Services, Inc. Another benchmark, the Lehman Government/Corporate Bond Index, returned 4.36%.

Strategy

Although we never make strong bets on the direction of interest rates, our duration adjustments helped the Fund's performance. Duration measures how sensitive a bond's price is to changes in interest rates. The shorter the duration, the less a bond's price moves in response to changing interest rates. At first, the Fund's duration was shorter than average, which helped us during the spring selloff. By mid June, we became less defensive, lengthening duration


[A 2" x 3" photo of the Fund  management  team at bottom right.  Caption  reads:
"James Ho (center) and Fund management team members Ben Matthews (l) and Seth Robbins (r)".]

================================================================================
       John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

--------------------------------------------------------------------------------

[Bar chart with heading "FUND PERFORMANCE" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1997." The chart is scaled in increments of 2%, with 6% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 4.83% total return for the John Hancock Active Bond Fund. The second represents the 4.10% total return for the Average corporate debt A-rated fund. The third represents the 4.36% total return for the Lehman Government/Corporate Index. A footnote below states "The total return for John Hancock Active Bond Fund is at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper Analytical Services. The Lehman Brothers Government/Corporate Bond Index is a broad index composed of investment-grade corporate and government bonds. See following two pages for historical performance information."]

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to about the neutral point and capturing much of the summer rally before we shortened again in mid August.

U.S. and emerging-market corporate bonds boost performance

Our 27% stake in corporate bonds served us well. Investors' continuing appetite for yield and the financial strength of corporate America helped boost corporate bond prices and push corporate yields lower, bringing them closer to one another and to the yields offered by Treasuries. High-yield bonds, those with credit ratings of below investment grade, performed particularly well. Our cable holdings -- Time Warner, TCI and Viacom -- were strong contributors. What's more, two of our securities -- Owens Illinois and Stone Container -- were tendered during the period at prices dramatically higher than what we had paid for them. The remainder of the Fund's assets were in government securities. As assets continue to grow, we plan to further boost our stake in corporate bonds, as we will be less constrained by minimum purchase requirements.

"We're keeping our cautious outlook for the near term."

      With narrowing yield spreads, risk premiums also came down, meaning that investors were getting less benefit for taking on more risk. Given this reality, we began to upgrade the portfolio's credit quality. We have been able to do this without sacrificing yield by buying dollar-denominated emerging-market corporate bonds whose creditworthiness is often masked, since no corporation's rating can be higher than that of its home country's government bonds. Our in-depth credit research has led us to several issues that have served us well, such as Camuzzi Gas, in Argentina and Yanachhoca, a Peruvian mining company. We were hurt during the period, however, by our Indonesian and Philippine holdings which suffered after many Southeast Asian currencies were devalued. However, the majority of our holdings there are corporate bonds with strong sources of dollar-based revenues, and are therefore likely to withstand the currency volatility.

Cautious optimism

We're keeping our cautious outlook for the near term. With strong labor numbers and higher consumer confidence, inflation worries will likely remain. In our view, there's still a possibility that the Fed will raise interest rates before year's end, although we believe any increase would be modest and could prompt bonds to rebound afterward. For now, we will keep the Fund's duration slightly shorter than its benchmark and closely monitor the economic reports for clearer signs of the economy's direction.

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                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total return for the John Hancock Active Bond Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

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                            CUMULATIVE TOTAL RETURNS
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For the period ended June 30, 1997

                                   ONE       LIFE OF
                                  YEAR        FUND
                                  ----        ----
John Hancock Active Bond Fund     8.67%     17.94%(1)


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                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                   ONE       LIFE OF
                                  YEAR        FUND
                                  ----        ----
John Hancock Active Bond Fund(2)  8.67%     7.60%(1)

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                                      YIELD
--------------------------------------------------------------------------------

As of August 31, 1997

                                        SEC 30-DAY
                                          YIELD
                                          -----
John Hancock Active Bond Fund             6.23%

                              Notes to Performance

(1)   Commenced operations on March 30, 1995.
(2) The Adviser has agreed to limit the Fund's expenses to 0.60% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 5.72% and 2.13%, respectively.

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                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Active Bond Fund would be worth on August 31, 1997 assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Lehman Government Corporate Bond Index--an unmanaged index that measures the performance of U.S. Government bonds, U.S. corporate bonds and Yankee bonds.

[Line chart with the heading Active Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Government/Corporate Bond Index and is equal to $305,932 as of August 31, 1997. The second line represents the value of the hypothetical $250,000 investment made in the Active Bond Fund on March 30, 1995 and is equal to $300,683 as of August 31, 1997.]

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                  BY LAWRENCE J. DALY, ANTHONY A. GOODCHILD AND
                      JANET L. CLAY, CO-PORTFOLIO MANAGERS

                                  John Hancock
                                Global Bond Fund

                   U.S. interest-rate uncertainty keeps global
                              bond markets volatile

"A combination of higher-yielding securities and shorter duration helped the Fund..."

A host of factors combined to make global bond markets volatile over the last six months. Interest-rate uncertainty -- led primarily by the U.S. bond market -- kept global bond investors on edge. Political uncertainty also played a role in the world markets' gyrations. Major elections in the U.K., France and Mexico ousted long-standing incumbent parties and ushered in new political regimes. Finally, the devaluation of local currencies in Thailand, the Philippines and Indonesia added to the market volatility.

      Despite the ups and downs, global bond investors ended the period with small gains. For the six months ended August 31, 1997, John Hancock Global Bond Fund posted a total return of 2.12% at net asset value. That was slightly ahead of the average general world income fund's return of 1.94%, according to Lipper Analytical Services, Inc. For another comparison, the JP Morgan Global Government Bond Index returned 1.66% for the period.

      A combination of higher-yielding securities and shorter duration helped the Fund come out ahead of its competitors. Our higher-yielding bonds, particularly in Latin America, performed well during the second quarter rally. Our shorter duration helped the Fund weather the market volatility. Duration is a measure of how sensitive the Fund's share price is to market fluc tuations. The shorter the duration, the less volatile the share price.

      Our exposure to foreign currencies produced mixed results. Early in the period, it detracted from performance as the U.S. dollar continued to strengthen. However, later in the period, the dollar weakened and the Fund benefited from its local currency exposure in Germany, the U.K. and Japan.

Shift toward U.S. bonds

In the past year, global bond investors have

[A 2" x 3" photo of the Global Bond management team at bottom right. Caption reads: "The Global Bond management team: (l-r) Tony Goodchild, Janet Clay, Larry Daly".]

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        John Hancock Funds -- Institutional Series Trust Global Bond Fund

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[Bar chart with heading "FUND PERFORMANCE" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1997." The chart is scaled in increments of 1%, with 3% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 2.12% total return for the John Hancock Global Bond Fund. The second represents the 1.94% total return for the Average general world income fund. The third represents the JP Morgan Global Government Bond Index. A footnote below states "The total return for John Hancock Global Fund is at net asset value with all distributions reinvested. The average general world income fund is tracked by Lipper
Analytical Services, Inc. The JP Morgan Global Government Index is a broad-based index composed of government bonds issued in 13 countries in Europe, Asia, and North America. See the following two pages for historical performance information."]

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witnessed a massive compression of yield spreads worldwide. (The difference in yields between bonds of different countries has narrowed to minimal levels.) We believe that this dramatic convergence in yields has strongly swung the risk/reward balance in favor of the United States. Bonds in many foreign countries simply don't offer a significant yield advantage over U.S. Treasuries, and the economic fundamentals don't warrant future rate declines. So we've increased our U.S. Treasury holdings to 60% of the Fund's net assets. Our focus remains primarily on the five-year maturity range. The remaining 40% of the Fund's net assets are in selective markets that we feel offer attractive yields and upside potential. Below is a look at our current allocation outside of the U.S. market.

o EUROPE. We've pared our European position to 11%, down from 38% at the end of February. Many of the European markets have had a good run, and we felt it was time to take profits. What's more, the uncertainty surrounding the outcome of Europe's Economic and Monetary Union has started to weigh heavily on the European markets. Our remaining holdings are in the U.K. and Russia.

o LATIN AMERICA. After trimming our position in Brazil, we maintained an 18% position in Latin American markets. We believe that the long-term trends of increasing political stability and improving fiscal conditions continue to favor these markets.

o AUSTRALIA/NEW ZEALAND. Interest-rate cuts have resulted in strong rallies in both Australia and New Zealand. After such a big run, yield spreads narrowed considerably to U.S. Treasuries, and we decided to take some profits. By the end of the period, our stake in Australia and New Zealand had fallen from 12% to 7%.

"Our short-term focus is on U.S. Treasuries. Outlook

With worldwide yield spreads at such low levels, we're clearly facing a unique situation in global bond markets. Until we're rewarded for going overseas, we'll keep our strong focus on U.S. Treasuries. In addition, given the interest-rate, political and currency uncertainties putting pressure on many foreign markets, we're comfortable keeping a good portion of our assets at home.

----------
International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

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--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total return for the John Hancock Global Bond Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                   ONE       LIFE OF
                                  YEAR        FUND
                                  ----        ----
John Hancock Global Bond Fund     4.87%     10.28%(1)

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                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                   ONE       LIFE OF
                                  YEAR        FUND
                                  ----        ----
John Hancock Global Bond Fund(2)  4.87%     4.55%(1)

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                                      YIELD
--------------------------------------------------------------------------------

As of August 31, 1997

                                        SEC 30-DAY
                                          YIELD
                                          -----
John Hancock Global Bond Fund             6.00%


                              Notes to Performance

(1)   Commenced operations on April 19, 1995.
(2) The Adviser has agreed to limit the Fund's expenses to 0.85% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been (0.94%) and (25.91%), respectively.

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--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Global Bond Fund would be worth on August 31, 1997 assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the J.P. Morgan Global Government Index--an unmanaged market capitalization-weighted index consisting of the government bond markets of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the United Kingdom and the United States. All issues have a remaining maturity of at least one year and are rebalanced monthly.

[Line chart with the heading Global Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the J.P. Morgan Global Government Index and is equal to $292,943 as of August 31, 1997. The second line represents the value of the hypothetical $250,000 investment made in the Global Bond Fund on April 19, 1995 and is equal to $275,213 as of August 31, 1997.]

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                   BY TIMOTHY E. KEEFE, CFA, PORTFOLIO MANAGER

                                  John Hancock
                             Fundamental Value Fund

                Small-company stocks rebound after a one-year lag

"...the financial sector was a main contributor to performance."

The Fund produced very strong results over the last six months, boosted by an idyllic economic backdrop and a rebound in small-company stocks. Overall, the market advanced on the heels of moderate growth, subdued inflation and solid corporate profits. But its rise was marked by heightened volatility, as investors periodically fretted about the strength of the economy, inflation and corporate earnings prospects, most recently in August. Along with market fluctuations came a change in stock leadership, as the largest blue-chip stocks of the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index took a breather. Investors fearful that mega-stock prices were too lofty for the companies' earnings prospects turned their attentions back to smaller companies. Their valuation levels were much more attractive after lagging the market for months. For the six months ended August 31, 1997, the market, as measured by the S&P 500, advanced 14.78%, including reinvested dividends, while the Russell 2000 Index, a broad measure of small-company performance, returned 18.53%. In the same period, John Hancock Fundamental Value Fund significantly outperformed its peers due to good stock picking and an emphasis on small-company stocks. For the six months ended August 31, 1997, the Fund posted a total return of 25.83% at net asset value, compared to the 14.32% return of the average growth and income fund, according to Lipper Analytical Services, Inc.

Strategy and performance review

After the small-company rally began in April, we reduced our exposure to stocks that, while they fit our criteria of being inexpensive, were not in businesses that we wanted to own long term. For example, we significantly cut our position in restaurant company Darden, and we eliminated our stake in Morrison Fresh Cooking. In their place, we added companies whose stocks were both undervalued, and that operate in better businesses. As always, we're looking for companies that show strong prospects for growth, but

[A 2" x 3" photo of the Fund management team at bottom right. Caption reads:
"Tim Keefe (standing) and Fund management team members Anurag Pandit (l) and Ben Hock (r).]

================================================================================

   John Hancock Funds -- Institutional Series Trust -- Fundamental Value Fund

--------------------------------------------------------------------------------

[Bar chart with heading "FUND PERFORMANCE" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1997." The chart is scaled in increments of 10%, with 30% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 25.83% total return for John Hancock Fundamental Value Fund. The second represents the 14.32% total return for the Average growth and income fund. The third represents the 14.78% total return for the S&P 500-Stock Index. A footnote below states: "The total return for John Hancock Fundamental Value Fund is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. The S&P 500-Stock Index is an unmanaged index that includes 500 widely-traded common stocks. See the following two pages for historical information."]

--------------------------------------------------------------------------------

whose stocks are inexpensive because of temporary market volatility or because the company is misunderstood or neglected. Dominick's Supermarkets is a perfect example. Because the company received little coverage from Wall Street analysts, we were able to buy a company with strong management and leading market share for a solid discount to other supermarket providers.

      With the sell-off in stocks that accompanied rising interest rates in March and April, we found some good buying opportunities, particularly in the financial sector, which was a main contributor to performance. The consumer finance subsector provided fertile ground when negative sentiment abounded because of the perception of rising delinquencies and increasing personal bankruptcies. In addition, several consumer finance companies either were accused of accounting irregularities, filed for Chapter 11 bankruptcy protection or suffered earnings shortfalls. We took advantage of investors' fears to invest in several well-managed companies that we believe stand to benefit from the sector's turmoil. One was FIRSTPLUS Financial Group, one of the leading home equity lenders growing at 20% to 30% per year. Its stock rose by 40% in the period. Other significant contributors to performance were MoneyGram Payment Systems, a money wire transfer agent, and CMAC Investment Corp., provider of private mortgage insurance.

      Some other solid performers during the period were companies in consolidating industries. Fiberboard, a building products supplier, benefited from being a consolidator in a consolidating industry. Its stock was further boosted when it, too, was taken over, at which point we took profits, given its solid price increase, and sold our position. Envelope manufacturer Mail-Well's stock rose 110% in the last six months on stronger-than-expected first quarter earnings and the announced purchase of another company.

"...we use this nervous environment to our advantage in finding great companies..."

A look ahead

It's very likely that increased market volatility is here to stay for a while, given investors' skittishness about the economy, inflation and the lofty level of many stock valuations. As disciplined value investors, we use this nervous environment to our advantage in finding great com panies selling at prices that don't reflect their worth. In any event, the portfolio of small-company stocks that we opportunistically craft for John Hancock Fundamental Value Fund tends to be less correlated to overall market shifts. We'll continue to look for situations that we believe have the potential to do well no matter how the market behaves.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total return for the John Hancock Fundamental Value Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                        ONE       LIFE OF
                                       YEAR        FUND
                                       ----        ----
John Hancock Fundamental Value Fund   23.52%     42.10%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                          ONE     LIFE OF
                                         YEAR      FUND
                                         ----      ----
John Hancock Fundamental Value Fund(2)  23.52%   17.34%(1)

                              Notes to Performance

(1)   Commenced operations on April 19, 1995.
(2) The Adviser has agreed to limit the Fund's expenses to 0.80% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 22.71% and 15.29%, respectively.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------
The chart on the right shows how much a $250,000 investment in the John Hancock Fundamental Value Fund would be worth on August 31, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

[Line chart with the heading Fundamental Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard and Poor's 500 Stock Index and is equal to $473,491 as of August 31, 1997. The second line represents the value of the hypothetical $250,000 investment made in the Fundamental Value Fund on April 19, 1995 and is equal to $389,635 as of August 31, 1997.]

================================================================================

                 BY JOHN F. SNYDER III AND BARRY H. EVANS, CFA,
                              CO-PORTFOLIO MANAGERS

                                  John Hancock
                            Dividend Performers Fund

                  Volatility marks the market's strong advance

We're finding good values among mid-cap stocks.

Economic nirvana has continued to propel stocks higher over the last six months. In the seventh year of the economic expansion, corporate profits are still strong, unemployment is only 4.8%, interest rates remain at relatively low levels and inflation hasn't been this tame in more than three decades. The market's ride up, however, wasn't straight up. Fears about an inflation resurgence, and the ability of corporations to sustain their high profit levels roiled the market, most particularly at the beginning and end of the period. But the broad market, as measured by the Standard & Poor's 500-Stock Index, still advanced by 14.78% including reinvested dividends during the period.

Performance review

Overall, John Hancock Dividend Performers Fund also performed well. For the six months ended August 31, 1997, the Fund returned 15.54% at net asset value, compared to the 14.32% return of the average growth and income fund, according to Lipper Analytical Services, Inc.

      Larger companies led the market's advance up until recently. Our big pharmaceutical stocks such as Johnson & Johnson and Pfizer performed well thanks to successful new product developments and strong earnings. Also, retail behemoths Wal-Mart and Home Depot posted strong gains. Their attractive valuations, coupled with growing market shares, have enticed more investors into the stocks.

      On the downside, Automatic Data Processing (ADP) was a lackluster performer, despite its strong fundamentals. With many investors chasing after the hottest technology stocks, we believe that ADP has simply gotten lost in the shuffle. Rockwell International, one of the world's largest diversified technology firms, also disappointed us. Heavy publicity surrounding price competition in its semiconductor business has put pressure on the stock. However, semiconductors only comprise 20% of Rockwell's revenues. Once investors recognize this, we are confident that the stock will bounce back.

[A 2 1/4" x 3 1/4" photo of the Fund management team at bottom right. Caption reads: "The Dividend Performers management team: (l-r) Anne McDermott, John Snyder, Barry Evans, Jere Estes."]

================================================================================

  John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

--------------------------------------------------------------------------------

[Bar chart with heading "FUND PERFORMANCE" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1997." The chart is scaled in increments of 5%, with 20% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 15.54% total return for John Hancock Dividend Performers Fund. The second represents the 14.32% total return forthe Average growth and income fund. The third represents the 14.78% total return for theS&P 500-Stock Index. A footnote below states:
"The total return for John Hancock Dividend Performers Fund is at net asset value with all dividends reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. The S&P 500-Stock Index is an unmanaged index that includes 500 widely-traded common stocks. See following two pages for historical performance information."]

--------------------------------------------------------------------------------

Shift to medium-capitalization stocks

After such strong performance, we felt that many of our larger capitalization stocks were ripe for profit-taking. So we sold long-time holdings such as Pfizer in favor of mid-cap stocks that offered better value. Up until recently, the stock rally has been narrowly confined to a select group of big, blue-chip stocks. The mid-cap sector of the market has largely been ignored, and this is where we have found the greatest value.

      Investors should rest assured, however, that this is simply a shift in stock selection, not a change in our fundamental investment philosophy. We continue to invest exclusively in "dividend performers" -- those companies that have raised their dividends consecutively for at least the last 10 years. High-quality growth companies with predictable earnings growth remain our primary focus.

      BetzDearborn, which produces specialty chemicals to treat water, is a typical new holding. As the dominant player, the company is the prime beneficiary of the rapidly growing water treatment market. We've also beefed up our position in Bemis. This flexible-packaging company is not only extremely well-managed, but it dominates the industry. What's more, Bemis' overseas business is rapidly expanding.

"We're cautiously optimistic about stocks."

Looking ahead

As we look ahead, we're cautiously optimistic about stocks. The good news is that inflation remains benign, and liquidity remains very strong, despite the recent slowdown in cash inflows into the market.

      However, we cannot forget that the U.S. economy is in the seventh year of its expansion. As a result, it will become increasingly difficult for companies to increase sales revenues. In addition, the productivity gains that have fueled record earnings gains over the last few years are going to be harder to come by. To top it off, pricing power continues to diminish due to fierce competitive pressures and virtually non-existent inflation. Given that, we believe we could see more earnings disappointments as we head into 1998. Companies that can grow earnings in the double digits will be few and far between. It will be critical to invest in those stable, high-quality growth companies with clear industry leadership. In this economic environment, our "dividend performers" stocks are likely to maintain an important competitive advantage.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total return for the John Hancock Dividend Performers Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                          ONE     LIFE OF
                                         YEAR      FUND
                                         ----      ----
John Hancock Dividend Performers Fund   28.91%   67.38%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                          ONE     LIFE OF
                                         YEAR      FUND
                                         ----      ----
John Hancock Dividend Performers Fund(2)28.91%   25.70%(1)

                              Notes to Performance

(1)   Commenced operations on March 30, 1995.
(2) The Adviser has agreed to limit the Fund's expenses to 0.70% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 28.53% and 23.78%, respectively.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Dividend Performers Fund would be worth August 31, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

[Line chart with the heading Dividend Performers Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $473,491 as of August 31, 1997. The second line represents the value of the hypothetical $250,000 investment made in the Dividend Performers Fund on March 30, 1995 and is equal to $430,079 as of August 31, 1997.]

================================================================================

                BY ROBERT G. FREEDMAN, BENJAMIN A. HOCK, JR. CFA,
                    AND JAMES M. BOYD, CO-PORTFOLIO MANAGERS

                                  John Hancock
                            Multi-Sector Growth Fund

                  Stock market charges ahead; advance broadens
                            beyond the largest names

"Our financial stocks became our largest weighting..."

Recently, John Hancock Funds' chief investment officer Robert Freedman, along with Fund management team members Ben Hock and Jim Boyd, assumed co-manager responsibilities for the Fund. Mr. Hock, a senior vice president, joined John Hancock Funds in 1994 and has been in the investment business since 1974. Mr. Boyd joined John Hancock Funds in 1992.

      The stock market advanced strongly over the last six months, bolstered by moderate economic growth, tame inflation and healthy corporate earnings. At center stage were the large, more predictable blue-chip companies in the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index. They dominated the market's drive forward for much of the period, as investors nervously pondered the direction of the economy and the inflation picture. The mega-cap spotlight posed some hurdles for John Hancock Multi-Sector Growth Fund, whose focus is on mid-sized companies, many of which languished in the large-cap shadows until late in the period.

      For the six months ended August 31, 1997, the Fund posted a total return of 5.21% at net asset value. By comparison, the Russell Midcap Growth Index returned 17.43% and the average capital appreciation fund returned 15.52%, according to Lipper Analytical Services, Inc. The Fund was also held back by its investments in basic materials and energy, which suffered along with declines in the prices of gold and crude oil.

Strategy review

When the period began in March, the Fund's five focus sectors were energy, financials, health care, basic materials and capital equipment. At the end of August, our focus remained on the energy, financial and capital equipment sectors. But we made two shifts to better target sectors that we believe will benefit most from the continued vibrant economy with low inflation and interest rates. We eliminated our stake in basic materials since, even though demand for gold continues to grow, the stocks were hurt with the heavy gold selling by

[A 1 3/4" x 2 1/4" photo of the Fund management team at bottom right. Caption reads: "The Multi-Sector Growth Fund management team (l-r): Robert Freedman, Ben Hock and Jim Boyd".]

================================================================================

  John Hancock Funds -- Institutional Series Trust -- Multi-Sector Growth Fund

--------------------------------------------------------------------------------

[Bar chart with heading "FUND PERFORMANCE" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1997." The chart is scaled in increments of 5% with 20% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the5.21% total return for the John Hancock Multi-Sector Growth Fund. The second represents the 15.52% total return for the Average capital appreciation fund. The third represents the 17.43% total return for the Russell Midcap Growth Index. A footnote below states "The total return for John Hancock Multi-Sector Growth Fund is at net asset value with all distributions reinvested. The average capital appreciation fund is tracked by Lipper Analytical Services, Inc. The Russell Midcap Growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater than average growth orientation. See following two pages for historical performance information."]

--------------------------------------------------------------------------------

central banks. We also pared our health-care stake from 16% to 3%. Although the long-term story for increased health care demand remains compelling, the fastest-growing companies in the group have been the large drug companies that are above our size targets. In their place, we established a 10% position in retail stocks, given the economy's surge and the burst of consumer confidence. There, we benefited first from discounters like TJX and Dollar General before we sold them, and then from drugstores such as CVS. It's a play on industry consolidation and the strong pharmaceutical business. We also upped our technology stake from 7% to 22%, with a focus on semiconductor capital equipment companies, including Applied Materials, Novellus Systems and KLA-Tencor.

Financials, energy, capital equipment

Our financial stake -- including banks, insurance and finance companies -- became our largest weighting at 24% of net assets by the end of August, because of our conviction that the low inflation, low interest rate environment would prevail. Our focus is on select regional banks with strong franchises that are buying back stock and are expected to have earnings growth of 15% this year and next. Banc One and Comerica are two examples. With insurance companies, we bought the smart consolidators such as Travelers Property Casualty and General Re. In the energy field, we reduced our exposure from its high of nearly 30% early in the period to 20% by the end of August and shifted our emphasis from the exploration and production side to the energy service companies whose stock prices are less correlated to moves in the underlying commodity. With our 8% stake in capital equipment, we emphasized companies such as Allied Signal, Honeywell and Crane, all linked to fast-growing profitable niches in the strong aerospace industry.

"We will continue to emphasize established mid-sized companies..."

A look ahead

Unless the economic or inflation outlook changes significantly, which we don't anticipate for now, we plan to stick with our sector choices, believing they have the potential to provide investors with above-average growth opportunities at least through year end. We will continue to emphasize established mid-sized companies that are market leaders showing strong revenue growth. It's a group that we believe stands to benefit from shifting investor sentiment away from the mega-cap leaders.

----------
Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total return for the John Hancock Multi-Sector Growth Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                          ONE     LIFE OF
                                         YEAR      FUND
                                         ----      ----
John Hancock Multi-Sector Growth Fund    3.36%   49.08%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                          ONE     LIFE OF
                                         YEAR      FUND
                                         ----      ----
John Hancock Multi-Sector Growth Fund(2) 3.36%   19.72%(1)

                              Notes to Performance

(1)   Commenced operations on April 11, 1995.
(2) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 3.13% and 18.43%, respectively.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Multi-Sector Growth Fund would be worth on August 31, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in Russell Midcap Growth Index--an unmanaged index that contains those Russell Midcap securities with a greater-than-average growth orientation.

[Line chart with the heading Multi-Sector Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Russell Midcap Growth Index and is equal to $442,876 as of August 31, 1997.The second line represents the value of the hypothetical $250,000 investment made in the Multi-Sector Growth Fund on April 11, 1995 and is equal to $393,411 as of August 31, 1997.]

================================================================================

                   BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

                                  John Hancock
                              Small Capitalization
                                   Equity Fund

                    Small-company stocks regain their footing

"Our large weighting in technology stocks contributed to our outper- formance."

Small-company stocks enjoyed an impressive rebound over the past six months and handily outpaced their large-company counterparts. After crowding into large-company stocks over the past two years, investors began to question whether those securities were becoming too expensive. Meanwhile, some well-known large companies -- including Coca Cola and Gillette -- began to warn investors that their future earnings may be lower than originally expected. In search of more attractively-priced, faster-growing companies, investors shifted their focus to small-company stocks. The rotation from large- to small-company stocks provided the underpinnings for a small-company stock rally that began in April and continued through the end of the period.

      For the six month period ended August 31, 1997, the Fund posted a total return of 21.97% at net asset value. For the same period, the average small company growth fund returned 20.13%, according to Lipper Analytical Services, Inc. For another comparison, the Russell 2000 Index returned 18.53%.

Performance review

Our large weighting in technology stocks contributed to our outperformance. Some of our biggest technology winners were companies that manufacture equipment used to produce and test semiconductor chips. Unitrode, Semtech, and Aehr Test Systems all benefited from the strengthening demand for semiconductor chips. Other good performers in the

[A 2" x 2 3/4" photo of the Fund management team. Caption reads: "Bernice Behar and Fund management team members(l-r) Rob Hallisey, Anurag Pandit and Andrew Slabin".]

================================================================================

               John Hancock Funds -- Institutional Series Trust --
                        Small Capitalization Equity Fund

--------------------------------------------------------------------------------

[Bar chart with heading "FUND PERFORMANCE" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1997." The chart is scaled in increments of 5%, with 25% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 21.97% total return for the John Hancock Small Capitalization Equity Fund. The second represents the 20.13% total return for the Average small-company growth fund. The third represents the 18.53% total return for the Russell 2000 Index. A footnote below states "The total return for John Hancock Small Capitalization Equity Fund is at net asset value with all distributions reinvested. The average small company growth fund is tracked by Lipper Analytical Services, Inc. The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 securities. See the following two pages for historical information."]

--------------------------------------------------------------------------------

technology group were REMEC and Sawtek, makers of sophisticated equipment used in the fast-growing world of wireless communications.

      Energy service companies -- which provide services and equipment to energy exploration and production companies -- also posted their share of winners. As the global demand for energy grew and the supply of stockpiled energy dwindled, the exploration and production (E&P) companies ramped up their capital expenditures. Maverick Tube and Lone Star Technologies -- which make tube and pipe for E&P companies -- not only benefited from that trend, but were also aided by an improved pricing environment.

      In the consumer arena, top performing companies came from the broadcast and retailing sectors. Continued consolidation among radio stations provided a lift for the stock prices of SFX Broadcasting and Heftel Broadcasting. SFX was further boosted by rumors that it was about to be taken over, while Heftel's Spanish format helped it gain advertising revenues. Retail companies Proffitt's, a department store chain which caters to mid- to upper-income customers, and Hibbett Sporting Goods, which operates sporting goods stores in small towns, benefited from rising consumer confidence and spending. Similarly, department store chain Stage Stores, which also operates in small towns, performed well as a result of continuing to surpass expectations.

Environment remains ripe for small-cap stocks to keep advancing.

Outlook

If investors continue to fear that large companies' earnings growth rates are questionable, it could well result in more money flowing into small-company stocks. Corporate earnings -- the under pinning of stock prices -- have come under pressure at some big multinational companies, due in large part to the strength of the U.S. dollar. If large multinationals continue to disappoint investors, small-company stocks stand a good chance to continue advancing. Because we target small companies with earnings growth rates of at least 20% to 25% annually -- well in excess of the large-company blue-chip stocks -- we are well positioned to benefit from that environment.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total return for the John Hancock Small Capitalization Equity Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                                   ONE      LIFE OF
                                                   YEAR      FUND
                                                   ----      ----
John Hancock Small Capitalization Equity Fund     10.97%   19.85%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                                    ONE     LIFE OF
                                                   YEAR      FUND
                                                   ----      ----
John Hancock Small Capitalization Equity Fund(2)  10.97%   16.86%(1)

                              Notes to Performance

(1)   Commenced operations on May 2, 1996.
(2) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 6.71% and 2.72%, respectively.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Small Capitalization Equity Fund would be worth on August 31, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index--an unmanaged index that consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

[Line chart with the heading Small Capitalization Equity Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Russell 2000 Index and is equal to $310,299 as of August 31, 1997. The second line represents the value of the hypothetical $250,000 investment made in the Small Capitalization Equity Fund on May 2, 1996 and is equal to $293,746 as of August 31, 1997.]

================================================================================

         BY MIREN ETCHEVERRY, GERARDO J. ESPINOZA, AND JOHN L.F. WILLS,
                             CO-PORTFOLIO MANAGERS

                                  John Hancock
                            International Equity Fund

                  Mixed results for international stock markets

We increased our stake in Europe, emphasizing corporate restructuring plays.

Foreign stock market performance varied widely during the past six months. Among the top performers during the period were Europe and the reform-minded emerging-market countries of Latin America. On the other hand, the emerging Southeast Asian markets were slammed by currency devaluations in August and financial problems that caused most markets there to drop by as much as 30% to 45%. The region's woes even had a brief ripple effect on Hong Kong and Latin America.

      Overall, international investors came out ahead, despite losing ground late in the period. For the six months ended August 31, 1997, the average international fund returned a total 6.09% and the FT Actuaries World Ex-US Index returned 6.16%. During the same period, John Hancock International Equity Fund lagged its peers, posting a total return of -0.21% at net asset value. There were several factors contributing to the Fund's underperformance, including substantial inflows of new cash during the period that had to be invested during rising markets. In addition, we were held back by an overweighted position in Singapore -- a traditional Southeast Asian stalwart that fell prey to the region's weakness -- and the sharp decline in several Australian mining stocks.

Developed vs. developing Asia

The developed markets of Asia, including Japan and Hong Kong, advanced modestly during the period. We added to our stake in Japan, which remains our largest country holding at 15% of the Fund's assets, up from 12% in March. Its market rose earlier in the period as the economy began to awaken, and domestic pensions and foreign investors returned to the equity market after a lengthy absence. But by the end of August, the market gave back much of its earlier gains. The economy slowed in the summer as consumers digested the imposition of higher taxes, and the belief grew that economic recovery would be delayed. We kept our focus on exporters, such as TDK, Sony and Matsushita-Kotobuki, which continue to benefit from a relatively weak yen.

      Hong Kong had periodic bouts of volatility concern-

[A 1 3/4" x 2 1/4" photo of the International Equity Fund Management team at the bottom middle. Caption reads "The International Equity Fund Management team:
(l-r) Gerardo Espinoza, Miren Etcheverry, John Wills".]

================================================================================

  John Hancock Funds -- Institutional Series Trust -- International Equity Fund

--------------------------------------------------------------------------------

[Bar chart with heading "FUND PERFORMANCE" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1997." The chart is scaled in increments of 4%, with 8% at the top and -8% at the bottom. Within the chart, there are three solid bars. The first represents the -0.21% total return for John Hancock International Equity Fund. The second represents the 6.09% total return for the Average International Fund. The third represents the 6.16% total return for the FT Actuaries World Ex-US Index. A footnote below states "The total return for John Hancock International Equity Fund is at net asset value with all distributions reinvested. The average international fund is tracked by Lipper Analytical Services, Inc. The FT Actuaries World Ex-US Fund is a broad-based index composed of approximately 1800 securities in 23 countries. See the following two pages for historical performance information."]

--------------------------------------------------------------------------------

ing transition to Chinese rule, concerns about rising U.S. interest rates and its neighbors' currency crises. But the market rebounded each time. Our best performers were property conglomerates Hutchison Whampoa and Cheung Kong Holdings. We remain overweighted in Hong Kong, but we cut our position almost in half, from 12% to 7%, in order to more broadly diversify the portfolio. Southeast Asia, on the other hand, had nothing but problems during the period. We cut our total stake in Singapore, Malaysia and Thailand in half, from 9% to 4%, eliminating Thailand.

Latin American growth; European selectivity

Conversely, our stake in the emerging markets of Latin America grew to 17% from 13%, and served us well, even with some emerging-market jitters during the period. Our largest country remains Brazil, where we nearly tripled our stake to 12%. Its stock market has soared as the positive combination of political stability and moves toward privatization and economic reform play out. Communications giant Telecomunicacoes Brasileiras is a perfect example. We upped our stake in Europe from 27% to 44%, with a focus on select companies that have embraced corporate restructurings, such as auto maker Volkswagen, and exporting companies benefiting from weaker currencies. In Europe, the UK remains our largest country weighting, which we increased to 13% of the Fund's assets based on a strong economy and currency, and a buoyant consumer.

"We are positive about prospects for world markets next year."

A look forward

We are positive about prospects for world markets next year. Going forward, we plan to diversify the Fund more into countries that have less correlation to moves in the U.S. market, as a way to manage risk. We will stay overweighted in Latin America because of our belief in the region's strong growth prospects. In Europe, we will continue to take advantage of restructuring plays. As for developed Asia, we are comfortable with our Hong Kong and Japan weightings. In Japan, we are adequately positioned to take advantage of any short-term upticks. Yet, our underweighting relative to our peers should help to limit the potential we see longer term for risks associated with Japan's remaining structural challenges. Should Hong Kong's incorporation into China continue smoothly, that will enhance its position as a major worldwide financial center. Finally, we will carefully monitor emerging Asia for attractive values.


----------
International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total return for the John Hancock International Equity Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                          ONE     LIFE OF
                                         YEAR      FUND
                                         ----      ----
John Hancock International Equity Fund   7.43%   21.93%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                           ONE      LIFE OF
                                           YEAR      FUND
                                           ----      ----
John Hancock International Equity Fund(2)  7.43%   9.20%(1)

                              Notes to Performance

(1)   Commenced operations on March 30, 1995.
(2) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 6.16% and 5.08%, respectively.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock International Equity Fund would be worth August 31, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Financial Times-Actuaries World EX-US Index--an unmanaged index composed of securities in 23 countries, excluding the United States. Selection criteria, overseen by the World Index Policy Committee, exclude all companies that cannot be purchased by foreigners. Companies then are ranked by market capitalization, and the top 5% are automatically included.

[Line chart with the heading International Equity Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Financial Times-Actuaries World EX-US Index and is equal to $324,365 as of August 31, 1997. The second line represents the value of the hypothetical $250,000 investment made in the International Equity Fund on March 30, 1995 and is equal to $281,579 as of August 31, 1997.]

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds -- Institutional Series Trust

Statements of Assets and Liabilities
August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 ACTIVE      GLOBAL    FUNDAMENTAL    DIVIDEND
                                                                                  BOND        BOND       VALUE       PERFORMERS
Assets:                                                                           FUND        FUND        FUND         FUND
                                                                                  ----        ----        ----         ----
 Investments at value - Note C:
  Common stocks (cost - none; none; $5,415,479 and $13,986,406,
   respectively) ..........................................................  $       --  $        --   $ 6,628,089  $16,116,038
  Preferred stocks (cost - none; none; $216,725 and none,
   respectively) ..........................................................          --           --       280,000           --
  Bonds (cost - $3,320,501; $1,007,942; none and none, respectively) ......   3,350,061    1,004,786            --           --
  Short-term investments (cost - $219,000; $32,000; $386,000 and
   $822,000, respectively) ................................................     219,000       32,000       386,000      822,000
  Corporate savings account ...............................................          76           --           238          414
                                                                              ---------    ---------     ---------   ----------
                                                                              3,569,137    1,036,786     7,294,327   16,938,452
  Cash ....................................................................          --          174            --           --
  Receivable for open forward foreign currency exchange
    contracts purchased - Note A ..........................................          --        3,759            --           --
  Receivable for open forward foreign currency exchange
    contracts sold - Note A ...............................................          --          665            --           --
  Receivable for investments sold .........................................          --           --       344,087           --
  Interest receivable .....................................................      41,641       16,371           186          383
  Dividends receivable ....................................................          --           --         2,744       33,616
  Deferred organization expenses - Note A .................................       4,235        4,248         4,324        4,273
  Receivable from John Hancock Advisers, Inc. - Note B ....................       3,849        4,124            --           --
  Other assets ............................................................          41            6           236          142
                                                                              ---------    ---------     ---------   ----------
            Total Assets ..................................................   3,618,903    1,066,133     7,645,904   16,976,866
            -------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for closed forward foreign currency exchange
 contracts sold - Note A ..................................................          --          672            --           --
Payable for open forward foreign currency exchange contracts
 purchased - Note A .......................................................          --          692            --           --
Payable for investments purchased .........................................      13,162           --       176,641           --
Payable for shares repurchased ............................................          --           --            --        7,720
Dividend payable ..........................................................       2,010          476            --           --
Payable to John Hancock Advisers, Inc. - Note B ...........................          --           --           679        8,286
Accounts payable and accrued expenses .....................................      14,662       14,909        18,208       16,238
                                                                              ---------    ---------     ---------   ----------
            Total Liabilities .............................................      29,834       16,749       195,528       32,244
            -------------------------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in ...........................................................   3,556,700    1,072,478     5,602,575   13,989,086
Accumulated net realized gain (loss) on investments and
 foreign currency transactions ............................................       2,575      (19,036)      564,533      784,146
Net unrealized appreciation (depreciation) of investments
 and foreign currency transactions ........................................      29,564         (123)    1,275,906    2,129,643
Undistributed net investment income (distributions in excess
 of net investment income) ................................................         230       (3,935)        7,362       41,747
                                                                              ---------    ---------     ---------   ----------
            Net Assets ....................................................  $3,589,069  $ 1,049,384   $ 7,450,376  $16,944,622
            ===================================================================================================================
Net Asset Value Per Share
 (based on 415,327; 129,127; 635,836 and 1,239,634 shares,
 respectively, of beneficial interest outstanding -
 unlimited number of shares authorized with no par value) .................  $     8.64  $      8.13   $     11.72  $     13.67
===============================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 1997. You'll also find the net asset value per share as of that date.

                        SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds -- Institutional Series Trust

Statements of Assets and Liabilities
August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                   MULTI-SECTOR      SMALL     INTERNATIONAL
                                                                      GROWTH    CAPITALIZATION    EQUITY
                                                                       FUND      EQUITY FUND       FUND
                                                                    -----------  -----------   -----------
Assets:
  Investments at value - Note C:
   Common stocks (cost - $36,623,360; $1,860,019 and $6,758,225,
    respectively) ................................................  $39,429,281  $ 2,308,173   $ 6,955,566
   Preferred stocks (cost - none; none; $400,688) ................           --           --       345,916
   Short-term investments (cost - $512,000; $65,000 and $185,000,
    respectively) ................................................      512,000       65,000       185,000
   Corporate savings account .....................................          465          224            --
                                                                    -----------  -----------   -----------
                                                                     39,941,746    2,373,397     7,486,482
  Cash ...........................................................           --           --           869
  Foreign currency, at value (cost - none; none and $19,662,
   respectively) .................................................           --           --        19,658
  Receivable for investments sold ................................      245,033           --       221,551
  Interest receivable ............................................          247           32            86
  Dividends receivable ...........................................       38,750          262         5,797
  Foreign tax receivable .........................................           --           --         4,138
  Deferred organization expenses - Note A ........................        5,328       15,017         4,243
  Receivable from John Hancock Advisers, Inc. - Note B ...........           --        5,230            --
  Other assets ...................................................          374          363             9
                                                                    -----------  -----------   -----------
                Total Assets .....................................   40,231,478    2,394,301     7,742,833
                ------------------------------------------------------------------------------------------
Liabilities:
  Payable for open forward foreign currency exchange contracts
   purchased - Note A ............................................           --           --            77
  Payable for investments purchased ..............................      237,018       19,108        39,656
  Payable for shares repurchased .................................        6,878           --        10,996
  Foreign tax payable ............................................           --           --           524
  Payable to John Hancock Advisers, Inc. and affiliates - Note B .       23,633            4        10,264
  Accounts payable and accrued expenses ..........................       21,434       14,228        21,040
                                                                    -----------  -----------   -----------
                Total Liabilities ................................      288,963       33,340        82,557
                ------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ................................................   34,856,406    1,962,226     7,651,977
  Accumulated net realized gain (loss) on investments and
   foreign currency transactions .................................    2,250,425      (50,062)     (164,254)
  Net unrealized appreciation of investments and foreign
   currency transactions .........................................    2,805,946      448,154       140,313
  Undistributed net investment income ............................       29,738          643        32,240
                                                                    -----------  -----------   -----------
                Net Assets .......................................  $39,942,515  $ 2,360,961   $ 7,660,276
                ==========================================================================================

Net Asset Value Per Share:
  (based on 2,997,671; 209,503; and 821,453 shares, respectively, of beneficial interest outstanding - unlimited number of shares
   authorized with no par value) .................................  $     13.32  $     11.27   $      9.33
==========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds -- Institutional Series Trust

Statements of Operations
Six months ended August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                 ACTIVE         GLOBAL     FUNDAMENTAL     DIVIDEND
                                                                  BOND           BOND         VALUE       PERFORMERS
                                                                  FUND           FUND         FUND           FUND
                                                                --------        -------     ---------     ----------
Investment Income:
  Interest (net of foreign withholding tax of none;
   $114; none and none, respectively) ......................    $114,331       $ 37,742     $  20,931      $  26,669
  Dividends (net of foreign withholding tax of none;
   none; $417 and none, respectively) ......................          --             --        37,139        106,233
                                                                --------       --------    ----------     ----------
                                                                 114,331         37,742        58,070        132,902
                                                                --------       --------    ----------     ----------
  Expenses:
   Registration and filing fees ............................      12,011          7,735         9,387          6,052
   Custodian fee ...........................................       9,647          7,854         6,643          7,836
   Investment management fee - Note B ......................       7,448          3,928        22,553         37,462
   Auditing fee ............................................       4,915          5,142         4,915          5,142
   Printing ................................................       2,717          3,162           860          1,488
   Transfer agent fee - Note B .............................         745            265         1,611          3,122
   Financial services fee - Note B .........................         273             96           591          1,140
   Miscellaneous ...........................................         200            215           222          1,133
   Trustees' fees ..........................................          98             46           118             71
   Legal fees ..............................................          43              6            50            124
   Organization expense - Note A ...........................         828            813           828            835
                                                                --------       --------    ----------     ----------
                Total Expenses .............................      38,925         29,262        47,778         64,405
                ----------------------------------------------------------------------------------------------------
                Less Expenses Reductions - Note B ..........     (29,987)       (24,810)      (22,003)       (20,699)
                ----------------------------------------------------------------------------------------------------
                Net Expenses ...............................       8,938          4,452        25,775         43,706
                ----------------------------------------------------------------------------------------------------
                Net Investment Income ......................     105,393         33,290        32,295         89,196
                ----------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
 Foreign Currency Transactions:
  Net realized gain (loss) on investments sold .............     ( 3,527)        30,921       432,600        619,548
  Net realized loss on foreign currency transactions .......          --        (49,957)           --             --
  Change in net unrealized appreciation of investments .....      24,956          7,237     1,036,408        989,296
  Change in net unrealized appreciation of foreign currency
   transactions ............................................          --            288            --             --
                                                                --------       --------    ----------     ----------
                Net Realized and Unrealized Gain (Loss)
                 on Investments and Foreign
                 Currency Transactions .....................      21,429        (11,511)    1,469,008      1,608,844
                ----------------------------------------------------------------------------------------------------
                Net Increase in Net Assets Resulting
                 from Operations ...........................    $126,822       $ 21,779    $1,501,303     $1,698,040
                ====================================================================================================

The Statement of Operations summarizes for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds -- Institutional Series Trust

Statements of Operations
Six months ended August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                     MULTI-SECTOR       SMALL      INTERNATIONAL
                                                                        GROWTH      CAPITALIZATION    EQUITY
                                                                          FUND        EQUITY FUND      FUND
                                                                       ---------       ---------     ---------
Investment Income:
  Interest ..........................................................  $    70,329     $   4,817     $  22,998
  Dividends (net of foreign withholding tax of $1,506;
   none and $6,382, respectively) ...................................      116,784         3,941        50,433
                                                                       -----------     ---------     ---------
                                                                           187,113         8,758        73,431
                                                                       -----------     ---------     ---------
  Expenses:
    Investment management fee - Note B ..............................      138,113         7,416        28,192
    Custodian fee ...................................................       28,451         9,367        15,701
    Transfer agent fee - Note B .....................................        8,632           464         1,566
    Registration and filing fees ....................................        6,685        12,484         4,278
    Auditing fee ....................................................        5,142         5,142         5,142
    Financial services fee - Note B .................................        3,165           170           572
    Printing ........................................................        2,094         2,412         2,254
    Organization expense - Note A ...................................        1,028         2,063           819
    Miscellaneous ...................................................          352            26           349
    Legal fees ......................................................          343            10            67
    Trustees' fees ..................................................          304            40            47
                                                                       -----------     ---------     ---------
                Total Expenses ......................................      194,309        39,594        58,987
                ----------------------------------------------------------------------------------------------
                Less Expenses Reductions - Note B ...................      (38,932)      (31,250)      (27,663)
                ----------------------------------------------------------------------------------------------
                Net Expenses ........................................      155,377         8,344        31,324
                ----------------------------------------------------------------------------------------------
                Net Investment Income ...............................       31,736           414        42,107
                ----------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and Foreign
 Currency Transactions:
  Net realized gain (loss) on investments sold ......................    1,048,340         6,239       (71,665)
  Net realized loss on foreign currency transactions ................      (13,316)           --       (52,537)
  Change in net unrealized appreciation (depreciation) of investments      927,413       412,102      (103,284)
  Change in net unrealized appreciation (depreciation) of foreign
   currency transactions ............................................          (19)           --        (2,229)
                                                                       -----------     ---------     ---------
                Net Realized and Unrealized Gain (Loss) on
                Investments and Foreign Currency Transactions .......    1,962,418       418,341      (229,715)
                ----------------------------------------------------------------------------------------------
                Net Increase (Decrease) in Net Assets Resulting
                from Operations .....................................  $ 1,994,154     $ 418,755     ($187,608)
                ==============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds -- Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                ACTIVE                          GLOBAL
                                                                              BOND FUND                        BOND FUND
                                                                      -------------------------      -------------------------------
                                                                      YEAR ENDED  SIX MONTHS ENDED   YEAR ENDED     SIX MONTHS ENDED
                                                                     FEBRUARY 28,  AUGUST 31, 1997   FEBRUARY 28,  AUGUST 31, 1997
Increase (Decrease) in Net Assets:                                         1997      (UNAUDITED)        1997          (UNAUDITED)
                                                                      -----------    -----------      -----------     ------------
From Operations:
  Net investment income .........................................     $   116,552    $   105,393      $    63,630     $     33,290
  Net realized gain (loss) on investments sold and foreign
   currency transactions ........................................           7,241         (3,527)         (26,163)         (19,036)
  Change in net unrealized appreciation (depreciation)
   of investments and foreign currency transactions .............          (4,783)        24,956           (7,200)           7,525
                                                                      -----------    -----------      -----------     ------------
   Net Increase in Net Assets Resulting from Operations .........         119,010        126,822           30,267           21,779
                                                                      -----------    -----------      -----------     ------------
Distributions to Shareholders: *
  Dividends from net investment income ..........................        (116,555)      (105,163)         (42,732)         (33,290)
  Distributions from net realized gain on investments sold ......          (2,809)            --               --               --
  Distributions from capital paid-in ............................              --             --          (20,898)              --
                                                                      -----------    -----------      -----------     ------------
   Total Distributions to Shareholders ..........................        (119,364)      (105,163)         (63,630)         (33,290)
                                                                      -----------    -----------      -----------     ------------

From Portfolio Share Transactions: **
  Shares sold ...................................................       1,178,749      2,559,841          901,911           45,435
  Shares issued to shareholders in reinvestment of distributions          118,599        101,763           14,405            8,533
                                                                      -----------    -----------      -----------     ------------
                                                                        1,297,348      2,661,604          916,316           53,968
  Less shares repurchased .......................................        (277,002)    (1,284,813)         (73,841)         (18,926)
                                                                      -----------    -----------      -----------     ------------
   Net Increase .................................................       1,020,346      1,376,791          842,475           35,042
                                                                      -----------    -----------      -----------     ------------
Net Assets:
  Beginning of period ...........................................       1,170,627      2,190,619          216,741        1,025,853
                                                                      -----------    -----------      -----------     ------------
  End of period (including undistributed net investment
   income of none; $230 and distributions in excess of
   net investment income of $3,935; $3,935, respectively) .......     $ 2,190,619    $ 3,589,069      $ 1,025,853     $  1,049,384
                                                                      ===========    ===========      ===========     ============
* Distributions to Shareholders:
  Per share dividends from net investment income ................     $    0.5983    $    0.3048      $    0.3513     $     0.2617
                                                                      -----------    -----------      -----------     ------------
  Per share distributions from net realized gain on
   investments sold .............................................     $    0.0114             --               --               --
                                                                      -----------    -----------      -----------     ------------
  Per share distributions from capital paid-in ..................              --             --      $    0.1718               --
                                                                      -----------    -----------      -----------     ------------
** Analysis of Portfolio Share Transactions:
  Shares sold ...................................................         139,746        297,681          106,277            5,571
  Shares issued to shareholders in reinvestment of distributions           13,886         11,879            1,713            1,052
                                                                      -----------    -----------      -----------     ------------
                                                                          153,632        309,560          107,990            6,623
  Less shares repurchased .......................................         (32,519)      (150,783)          (8,773)          (2,326)
                                                                      -----------    -----------      -----------     ------------
   Net Increase .................................................         121,113        158,777           99,217            4,297
                                                                      ===========    ===========      ===========     ============

The Statement of Changes in Net Assets shows how the value of each Fund's net assets have changed since the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds -- Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            FUNDAMENTAL                       DIVIDEND
                                                                             VALUE FUND                    PERFORMERS FUND
                                                                      -------------------------      -------------------------------
                                                                      YEAR ENDED  SIX MONTHS ENDED   YEAR ENDED     SIX MONTHS ENDED
                                                                     FEBRUARY 28,  AUGUST 31, 1997   FEBRUARY 28,  AUGUST 31, 1997
Increase (Decrease) in Net Assets:                                         1997      (UNAUDITED)        1997          (UNAUDITED)
                                                                      -----------    -----------      -----------     ------------
From Operations:
  Net investment income .........................................     $    84,569    $    32,295      $    96,299     $     89,196
  Net realized gain on investments sold .........................         590,179        432,600          240,807          619,548
  Change in net unrealized appreciation of investments ..........          13,894      1,036,408          674,538          989,296
                                                                      -----------    -----------      -----------     ------------
   Net Increase in Net Assets Resulting from Operations .........         688,642      1,501,303        1,011,644        1,698,040
                                                                      -----------    -----------      -----------     ------------
Distributions to Shareholders: *
  Dividends from net investment income ..........................         (73,585)       (42,255)         (76,479)         (71,929)
  Distributions from net realized gain on investments sold ......        (458,016)            --          (98,355)              --
                                                                      -----------    -----------      -----------     ------------
   Total Distributions to Shareholders ..........................        (531,601)       (42,255)        (174,834)         (71,929)
                                                                      -----------    -----------      -----------     ------------

From Portfolio Share Transactions: **
  Shares sold ...................................................       1,315,767      1,611,869        5,594,177        8,629,851
  Shares issued to shareholders in reinvestment
   of distributions .............................................         531,562         42,248          174,842           71,941
                                                                      -----------    -----------      -----------     ------------
                                                                        1,847,329      1,654,117        5,769,019        8,701,792
  Less shares repurchased .......................................      (1,286,544)    (1,673,371)      (1,257,538)      (2,050,792)
                                                                      -----------    -----------      -----------     ------------
   Net Increase (Decrease) ......................................         560,785        (19,254)       4,511,481        6,651,000
                                                                      -----------    -----------      -----------     ------------

Net Assets:
  Beginning of period ...........................................       5,292,756      6,010,582        3,319,220        8,667,511
                                                                      -----------    -----------      -----------     ------------
  End of period (including undistributed net investment
   income of $17,322; $7,362;
   $24,480 and $41,747, respectively) ...........................     $ 6,010,582    $ 7,450,376      $ 8,667,511     $ 16,944,622
                                                                      ===========    ===========      ===========     ============

* Distributions to Shareholders:
  Per share dividends from net investment income ................     $    0.1236    $    0.0677      $    0.1752     $     0.0825
                                                                      -----------    -----------      -----------     ------------
  Per share distributions from net realized gain on
    investments sold ............................................     $    0.8103             --      $    0.1901               --
                                                                      -----------    -----------      -----------     ------------

** Analysis of Portfolio Share Transactions:
  Shares sold ...................................................         135,360        153,795          498,503          662,369
  Shares issued to shareholders in reinvestment
   of distributions .............................................          57,853          4,414           15,790            5,737
                                                                      -----------    -----------      -----------     ------------
                                                                          193,213        158,209          514,293          668,106
  Less shares repurchased .......................................        (134,414)      (163,184)        (113,243)        (156,420)
                                                                      -----------    -----------      -----------     ------------
   Net Increase (Decrease) ......................................          58,799         (4,975)         401,050          511,686
                                                                      ===========    ===========      ===========     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds -- Institutional Series Trust

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            MULTI-SECTOR                   SMALL CAPITALIZATION
                                                                             GROWTH FUND                       EQUITY FUND
                                                                    ------------------------------    ------------------------------
                                                                    YEAR ENDED    SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED
                                                                    FEBRUARY 28,  AUGUST 31, 1997     FEBRUARY 28,   AUGUST 31, 1997
Increase (Decrease) in Net Assets:                                       1997        (UNAUDITED)          1997        (UNAUDITED)
                                                                      -----------    -----------      -----------     ------------
From Operations:
  Net investment income .........................................     $    10,399    $    31,736      $     1,870     $        414
  Net realized gain (loss) on investments sold and
   foreign currency transactions ................................       1,221,912      1,035,024          (56,301)           6,239
  Change in net unrealized appreciation of investments and
   foreign currency transactions ................................         912,165        927,394           36,052          412,102
                                                                      -----------    -----------      -----------     ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations      2,144,476      1,994,154          (18,379)         418,755
                                                                      -----------    -----------      -----------     ------------
Distributions to Shareholders: *
  Dividends from net investment income ..........................              --             --           (1,629)              --
  Distributions from net realized gain on investments sold ......        (102,180)            --               --               --
                                                                      -----------    -----------      -----------     ------------
   Total Distributions to Shareholders ..........................        (102,180)            --           (1,629)              --
                                                                      -----------    -----------      -----------     ------------

From Portfolio Share Transactions: **
  Shares sold ...................................................      21,261,390     18,970,096        1,221,905        1,955,799
  Shares issued to shareholders in reinvestment of distributions          101,551             --            1,444               --
                                                                      -----------    -----------      -----------     ------------
                                                                       21,362,941     18,970,096        1,223,349        1,955,799
  Less shares repurchased .......................................      (2,719,594)   (10,106,312)        (203,845)      (1,013,089)
                                                                      -----------    -----------      -----------     ------------
   Net Increase .................................................      18,643,347      8,863,784        1,019,504          942,710
                                                                      -----------    -----------      -----------     ------------

Net Assets:
  Beginning of period ...........................................       8,398,934     29,084,577               --          999,496
                                                                      -----------    -----------      -----------     ------------
  End of period (including undistributed net investment
   income (distributions in excess) of
   ($1,998); $29,738; $229 and $643, respectively) ..............     $29,084,577    $39,942,515      $   999,496     $  2,360,961
                                                                      ===========    ===========      ===========     ============

* Distributions to Shareholders:
  Per share dividends from net investment income ................              --             --      $    0.0157               --
                                                                      -----------    -----------      -----------     ------------
  Per share distributions from net realized gain on
   investments sold .............................................     $    0.0534             --               --               --
                                                                      -----------    -----------      -----------     ------------

** Analysis of Portfolio Share Transactions:
  Shares sold ...................................................       1,719,796      1,506,557          129,297          207,484
  Shares issued to shareholders in reinvestment of distributions            7,658             --              153               --
                                                                      -----------    -----------      -----------     ------------
                                                                        1,727,454      1,506,557          129,450          207,484
  Less shares repurchased .......................................        (218,299)      (803,718)         (21,244)        (106,187)
                                                                      -----------    -----------      -----------     ------------
   Net Increase .................................................       1,509,155        702,839          108,206          101,297
                                                                      ===========    ===========      ===========     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds -- Institutional Series Trust

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    INTERNATIONAL
                                                                     EQUITY FUND
                                                            ------------------------------
                                                            YEAR ENDED     SIX MONTHS ENDED
                                                            FEBRUARY 28,   AUGUST 31, 1997
Increase (Decrease) in Net Assets:                              1997          (UNAUDITED)
                                                            -----------       -----------
From Operations:
  Net investment income ..............................      $    41,479       $    42,107
  Net realized loss on investments sold and foreign
   currency transactions .............................          (34,481)         (124,202)
  Change in net unrealized appreciation (depreciation)
   of investments and foreign currency transactions ..           77,370          (105,513)
                                                            -----------       -----------
   Net Increase (Decrease) in Net Assets Resulting
    from Operations ..................................           84,368          (187,608)
                                                            -----------       -----------
Distributions to Shareholders:*
  Dividends from net investment income ...............          (35,170)               --
  Distributions from net realized gain on
   investments sold ..................................          (15,751)               --
                                                            -----------       -----------
   Total Distributions to Shareholders ...............          (50,921)               --
                                                            -----------       -----------

From Portfolio Share Transactions: **
  Shares sold ........................................        2,191,748         5,149,114
  Shares issued to shareholders in reinvestment
   of distributions ..................................           50,885                --
                                                            -----------       -----------
                                                              2,242,633         5,149,114
  Less shares repurchased ............................         (968,875)       (1,505,197)
                                                            -----------       -----------
   Net Increase ......................................        1,273,758         3,643,917
                                                            -----------       -----------

Net Assets:
  Beginning of period ................................        2,896,762         4,203,967
                                                            -----------       -----------
  End of period (including distributions in excess
   of net investment income of $9,867 and
   undistributed net investment income of $32,240) ...      $ 4,203,967       $ 7,660,276
                                                            ===========       ===========

* Distributions to Shareholders:
  Per share dividends from net investment income .....      $    0.1030                --
                                                            -----------       -----------
  Per share distributions from net realized
   gain on investments sold ..........................      $    0.0461                --
                                                            -----------       -----------

** Analysis of Portfolio Share Transactions:
  Shares sold ........................................          233,402           524,713
  Shares issued to shareholders in reinvestment
   of distributions ..................................            5,396                --
                                                            -----------       -----------
                                                                238,798           524,713
  Less shares repurchased ............................         (102,900)         (152,792)
                                                            -----------       -----------
   Net Increase ......................................          135,898           371,921
                                                            ===========       ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

      John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                              FOR THE PERIOD MARCH 30, 1995                     SIX MONTHS ENDED
                                                             (COMMENCEMENT OF OPERATIONS)      YEAR ENDED        AUGUST 31, 1997
                                                                  TO FEBRUARY 29, 1996       FEBRUARY 28, 1997     (UNAUDITED)
                                                              -----------------------------  -----------------  ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................               $ 8.50               $ 8.64               $ 8.54
                                                                            ------               ------               ------
  Net Investment Income (3) .................................                 0.51                 0.60                 0.31
  Net Realized and Unrealized Gain (Loss) on Investments ....                 0.16                 (.09)                0.09
                                                                            ------               ------               ------
    Total from Investment Operations ........................                 0.67                 0.51                 0.40
                                                                            ------               ------               ------

  Less Distributions:
   Dividends from Net Investment Income .....................                (0.51)               (0.60)               (0.30)
   Distributions from Net Realized Gain on Investments Sold .                (0.02)               (0.01)                  --
                                                                            ------               ------               ------
    Total Distributions .....................................                (0.53)               (0.61)               (0.30)
                                                                            ------               ------               ------
  Net Asset Value, End of Period ............................               $ 8.64               $ 8.54               $ 8.64
                                                                            ======               ======               ======
  Total Investment Return at Net Asset Value (6) ............                 7.76%(2)             6.17%                4.83%(2)
  Total Adjusted Investment Return at Net Asset Value (4,6) .                (0.46%)(2)            2.72%                3.82%(2)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..................               $1,171               $2,191               $3,589
  Ratio of Expenses to Average Net Assets ...................                 0.65%(1)             0.60%                0.60%(1)
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ....                 9.60%(1)             4.05%                2.61%(1)
  Ratio of Net Investment Income to Average Net Assets ......                 6.53%(1)             7.10%                7.08%(1)
  Ratio of Adjusted Net Investment Income (Loss) to Average
   Net Assets (4,5) .........................................                (2.42%)(1)            3.65%                5.07%(1)
  Portfolio Turnover Rate ...................................                   71%                 136%                  82%
  Fee Reduction Per Share (3) ...............................               $ 0.75               $ 0.30               $ 0.09

(1) Annualized.
(2) Not annualized.
(3) On average month end shares outstanding.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

      John Hancock Funds -- Institutional Series Trust -- Global Bond Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                             FOR THE PERIOD APRIL 19, 1995                     SIX MONTHS ENDED
                                                             (COMMENCEMENT OF OPERATIONS)      YEAR ENDED        AUGUST 31, 1997
                                                                  TO FEBRUARY 29, 1996       FEBRUARY 28, 1997     (UNAUDITED)
                                                              -----------------------------  -----------------  ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................             $ 8.50               $ 8.46                $ 8.22
                                                                        --------               ------                ------
  Net Investment Income (3) .................................               0.41                 0.52                  0.26
  Net Realized and Unrealized Loss on Investments and
   Foreign Currency Transactions ............................              (0.04)               (0.24)                (0.09)
                                                                        --------               ------                ------
    Total from Investment Operations ........................               0.37                 0.28                  0.17
                                                                        --------               ------                ------

  Less Distributions:
   Dividends from Net Investment Income .....................              (0.41)               (0.35)                (0.26)
   Distributions from Capital Paid-in .......................                 --                (0.17)                   --
                                                                        --------               ------                ------
    Total Distributions .....................................              (0.41)               (0.52)                (0.26)
                                                                        --------               ------                ------
  Net Asset Value, End of Period ............................             $ 8.46               $ 8.22                $ 8.13
                                                                        ========               ======                ======
  Total Investment Return at Net Asset Value (6) ............               4.37%(2)             3.39%                 2.12%(2)
  Total Adjusted Investment Return at Net Asset Value (4,6) .             (54.55%)(2)           (2.93%)               (0.27%)(2)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..................              $ 217               $1,026                $1,049
  Ratio of Expenses to Average Net Assets ...................               0.91%(1)             0.85%                 0.85%(1)
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ....              69.15%(1)             7.17%                 5.59%(1)
  Ratio of Net Investment Income to Average Net Assets ......               5.91%(1)             6.26%                 6.36%(1)
  Ratio of Adjusted Net Investment Loss to
   Average Net Assets (4,5) .................................             (62.33%)(1)           (0.06%)                1.62%(1)
  Portfolio Turnover Rate ...................................                129%                 119%                  106%
  Fee Reduction Per Share (3) ...............................             $ 5.35               $ 0.56                $ 0.19

 (1) Annualized.
 (2) Not annualized.
 (3) On average month end shares outstanding.
 (4) Unreimbursed, without fee reduction.
 (5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
 (6) Total investment return assumes dividend reinvestment.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds -- Institutional Series Trust -- Fundamental Value Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                             FOR THE PERIOD APRIL 19, 1995                     SIX MONTHS ENDED
                                                             (COMMENCEMENT OF OPERATIONS)      YEAR ENDED        AUGUST 31, 1997
                                                                  TO FEBRUARY 29, 1996       FEBRUARY 28, 1997     (UNAUDITED)
                                                              -----------------------------  -----------------  ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................           $ 8.50                    $ 9.09             $ 9.38
                                                                        ------                    ------             ------
  Net Investment Income (3) .................................             0.17                      0.14               0.05
  Net Realized and Unrealized Gain on Investments ...........             0.56                      1.08               2.36
                                                                        ------                    ------             ------
     Total from Investment Operations .......................             0.73                      1.22               2.41
                                                                        ------                    ------             ------

  Less Distributions:
   Dividends from Net Investment Income .....................            (0.14)                    (0.12)             (0.07)
   Distributions from Net Realized Gain on Investments Sold .               --                     (0.81)                --
                                                                        ------                    ------             ------
     Total Distributions ....................................            (0.14)                    (0.93)             (0.07)
                                                                        ------                    ------             ------
  Net Asset Value, End of Period ............................           $ 9.09                    $ 9.38             $11.72
                                                                        ======                    ======             ======
  Total Investment Return at Net Asset Value (6) ............             8.61%(2)                 13.78%             25.83%(2)
  Total Adjusted Investment Return at Net Asset Value (4,6) .             5.40%(2)                 12.75%             25.49%(2)
Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..................           $5,293                    $6,011             $7,450
  Ratio of Expenses to Average Net Assets ...................             0.83%(1)                  0.80%              0.80%(1)
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ....             4.55%(1)                  1.83%              1.48%(1)
  Ratio of Net Investment Income to Average Net Assets ......             2.04%(1)                  1.46%              1.00%(1)
  Ratio of Adjusted Net Investment Income (Loss) to
   Average Net Assets (4,5) .................................            (1.68%)(1)                 0.43%              0.32%(1)
  Portfolio Turnover Rate ...................................                0%                       96%                79%
  Fee Reduction Per Share (3) ...............................           $ 0.30                    $ 0.10             $ 0.03
  Average Brokerage Commission Rate (7) .....................              N/A                    $0.0640            $0.0652

(1) Annualized.
(2) Not annualized.
(3) On average month end shares outstanding.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Totalinvestment return assumes dividend reinvestment.
(7) Per portfolio share traded. Required for fiscal years that began
    September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                              FOR THE PERIOD MARCH 30, 1995                     SIX MONTHS ENDED
                                                             (COMMENCEMENT OF OPERATIONS)      YEAR ENDED        AUGUST 31, 1997
                                                                  TO FEBRUARY 29, 1996       FEBRUARY 28, 1997     (UNAUDITED)
                                                              -----------------------------  -----------------  ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................           $ 8.50                    $10.15             $11.91
                                                                        ------                    ------             ------
  Net Investment Income (3) .................................             0.23                      0.21               0.10
  Net Realized and Unrealized Gain on Investments ...........             1.68                      1.92               1.74
                                                                        ------                    ------             ------
    Total from Investment Operations ........................             1.91                      2.13               1.84
                                                                        ------                    ------             ------

  Less Distributions:
   Dividends from Net Investment Income .....................            (0.19)                    (0.18)             (0.08)
   Distributions from Net Realized Gain on Investments Sold .            (0.07)                    (0.19)                --
                                                                        ------                    ------             ------
    Total Distributions .....................................            (0.26)                    (0.37)             (0.08)
                                                                        ------                    ------             ------
  Net Asset Value, End of Period ............................           $10.15                    $11.91             $13.67
                                                                        ======                    ======             ======
  Total Investment Return at Net Asset Value (6) ............            22.79%(2)                 21.26%             15.54%(2)
  Total Adjusted Investment Return at Net Asset Value (4,6) .            19.79%(2)                 20.07%             15.37%(2)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..................           $3,319                    $8,668             $16,945
  Ratio of Expenses to Average Net Assets ...................             0.75%(1)                  0.70%              0.70%(1)
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ....             4.02%(1)                  1.89%              1.03%(1)
  Ratio of Net Investment Income to Average Net Assets ......             2.51%(1)                  1.94%              1.43%(1)
  Ratio of Adjusted Net Investment Income (Loss) to
    Average Net Assets (4,5) ................................            (0.76%)(1)                 0.75%              1.10%(1)
  Portfolio Turnover Rate ...................................               70%                       37%                33%
  Fee Reduction Per Share (3) ...............................           $ 0.30                    $ 0.13             $ 0.02
  Average Brokerage Commission Rate (7) .....................              N/A                    $0.0700            $0.0697

(1) Annualized.
(2) Not annualized.
(3) On average month end shares outstanding.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) Per portfolio share traded. Required for fiscal years that began
    September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- Multi-Sector Growth Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                             FOR THE PERIOD APRIL 19, 1995                     SIX MONTHS ENDED
                                                             (COMMENCEMENT OF OPERATIONS)      YEAR ENDED        AUGUST 31, 1997
                                                                  TO FEBRUARY 29, 1996       FEBRUARY 28, 1997     (UNAUDITED)
                                                              -----------------------------  -----------------  ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................           $ 8.50                    $10.69             $12.67
                                                                        ------                    ------             ------
  Net Investment Income (Loss) (3) ..........................            (0.01)                     0.01               0.01
  Net Realized and Unrealized Gain on Investments and
    Foreign Currency Transactions ...........................             2.22                      2.02               0.64
                                                                        ------                    ------             ------
    Total from Investment Operations ........................             2.21                      2.03               0.65
                                                                        ------                    ------             ------

  Less Distributions:
   Dividends from Net Investment Income .....................            (0.02)                       --                 --
   Distributions from Net Realized Gain on Investments Sold .               --                     (0.05)                --
                                                                        ------                    ------             ------
    Total Distributions .....................................            (0.02)                    (0.05)                --
                                                                        ------                    ------             ------
  Net Asset Value, End of Period ............................           $10.69                    $12.67             $13.32
                                                                        ======                    ======             ======
  Total Investment Return at Net Asset Value (6) ............            25.98%(2)                 19.00%              5.21%(2)
  Total Adjusted Investment Return at Net Asset Value (4,6) .            23.70%(2)                 18.48%              5.10%(2)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..................           $8,399                    $29,085            $39,943
  Ratio of Expenses to Average Net Assets ...................             0.93%(1)                  0.90%              0.90%(1)
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ....             3.51%(1)                  1.42%              1.13%(1)
  Ratio of Net Investment Income (Loss) to
    Average Net Assets ......................................            (0.10%)(1)                 0.06%              0.18%(1)
  Ratio of Adjusted Net Investment Loss to
    Average Net Assets (4,5) ................................            (2.68%)(1)                (0.46%)            (0.05%)(1)
  Portfolio Turnover Rate ...................................              189%                      281%               176%
  Fee Reduction Per Share (3) ...............................           $ 0.23                    $ 0.06             $ 0.01
  Average Brokerage Commission Rate (7) .....................              N/A                    $0.0620            $0.0652

(1) Annualized.
(2) Not annualized.
(3) On average month end shares outstanding.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) Per portfolio share traded. Required for fiscal years that began
    September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds -- Institutional Series Trust --
                        Small Capitalization Equity Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                FOR THE PERIOD MAY 2, 1996    SIX MONTHS ENDED
                                                                               (COMMENCEMENT OF OPERATIONS)   AUGUST 31, 1997
                                                                                  TO FEBRUARY 29, 1997          (UNAUDITED)
                                                                              -----------------------------   ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................................              $ 8.50                  $ 9.24
                                                                                         ------                  ------
  Net Investment Income (3) ...............................................                0.03                      --
  Net Realized and Unrealized Gain on Investments and Foreign
    Currency Transactions .................................................                0.73                    2.03
                                                                                         ------                  ------
    Total from Investment Operations ......................................                0.76                    2.03
                                                                                         ------                  ------

  Less Distributions:
   Dividends from Net Investment Income ...................................               (0.02)                     --
                                                                                         ------                  ------
  Net Asset Value, End of Period ..........................................              $ 9.24                  $11.27
                                                                                         ======                  ======
  Total Investment Return at Net Asset Value (6) ..........................                8.89%(2)               21.97%(2)
  Total Adjusted Investment Return at Net Asset Value (4,6) ...............               (3.84%)(2)              20.27%(2)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................................              $  999                  $2,361
  Ratio of Expenses to Average Net Assets .................................                0.90%(1)                0.90%(1)
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ..................               16.24%(1)                4.27%(1)
  Ratio of Net Investment Income to Average Net Assets ....................                0.35%(1)                0.04%(1)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (4,5) .......              (14.99%)(1)              (3.33%)(1)
  Portfolio Turnover Rate .................................................                  92%                     53%
  Fee Reduction Per Share (3) .............................................              $ 1.22                  $ 0.16
  Average Brokerage Commission Rate (7) ...................................              $0.0692                 $0.0698

(1) Annualized.
(2) Not annualized.
(3) On average month end shares outstanding.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) Per portfolio share traded. Required for fiscal years that began
    September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                              FOR THE PERIOD MARCH 30, 1995                     SIX MONTHS ENDED
                                                             (COMMENCEMENT OF OPERATIONS)      YEAR ENDED        AUGUST 31, 1997
                                                                  TO FEBRUARY 29, 1996       FEBRUARY 28, 1997     (UNAUDITED)
                                                              -----------------------------  -----------------  ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................           $ 8.50                    $ 9.24             $ 9.35
                                                                        ------                    ------             ------
  Net Investment Income (3) .................................             0.15                      0.12               0.08
  Net Realized and Unrealized Gain on Investments and Foreign
    Currency Transactions ...................................             0.68                      0.14              (0.10)
                                                                        ------                    ------             ------
     Total from Investment Operations .......................             0.83                      0.26              (0.02)
                                                                        ------                    ------             ------

  Less Distributions:
   Dividends from Net Investment Income .....................            (0.08)                    (0.10)                --
   Distributions from Net Realized Gain on Investments Sold .            (0.01)                    (0.05)                --
                                                                        ------                    ------             ------
     Total Distributions ....................................            (0.09)                    (0.15)                --
                                                                        ------                    ------             ------
  Net Asset Value, End of Period ............................           $ 9.24                    $ 9.35             $ 9.33
                                                                        ======                    ======             ======
  Total Investment Return at Net Asset Value (6) ............             9.81%(2)                  2.79%             (0.21%)(2)
  Total Adjusted Investment Return at Net Asset Value (4,6) .             3.26%(2)                  0.47%             (0.66%)(2)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..................           $2,897                    $4,204             $7,660
  Ratio of Expenses to Average Net Assets ...................             1.05%(1)                  1.00%              1.00%(1)
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ....             8.19%(1)                  3.32%              1.88%(1)
  Ratio of Net Investment Income to Average Net Assets ......             1.75%(1)                  1.26%              1.34%(1)
  Ratio of Adjusted Net Investment Income (Loss) to
    Average Net Assets (4,5) ................................            (5.39%)(1)                (1.06%)             0.46%(1)
  Portfolio Turnover Rate ...................................               59%                       68%                28%
  Fee Reduction Per Share (3) ...............................           $ 0.60                    $ 0.22             $ 0.04
  Average Brokerage Commission Rate (7) .....................              N/A                    $0.0237            $0.0155

(1) Annualized.
(2) Not annualized.
(3) On average month end shares outstanding.
(4) Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6) Total investment return assumes dividend reinvestment.
(7) Per portfolio share traded. Required for fiscal years that began
    September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Schedule of Investments
August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Active Bond Fund on August 31, 1997. It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                    PAR VALUE
                                                                 INTEREST   CREDIT    (000s     MARKET
ISSUER, DESCRIPTION                                               RATE      RATING*  OMITTED)    VALUE
-------------------                                               ----      -------  --------    -----
BONDS
Banks (2.77%)
  Banque National de Paris - New York Branch,
   Sub Note 01-15-07 .........................................     7.200%      A       $ 5     $  5,026
  Barclays North American Capital Corp.,
   Gtd Cap Note 05-15-21 .....................................     9.750       AA-      25       27,965
  Landeskreditbank Baden-Wuerttemberg,
   Sub Note (Germany) 02-01-23, (Y) ..........................     7.625       AAA      10       10,609
  National Westminster Bank PLC - New York Branch,
   Sub Note 05-01-01 .........................................     9.450       AA-      15       16,392
  NB Capital Trust IV,
   Cap Sec 04-15-27 ..........................................     8.250       A-       10       10,275
  RBSG Capital Corp.,
   Gtd Cap Note (United Kingdom) 03-01-04, (Y) ...............    10.125       A+       25       29,161
                                                                                              ---------
                                                                                                 99,428
                                                                                              ---------
Broadcasting (1.86%)
  Comcast Corp.,
   Sr Sub Deb 07-15-12 .......................................    10.625       BB+       9       10,890
  SFX Broadcasting, Inc.,
   Sr Sub Note Ser B 05-15-06 ................................    10.750       B3       10       10,800
  TeleWest Communications PLC,
   Sr Deb (Great Britian) 10-01-06, (Y) ......................     9.625       B+        5        5,225
  Time Warner, Inc., Deb 01-15-13 ............................     9.125       BBB-     10       11,264
  TKR Cable I, Inc., Sr Deb 10-30-07 .........................    10.500       BBB-     15       16,681
  Viacom, Inc., Sr Note 06-01-05 .............................     7.750       BB+      12       11,922
                                                                                              ---------
                                                                                                 66,782
                                                                                              ---------
Containers (0.32%)
  Riverwood International Corp.,
   Gtd Sr Sub Note 04-01-08 ..................................    10.875       CCC+     12       11,430
                                                                                              ---------
Finance (4.45%)
  American Health Properties, Inc.,
   Note 01-15-07 .............................................     7.500       BBB-     10       10,116
  Constitution Capital Trust I,
   Cap Sec 04-15-27 (R) ......................................     9.150       BBB       6        6,288
  ContiFinancial Corp.,
   Sr Note 08-15-03 ..........................................     8.375       BB+      10       10,275
  ContiMortgage Home Equity Loan Trust,
   Pass Thru Ctf Ser 1996-4 06-15-14 .........................     6.710       AAA      35       34,836

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                    PAR VALUE
                                                                 INTEREST   CREDIT    (000s     MARKET
ISSUER, DESCRIPTION                                               RATE      RATING*  OMITTED)    VALUE
-------------------                                               ----      -------  --------    -----
Finance (continued)
  CS First Boston,
   Sub Note 05-15-06 (R) .....................................     7.750%      A2     $ 10    $  10,454
  First Plus Home Loan Owner Trust,
   Pass Thru Ctf Ser 1997-1 12-10-15 .........................     6.950       AAA      10       10,028
  Green Tree Home Improvement Loan Trust,
   Pass Thru Ctf Ser 1996-F Class HIA3 11-15-27 ..............     6.750       AAA       6        5,955
   Pass Thru Ctf Ser 1997-A Class HIA3 08-15-23 ..............     7.050       AAA      10       10,122
  Polytama International Finance Co. B.V.,
   Gtd Sec Note (Indonesia) 06-15-07, (Y) ....................    11.250       B+        8        7,691
  UCFC Home Equity Loan,
   Pass Thru Ctf Ser 1997-A1 Class A8 06-15-28 ...............     7.220       AAA      30       30,694
  United Companies Financial Corp.,
   Sr Note 07-15-04 ..........................................     7.700       BBB-      5        4,967
  Wharf International Finance Ltd,
   Unsec Gtd Note (Cayman Islands) 03-13-07, (Y) .............     7.625       A        10        9,923
  Yanacocha Receivables,
   Pass Thru Ctf Ser 1997-A (Peru) 06-15-05 (R), (Y) .........     8.400       BBB-      8        8,160
                                                                                              ---------
                                                                                                159,509
                                                                                              ---------
Funeral Services (0.43%)
  Loewen Group International, Inc.,
   Gtd Sr Note, Ser 4 10-15-03 ...............................     8.250       BB+      15       15,589
                                                                                              ---------
Glass Products (0.21%)
  VICAP S.A. de C.V.,
   Gtd Sr Note (Mexico) 05-15-07 (R), (Y) ....................    11.375       B+        7        7,560
                                                                                              ---------
Government - Foreign (1.21%)
  Croatia, Republic of,
   Sr Note (Croatia) 02-27-02 (R), (Y) .......................     7.000       BBB-     10        9,985
  Moscow, City of,
   Unsub Deb (Russia) 05-31-00 (R), (Y) ......................     9.500       BB-      10       10,225
  Panama, Republic of,
   Note (Panama) 02-13-02 (R), (Y) ...........................     7.875       BB+       8        8,008
  Russian Federation, Ministry of Finance,
   Unsub Deb (Russia) 06-26-07 (R), (Y) ......................    10.000       Ba2      15       15,413
                                                                                              ---------
                                                                                                 43,631
                                                                                              ---------
Government - U.S. (60.31%)
  United States Treasury,
   Bond 08-15-17 .............................................     8.875       AAA       8        9,910
   Bond 02-15-23 .............................................     7.125       AAA     389      408,816
   Note 02-15-99 .............................................     8.875       AAA     272      283,092
   Note 11-30-99 .............................................     7.750       AAA     390      403,833
   Note 05-15-01 .............................................     8.000       AAA     123      130,322
   Note 05-15-02 .............................................     7.500       AAA     220      231,275
   Note 02-15-05 .............................................     7.500       AAA     654      697,530
                                                                                              ---------
                                                                                              2,164,778
                                                                                              ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                    PAR VALUE
                                                                 INTEREST   CREDIT    (000s     MARKET
ISSUER, DESCRIPTION                                               RATE      RATING*  OMITTED)    VALUE
-------------------                                               ----      -------  --------    -----
Government - U.S. Agencies (5.61%)
  Federal Home Loan Mortgage Corp.,
   CMO REMIC 1601 10-15-08 ...................................     6.000%      AAA    $ 25    $  23,508
  Government National Mortgage Assn.,
   30 Yr Pass Thru Ctf 11-15-24 to 09-15-26 ..................     8.000       AAA     173      177,664
                                                                                              ---------
                                                                                                201,172
                                                                                              ---------
Insurance (3.07%)
  Conseco, Inc.,
   Sr Note 12-15-04 ..........................................    10.500       BBB      10       11,814
  Fairfax Financial Holdings Ltd.,
   Note (Canada) 04-15-26, (Y) ...............................     8.300       BBB+     25       26,411
  Liberty Mutual Insurance Co.,
   Surplus Note 05-04-07 (R) .................................     8.200       A+       15       16,104
   Surplus Note 10-15-26 (R) .................................     7.875       A2        5        5,127
  Massachusetts Mutual Life Insurance Co.,
   Surplus Note 11-15-23 (R) .................................     7.625       AA       15       15,306
  NAC Re Corp.,
   Note 06-15-99 .............................................     8.000       A-        5        5,137
  New York Life Insurance Co.,
   Surplus Note 12-15-23 (R) .................................     7.500       AA-      10        9,660
  Sun Canada Financial Co.,
   Note (Canada) 12-15-07 (R), (Y) ...........................     6.625       AA       10       10,035
  URC Holdings Corp.,
   Sr Note 06-30-06 (R) ......................................     7.875       A-       10       10,427
                                                                                              ---------
                                                                                                110,021
                                                                                              ---------
Leisure and Recreation (0.33%)
  Trump Hotels & Casinos Resorts Funding, Inc.
   Sr Note 06-15-05 ..........................................    15.500       B+       10       11,675
                                                                                              ---------
Medical (0.18%)
  Quest Diagnostics, Inc.,
   Sr Sub Note 12-15-06 ......................................    10.750       B+        6        6,525
                                                                                              ---------
Oil & Gas (1.25%)
  Camuzzi Gas, Pampeana S.A.,
   Bond (Argentina) 12-15-01 (R), (Y) ........................     9.250       BBB-      4        4,220
  Enserch Exploration, Inc.,
   Pass Thru Ctf 01-02-09 (R) ................................     7.540       BBB       5        4,906
  Iberdrola International B.V.,
   Sr Note (Netherlands) 06-01-03 (R), (Y) ...................     7.125       A        25       25,531
  Norsk Hydro ASA,
   Deb (Norway) 10-01-16, (Y) ................................     7.500       A        10       10,273
                                                                                              ---------
                                                                                                 44,930
                                                                                              ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                    PAR VALUE
                                                                 INTEREST   CREDIT    (000s     MARKET
ISSUER, DESCRIPTION                                               RATE      RATING*  OMITTED)    VALUE
-------------------                                               ----      -------  --------    -----
Paper & Paper Products (1.08%)
  Georgia Pacific Corp.,
   Deb 01-15-18 ..............................................     9.750%      BBB-   $ 10    $  10,434
  Indah Kiat International Finance Co.,
   Gtd Sr Note (Indonesia) 07-01-07 (R), (Y) .................    10.000       Ba3      10        9,550
   Gtd Sec Bond Ser C (Indonesia) 06-15-06 (Y) ...............    12.500       BB       12       13,110
  S.D. Warren Co.,
   Sr Sub Note 12-15-04 ......................................    12.000       B1        5        5,613
                                                                                              ---------
                                                                                                 38,707
                                                                                              ---------
Publishing (0.43%)
  News America Holdings, Inc.,
   Deb 08-10-18 ..............................................     8.250       BBB      15       15,322
                                                                                              ---------
Real Estate Investment Trust (0.28%)
  TriNet Corporate Realty Trust, Inc.,
   Note 05-15-01 .............................................     7.300       BBB-     10       10,169
                                                                                              ---------
Retail (0.14%)
  Southern Foods Group L.P.,
   Sr Sub Note B 09-01-07 (R) ** .............................     9.875       B         5        5,045
                                                                                              ---------
Steel (0.31%)
  NS Group, Inc.,
   Unit (Sr Sec Note & Warrant) 07-15-03 .....................    13.500       B-        4        5,620
  IVACO, Inc.,
   Sr Note (Canada) 09-15-05, (Y) ............................    11.500       B+        5        5,581
                                                                                              ---------
                                                                                                 11,201
                                                                                              ---------
Telecommunications (1.04%)
  Impsat Corp.,
   Gtd Sr Sec Note 07-15-03 ..................................    12.125       BB-       5        5,350
  Metronet Communications Corp.,
   Unit (Sr Note & Warrant) (Canada) 08-15-07 (R), (Y) .......    12.000       B3       10       10,650
  Paging Network, Inc.,
   Sr Sub Note 10-15-08 ......................................    10.000       B2        8        8,080
  Qwest Communications International, Inc.,
   Sr Note 04-01-07 (R) ......................................    10.875       B+        6        6,630
  TCI Communications, Inc.,
   Sr Deb 08-01-15 ...........................................     8.750       BBB-      6        6,415
                                                                                              ---------
                                                                                                 37,125
                                                                                              ---------
Tobacco (0.37%)
  RJR Nabisco, Inc.,
   Note 12-01-02 .............................................     8.625       BBB-      5        5,212
   Note 09-15-03 .............................................     7.625       BBB-      8        7,937
                                                                                              ---------
                                                                                                 13,149
                                                                                              ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                    PAR VALUE
                                                                 INTEREST   CREDIT    (000s     MARKET
ISSUER, DESCRIPTION                                               RATE      RATING*  OMITTED)    VALUE
-------------------                                               ----      -------  --------    -----
Transportation (0.92%)
  America West Airlines,
   Pass Thru Ctf Ser B 01-02-08 ..............................     6.930%      A-      $ 5     $  4,927
  Northwest Airlines Corp.,
   Unsec Gtd Note 03-15-04 ...................................     8.375       BB-      14       14,254
   Pass Thru Ctf Ser 1996-1 01-02-15 .........................     8.970       BBB-      5        5,403
  NWA Trust,
   Sr Note Ser A 06-21-14 ....................................     9.250       A2        8        8,553
                                                                                              ---------
                                                                                                 33,137
                                                                                              ---------
Utilities (6.77%)
  BVPS II Funding Corp.,
   Collateralized Lease Bond 06-01-17 ........................     8.890       BB-       7        7,145
  Cleveland Electric Illuminating Co.,
   1st Mtg Ser B 05-15-05 ....................................     9.500       BB+      17       18,471
  Cleveland Electric Illuminating Co. & Toledo Edison Co.,
   Sec Note Ser A 07-01-04 (R) ...............................     7.670       BB+      10       10,025
  EIP Funding-PNM,
   Sec Fac Bond 10-01-12 .....................................    10.250       Ba2      25       27,678
  Enersis S.A.,
   Note (Cayman Islands) 12-01-16, (Y) .......................     7.400       A-       10        9,845
  First PV Funding Corp.,
   Deb Ser 86B 01-15-16 ......................................    10.150       BB-      10       10,684
  GTE Corp.,
   Deb 11-15-17 ..............................................    10.300       A        25       26,442
  Hydro-Quebec,
   Deb (Canada) 02-01-03, (Y) ................................     7.375       A+       25       25,632
   Deb (Canada) 02-01-21, (Y) ................................     9.400       A+       25       30,407
  Long Island Lighting Co.,
   Deb 07-15-19 ..............................................     8.900       BB+       7        7,323
   Gen Ref Bond 05-01-21 .....................................     9.750       BBB-     25       25,329
  Midland Funding Corp. I,
   Sr Sec Lease Oblig Ser C 07-23-02 .........................    10.330       Ba3      20       21,064
  Philippine Long Distance Telephone Co.,
   Note (Philippine Islands) 03-06-07, (Y) ...................     7.850       BB+       5        4,714
  System Energy Resources, Inc.,
   1st Mtg 08-01-01 ..........................................     7.710       BBB-      5        5,130
  Tenaga Nasional Berhad,
   Note (Malaysia) 06-15-04 (R), (Y) .........................     7.875       A+        5        5,187
  Waterford 3 Funding Corp.,
   Sec Lease Bond 01-02-17 ...................................     8.090       BBB-      8        8,100
                                                                                              ---------
                                                                                                243,176
                                                                                              ---------
                                                  TOTAL BONDS
                                             (Cost $3,320,501)                      (93.34%)  3,350,061
                                                                                    -------   ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

                                                                                  PAR VALUE
                                                                        INTEREST    (000s     MARKET
ISSUER, DESCRIPTION                                                       RATE     OMITTED)   VALUE
-------------------                                                       ----     --------   -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.10%)
  Investment in a joint repurchase agreement
   transaction with Swiss Bank Corp. - Dated 08-29-97,
   due 09-02-97 (secured by U.S. Treasury Bonds,
   7.125% through 10.375%, due 11-15-12 through
   02-15-23) - Note A ........................................           5.550%      $219    $  219,000
                                                                                             ----------
  Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95% ........................................                                       76
                                                                                             ----------
                                TOTAL SHORT-TERM INVESTMENTS                       (6.10%)      219,076
                                                                                  ------     ----------
                                           TOTAL INVESTMENTS                      (99.44%)   $3,569,137
                                                                                  ======     ==========

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule144A securities amounted to $224,496 or 6.25% of net assets as of August 31, 1997.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.
* Credit ratings are unaudited and rated by Standard and Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.
** This security having an aggregate value of $5,045 or 0.14% of the Fund's net asset value, has been purchased as a forward commitment -- that is, the Fund has agreed on trade date, to take delivery of and make payment for such security on a delayed basis subsequent to this schedule. The purchase price and interest rate of such security is fixed at trade date, although the Fund does not earn any interest on such security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $5,255 of U.S. Treasury Bond, 7.125%, 02/15/23, has been segregated to cover the forward commitment.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

      John Hancock Funds -- Institutional Series Trust -- Global Bond Fund

Schedule of Investments
August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                          PAR VALUE
                                               INTEREST     (000s        MARKET
ISSUER, DESCRIPTION                              RATE      OMITTED)#     VALUE
-------------------                              ----      ---------     -----

BONDS
Australian Dollar (2.26%)
  State of Queensland Treasury Corp.,
   Global Note 08-14-01 ...................      8.000%     $ 30        $ 23,707
                                                                        --------
British Pound Sterling (8.46%)
  United Kingdom Treasury,
   Bond 11-06-01 ..........................      7.000        55          88,819
                                                                        --------
New Zealand Dollar (4.79%)
  Government of New Zealand,
   Bond 02-15-00 ..........................      6.500        80          50,285
                                                                        --------
U.S. Dollar (80.24%)
  Federative Republic of Brazil, (Brazil),
   Global Bond 11-05-01 ...................      8.875        25          25,813
  Republic of Argentina, (Argentina),
   Global Bond 02-23-01 ...................      9.250        50          52,063
  Republic of Equador, (Equador),
   Unsub Deb 04-25-02 (R) .................     11.250        25          26,469
  Republic of Panama, (Panama),
   Note Ser REGS 02-13-02 .................      7.875        30          29,913
  Russian Federation Ministry
   of Finance, (Russia),
   Unsub Deb Ser
   REGS 11-27-01 ..........................      9.250        25          25,503
  United Mexican States, (Mexico),
   Global Bond 02-06-01 ...................      9.750        25          26,438
   Global Bond 05-15-26 ...................     11.500        25          29,625
  United States Treasury,
   Note 02-28-02 ..........................      6.250        25          25,016
   Note 05-31-02 ..........................      6.500       330         333,353
   Note 07-31-02 ..........................      6.000        50          49,531
   Note 05-15-05 ..........................      6.500       156         157,219
   Note 05-15-07 ..........................       6.62       560          61,032
                                                                        --------
                                                                         841,975
                                                                        --------
                                 TOTAL LONG-TERM DEBT
                                     (Cost $1,007,942)    (95.75%)    $1,004,786
                                                           -----      ----------

The Schedule of Investments is a complete list of all securities owned by Global Bond Fund on August 31, 1997. It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement ( 3.05%)
  Investment in a joint repurchase
   agreement transaction with
   SBC Capital Markets, Inc.
   Dated 08-29-97, due 09-02-97
   (secured by U.S. Treasury Bonds
   6.00% thru 7.25%, due 08-15-22
   thru 02-15-26) - Note A ................      5.550%      $32      $   32,000
                                                                      ----------
                           TOTAL SHORT-TERM INVESTMENTS
                                          (Cost $32,000)   (3.05%)        32,000
                                                           ------     ----------
                                       TOTAL INVESTMENTS  (98.80%)    $1,036,786
                                                           ======     ==========

 #  Par value of foreign bonds are expressed in local currency.
(R) Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $26,469 or 2.52% as of August 31, 1997.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

      John Hancock Funds -- Institutional Series Trust -- Global Bond Fund

Portfolio Concentration
--------------------------------------------------------------------------------

The Fund primarily invests in bonds issued by companies and governments of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investment by country of denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments on August 31, 1997 assigned to the various investment categories.


                                                      MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                                    AS A % OF NET ASSETS
---------------------                                    --------------------
Government -- Foreign.................................           36.08%
Government -- United States ..........................           59.67
Short-term investments................................            3.05
                                                                 -----
                                     TOTAL INVESTMENTS           98.80%
                                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds -- Institutional Series Trust -- Fundamental Value Fund


Schedule of Investments
August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                        MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES       VALUE
-------------------                              ----------------       -----

COMMON STOCKS
Automobile / Trucks (2.62%)
  Arvin Industries, Inc. ....................          5,600          $  194,950
                                                                      ----------
Banks - United States (3.32%)
  Summit Bancshares, Inc. ...................          8,000             247,500
                                                                      ----------
Chemicals (0.74%)
  Millennium Chemicals, Inc. ................          1,135              23,835
  Sybron Chemicals, Inc.* ...................          1,400              31,675
                                                                      ----------
                                                                          55,510
                                                                      ----------
Computers (9.02%)
  Advanced Digital Information* .............          5,000              91,250
  Aseco Corp* ...............................          9,000             156,938
  En Pointe Technologies, Inc.* .............         12,000             171,000
  GENICOM Corp.* ............................         14,000             170,625
  OzEmail Ltd. American Depositary
   Receipts ADR (Australia)* ................          1,000              11,875
  Symix Inc.* ...............................          5,000              70,625
                                                                      ----------
                                                                         672,313
                                                                      ----------
Consumer Products Misc. (4.15%)
  Russ Berrie & Co., Inc. ...................          7,700             220,412
  Samsonite Corp.* ..........................          2,300              88,550
                                                                      ----------
                                                                         308,962
                                                                      ----------
Cosmetics & Personal Care (0.89%)
  Carson, Inc.* .............................          5,500              66,000
                                                                      ----------
Diversified Operations (1.83%)
  Viad Corp. ................................          7,500             136,406
                                                                      ----------
Electronics (13.81%)
  Amphenol Corp. (Class A)*  ................          5,000             196,250
  DII Group, Inc.* ..........................          2,000             109,500
  Elexsys International, Inc.* ..............          6,400             163,200
  Fisher Scientific International ...........          1,500              73,875
  Innovex, Inc. .............................          6,000             201,750
  Interphase Corp.* .........................          5,100              52,912
  Oak Industries, Inc.* .....................          8,000             231,500
                                                                      ----------
                                                                       1,028,987
                                                                      ----------
Finance (9.13%)
  Aames Financial Corp. .....................          3,000              53,437
  Astoria Financial Corp. ...................          2,100             101,063
  FIRSTPLUS Financial Group, Inc.* ..........          4,500             207,000
  MoneyGram Payment Systems, Inc.* ..........         15,500             271,250

The Schedule of Investments is a complete list of all securities owned by Fundamental Value Fund on August 31, 1997. It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

Finance (continued)
  Safeguard Scientifics, Inc.* ..............            700          $   20,344
  White River Corp.* ........................            400              27,000
                                                                      ----------
                                                                         680,094
                                                                      ----------
Food (1.00%)
  Morrison Health Care, Inc. ................          4,333              74,473
                                                                      ----------
Instruments - Scientific (1.26%)
  Millipore Corp. ...........................          1,900              94,050
                                                                      ----------
Insurance (9.77%)
  Allmerica Financial Corp. .................          2,000              82,750
  AmerUs Life Holdings, Inc. (Class A) ......          1,800              51,750
  CMAC Investment Corp. .....................          4,000             184,500
  Executive Risk Inc. .......................          2,300             132,969
  Frontier Insurance Group, Inc. ............          2,600              91,000
  HCC Insurance Holdings, Inc. ..............          7,000             185,063
                                                                      ----------
                                                                         728,032
                                                                      ----------
Leisure (0.96%)
  Equity Marketing Inc.* ....................          3,000              71,250
                                                                      ----------
Linen Supply & Related (0.60%)
  Angelica Corp. ............................          2,500              44,844
                                                                      ----------
Machinery (1.42%)
  Greenfield Industries, Inc. ...............          4,000             105,500
                                                                      ----------
Media (0.59%)
  Holdingmaatschappij De Telegraaf
   (Netherlands) ............................          2,000              44,018
                                                                      ----------
Mortgage Banking (1.25%)
  Imperial Credit Industries, Inc.* .........          5,000              93,125
                                                                      ----------
Office (1.95%)
  Gradco Systems, Inc.* .....................         20,000             145,000
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds -- Institutional Series Trust -- Fundamental Value Fund

                                                                        MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES       VALUE
-------------------                              ----------------       -----

Oil & Gas (4.36%)
  Daniel Industries, Inc. ...................          7,800          $  145,275
  Parker Drilling Co.* ......................         13,600             179,350
                                                                      ----------
                                                                         324,625
                                                                      ----------
Paper & Paper Products (3.72%)
  Glatfelter (P.H.) Co. .....................         13,400             277,212
                                                                      ----------
Pollution Control (1.98%)
  Calgon Carbon Corp. .......................          5,520              75,900
  Philip Services Corp.* (Canada) ...........          4,000              71,750
                                                                      ----------
                                                                         147,650
                                                                      ----------
Printing - Commercial (2.02%)
  Mail-Well, Inc.* ..........................          5,400             150,863
                                                                      ----------
Real Estate Operations (4.20%)
  Tejon Ranch Co. ...........................          8,700             313,200
                                                                      ----------
Retail (5.80%)
  Brown Group, Inc. .........................          4,000              66,750
  Darden Restaurants, Inc. ..................          4,000              40,250
  Dominick's Supermarkets, Inc.* ............          5,000             137,500
  Ruddick Corp. .............................         12,500             187,500
                                                                      ----------
                                                                         432,000
                                                                      ----------
Telecommunications (2.57%)
  Cable Design Technologies* ................          3,200             107,000
  360 Communications Co.* ...................          4,600              84,525
                                                                      ----------
                                                                         191,525
                                                                      ----------
        TOTAL COMMON STOCK
         (Cost $5,415,479) ..................         (88.96%)         6,628,089
                                                      ------          ----------

PREFERRED STOCK
Broker Services (3.76%)
  Salomon Inc. 7.625%, Ser FSA ..............          8,000             280,000
                                                                      ----------
                        TOTAL PREFERRED STOCK
                              (Cost $216,725)          (3.76%)           280,000
                                                       ------         ----------
                             TOTAL COMMON AND
                             PREFERRED STOCKS
                            (Cost $5,632,204)         (92.72%)         6,908,089
                                                      ------          ----------

                                                          PAR VALUE
                                               INTEREST     (000s        MARKET
ISSUER, DESCRIPTION                              RATE      OMITTED)#     VALUE
-------------------                              ----      ---------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.19%)
  Investment in a joint repurchase
   agreement transaction with SBC Capital
   Markets, Inc. Dated 08-29-97, Due 09-02-97
   (secured by U.S.Treasury Bonds
   7.125% thru 10.375% due 11-15-12
   thru 02-15-03) - Note A ..................    5.56%       $386     $  386,000
                                                                      ----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%.                                                       238
                                                                      ----------
                 TOTAL SHORT-TERM INVESTMENTS               (5.19%)      386,238
                                                            ------     ---------
                            TOTAL INVESTMENTS              (97.91%)   $7,294,327
                                                            ======     =========

* Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Schedule of Investments
August 31, 1997 (Unaudited)
Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks and are unaudited.
--------------------------------------------------------------------------------

                                                                                        COMPOUND
 NUMBER                                                                                  GROWTH        MARKET
OF SHARES             COMMON STOCKS (95.11%)                                              RATE         VALUE
---------                                                                                 ----         -----
Advertising (2.95%)
 10,250   Interpublic Group Inc. @ 48 3/4..............................................             $  499,688
                                                                                                    ----------
          One of the largest advertising agencies in the world
          Earnings P/S...........$ .61, .70, .75, .78, .88, .93, 1.13, 1.26, 1.13, 1.73   12.3%
          Dividends P/S..............$ .15, .17, .21, .25, .27, .30, .33, .37, .41, .45   13.0%
          Price/Earnings Ratio.....................................................16.4
 Banks (6.34%)
  5,000   Banc One Corp. @ 53 5/8 .....................................................                268,125
          Ohio-based bank holding company
          Earnings P/S.....$ 1.56, 1.66, 1.83, 1.64, 1.75, 2.27, 2.70, 2.16, 3.00, 3.32   8.8%
          Dividends P/S...........$ .45, .50, .57, .63, .70, .81, .98, 1.13, 1.24, 1.36   13.1%
          Price/Earnings Ratio.....................................................15.6
  4,000   BB&T Corp. @ 51 3/4 .........................................................                207,000
          Multi-regional bank holding company
          Earnings P/S......$ 1.14, 1.12, 1.33, 1.04, 1.43, 1.92, .09, 1.61, 2.43, 2.66   9.9%
          Dividends P/S.............$ .34, .36, .39, .42, .46, .50, .64, .74, .86, 1.00   12.7%
          Price/Earnings Ratio.....................................................17.1
  2,000   First Tennessee National Corp. @ 53 1/4......................................                106,500
          Tennessee-based bank holding company
          Earnings P/S.......$ 1.10, .65, .98, 1.23, 1.50, 1.62, 1.77, 2.08, 2.47, 2.72   10.6%
          Dividends P/S.............$ .40, .43, .49, .54, .57, .63, .75, .87, .97, 1.10   11.9%
          Price/Earnings Ratio.....................................................19.8
  3,000   First Union Corp. @ 48 1/16 .................................................                144,188
          North Carolina-based bank holding company
          Earnings P/S........$ .55, .33, .49, 1.26, 1.19, 1.46, 2.36, 2.31, 2.35, 3.09   21.1%
          Dividends P/S............$ .385, .43, .50, .54, .56, .64, .75, .86, .98, 1.10   12.4%
          Price/Earnings Ratio.....................................................14.9
  2,000   NationsBank Corp. @ 59 3/8 ..................................................                118,750
          Largest superregional bank in the Southeast
          Earnings P/S.......$ 2.90, 4.44, 3.34, .76, .76, 2.31, 2.90, 3.17, 3.77, 4.17   4.1%
          Dividends P/S...........$ .43, .47, .55, .71, .74, .755, .82, .94, 1.04, 1.20   12.1%
          Price/Earnings Ratio.....................................................13.9
  4,000   Norwest Corp. @ 57 7/16 .....................................................                229,750
          The 12th largest bank holding company in
          the U.S.
          Earnings P/S......$ 1.12, 1.25, 1.36, .46, 1.49, 1.53, 1.99, 2.52, 2.84, 3.17   12.3%
          Dividends P/S.............$ .30, .32, .38, .42, .47, .54, .64, .77, .90, 1.05   14.9%
          Price/Earnings Ratio.....................................................18.7
                                                                                                    ----------
                                                                                                     1,074,313
                                                                                                    ----------
Beverages (0.64%)
  3,000   PepsiCo, Inc. @ 36 ..........................................................                108,000
                                                                                                    ----------
          Second largest soft drink company
          Earnings P/S............$ .49, .57, .68, .70, .69, .82, 1.00, 1.14, 1.04, .75   4.8%
          Dividends P/S..............$ .11, .14, .16, .19, .23, .26, .31, .35, .39, .45   16.9%
          Price/Earnings Ratio.....................................................36.1

The Schedule of Investments is a complete list of all securities owned by Dividend Performers Fund on August 31, 1997. It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                        COMPOUND
 NUMBER                                                                                  GROWTH        MARKET
OF SHARES             COMMON STOCKS                                                       RATE         VALUE
---------                                                                                 ----         -----
Building (4.54%)
  7,700   Masco Corp. @ 44 7/16........................................................             $  342,169
          Manufactures buildings, home improvement and consumer products
          Earnings P/S........$ 2.10, 1.42, .91, .57, .46, 1.30, 1.48, 1.14, 1.20, 1.97   NMF
          Dividends P/S..............$ .38, .44, .50, .54, .57, .61, .65, .69, .73, .77   8.2%
          Price/Earnings Ratio.......................................................21
 21,000   RPM, Inc. @ 20 5/16 .........................................................                426,562
          Manufacturer of specialty chemicals and coatings to waterproof and rustproof structures
          Earnings P/S...............$ .38, .45, .42, .40, .50, .44, .73, .81, .89, .97   11.0%
          Dividends P/S...............$.21, .25, .27, .30, .34, .37, .39, .42, .46, .49   9.9%
          Price/Earnings Ratio.....................................................19.3
                                                                                                    ----------
                                                                                                       768,731
                                                                                                    ----------
Chemicals (7.97%)
  8,100   BetzDearborn, Inc. @ 65 3/16 ................................................                528,019
          Produces and markets a wide range of engineered programs and specialty chemical products for process
          systems
          Earnings P/S.....$ 1.58, 1.73, 2.02, 1.47, 2.53, 2.67, 2.04, 2.45, 2.30, 2.04   2.9%
          Dividends P/S.......$ .74, .80, .89, 1.01, 1.16, 1.30, 1.38, 1.42, 1.46, 1.49   8.1%
          Price/Earnings Ratio.....................................................30.9
 13,000   Schulman (A), Inc. @ 21 7/8..................................................                284,375
          Manufactures plastic compounds, buys and sells plastic resins and distributes plastic products and synthetic rubber for prime producers in domestic and international markets
          Earnings P/S.........$ .73, .82, .95, .76, 1.11, 1.01, 1.14, 1.48, 1.07, 1.32   6.8%
          Dividends P/S..............$ .09, .11, .14, .16, .19, .22, .26, .30, .34, .38   17.4%
          Price/Earnings Ratio.....................................................17.5
 16,500   Sigma - Aldrich Corp. @ 32 5/8...............................................                538,312
          Manufacturer of biochemical and organic products used for research and diagnostics
          Earnings P/S.........$ .575, .65, .72, .59, .84, .99, .1.11, 1.14, 1.36, 1.52   11.4%
          Dividends P/S........$ .075, .085, .095, .10, .115, .13, .15, .17, .19, .2275   13.1%
          Price/Earnings Ratio.....................................................21.1
                                                                                                    ----------
                                                                                                     1,350,706
                                                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

                                                                                        COMPOUND
 NUMBER                                                                                  GROWTH        MARKET
OF SHARES             COMMON STOCKS                                                       RATE         VALUE
---------                                                                                 ----         -----
Computers (4.78%)
 12,000   Automatic Data Processing, Inc. @ 45 9/16....................................             $  546,750
          Largest independent computing services firm in the U.S.
          Earnings P/S..........$ .54, .62, .72, .79, .90, 1.01, 1.15, 1.34, 1.53, 1.74   13.9%
          Dividends P/S..............$ .11, .13, .15, .17, .20, .23, .26, .29, .35, .42   16.1%
          Price/Earnings Ratio.....................................................27.6
  4,300   Hewlett-Packard Co. @ 6 15/16................................................                263,644
          Manufactures and services electronic measurement, analysis and computation instruments
          Earnings P/S.........$ 1.25, 1.68, 1.76, .77, .83, .93, .86, 1.31, 1.92, 2.63   8.6%
          Dividends P/S..............$ .06, .07, .10, .11, .13, .20, .24, .29, .38, .46   25.4%
          Price/Earnings Ratio.....................................................22.1
                                                                                                    ----------
                                                                                                       810,394
                                                                                                    ----------
Containers (3.50%)
 13,500   Bemis Co., Inc. @ 43 15/16...................................................                593,156
                                                                                                    ----------
          Producer of a broad range of flexible packaging and equipment and pressure sensitive materials
          Earnings P/S..........$ .74, .90, .99, .97, 1.08, 1.10, .94, 1.45, 1.73, 1.86   10.8%
          Dividends P/S...............$.18, .22, .30, .36, .42, .46, .50, .54, .64, .72   16.7%
          Price/Earnings Ratio.....................................................24.4
Diversified Operations (3.81%)
  7,400   DuPont (E.I.) De Nemours & Co. @ 62 5/16.....................................                461,112
          Nation's largest chemical manufacturer
          Earnings P/S............$ .76, .89, .85, .85, .46, .38, .26, 1.12, 1.45, 1.68   9.2%
          Dividends P/S..$ .275, .3125, .3625, .405, .42, .435, .44, .455, .5075, .5575   8.2%
          Price/Earnings Ratio.....................................................17.8
  7,100   IKON Office Solutions, Inc. @ 26.............................................                184,600
          Distributor of office and paper products
          Earnings P/S..........$ 1.15, 1.96, .91, .81, 1.04, 1.18, .05, .74, 1.55, .97   NMF
          Dividends P/S..............$ .26, .28, .31, .34, .36, .37, .39, .41, .43, .45   6.3%
          Price/Earnings Ratio.....................................................27.6
                                                                                                    ----------
                                                                                                       645,712
                                                                                                    ----------
Electronics (11.75%)
  7,000   AMP, Inc. @ 50...............................................................                350,000
          World's largest manufacturer of electrical/electronic connectors
          Earnings P/S.....$ 1.48, 1.32, 1.35, 1.31, 1.23, 1.39, 1.44, 1.83, 2.01, 1.24   NMF
          Dividends P/S.............$ .43, .50, .60, .68, .72, .76, .80, .84, .92, 1.00   9.8%
          Price/Earnings Ratio.....................................................36.7
  6,600   Emerson Electric Co. @ 541 1/16..............................................                360,937
          Produces and sells electrical/electronic products and systems
          Earnings P/S.....$ 1.16, 1.32, 1.38, 1.40, 1.44, 1.53, 1.91, 1.95, 2.15, 2.39   8.4%
          Dividends P/S..........$ .49, .515, .58, .64, .67, .70, .735, .80, .92, 1.005   8.3%
          Price/Earnings Ratio.....................................................23.1
Electronics (continued)
  3,000   General Electric Co. @ 62 1/2................................................             $  187,500
          Dominant force in home appliances,
          electrical power, and financial services
          Earnings P/S......$ .94, 1.09, 1.22, 1.26, 1.28, 1.12, 1.57, 1.84, 2.07, 2.34   10.7%
          Dividends P/S.............$ .325, .35, .41, .47, .51, .56, .63, .72, .82, .92   12.3%
          Price/Earnings Ratio.....................................................29.7
  5,000   Grainger (W.W.), Inc. @ 881 3/16.............................................                444,063
          Leading distributor of electrical equipment
          Earnings P/S.....$ 1.57, 1.96, 2.19, 2.31, 2.38, 2.70, 3.04, 2.61, 3.70, 4.09   11.2%
          Dividends P/S..............$ .39, .43, .50, .57, .61, .65, .71, .78, .89, .98   10.8%
          Price/Earnings Ratio.....................................................20.7
  4,500   Parker Hannifin Corp. @ 64 5/16..............................................                289,406
          Operates in the industrial and aerospace industries, producing a wide range of motion control devices and designs and manufactures products for the aircraft, missile and spacecraft markets
          Earnings P/S...........$ .79, .97, 1.13, 1.01, .55, .10, .59, .43, 1.97, 2.15   11.8%
          Dividends P/S.....$ .353, .367, .373, .393, .406, .413, .426, .433, .453, .48   3.5%
          Price/Earnings Ratio.....................................................13.3
  6,000   Rockwell International Corp. @ 60............................................                360,000
          Leading producer of aerospace, automotive and electronics products
          Earnings P/S......$1.98, 2.23, 3.01, 2.84, 2.47, 2.20, 2.47, 2.80, 3.15, 3.79   7.5%
          Dividends P/S............$.66, .72, .77, .82, .88, .92, .96, 1.04, 1.10, 1.16   6.5%
          Price/Earnings Ratio.....................................................14.7
                                                                                                    ----------
                                                                                                     1,991,906
                                                                                                    ----------
Food (2.28%)
 17,850   Archer-Daniel Midland Co. @ 21 5/8...........................................                386,006
                                                                                                    ----------
          Processes and merchandises agricultural products
          Earnings P/S.............$ .59, .71, .74, .71, .77, .84, .81, 1.34, 1.20, .67   1.4%
          Dividends P/S....$ .026, .028, .033, .046, .048, .050, .053, .063, .110, .184   24.3%
          Price/Earnings Ratio.....................................................33.8
Furniture (1.02%)
  4,000   Leggett & Platt, Inc. @ 43...................................................                172,000
                                                                                                     ---------
          Produces intermediate products for the
          home furnishings industry
          Earnings P/S........$ .278, .273, .323, .35, .64, .87, 1.12, 1.47, 1.62, 1.76   22.8%
          Dividends P/S............$ .14, .16, .185, .21, .215, .23, .27, .31, .38, .46   14.1%
          Price/Earnings Ratio.....................................................24.3
Insurance (5.11%)
  5,500   Chubb Corp. @ 66 7/8.........................................................                367,812
          Broadly based property-casualty insurance organization
          Earnings P/S.....$ 2.38, 2.78, 3.09, 3.26, 3.20, 3.70, 1.43, 3.61, 3.77, 3.21   3.4%
          Dividends P/S.............$ .45, .54, .58, .66, .74, .80, .86, .92, .98, 1.08   10.2%
          Price/Earnings Ratio.....................................................21.2
  1,100   General RE Corp. @ 193 7/8...................................................                213,263
          Broadly based re-insurance organization
          Earnings P/S....$ 5.04, 6.52, 6.89, 6.96, 7.44, 7.07, 7.38, 9.02 10.59, 11.08   9.2%
          Dividends P/S....$ 1.00, 1.20, 1.36, 1.52, 1.68, 1.80, 1.88, 1.92, 1.96, 2.04   8.2%
          Price/Earnings Ratio.....................................................17.2

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

                                                                                        COMPOUND
 NUMBER                                                                                  GROWTH        MARKET
OF SHARES             COMMON STOCKS                                                       RATE         VALUE
---------                                                                                 ----         -----
Insurance (continued)
  3,800   Reliastar Financial Corp. @ 74 3/4...........................................             $  284,050
          Financial services company engaged in life/health insurance and consumer finance
          Earnings P/S......$ .79, 1.035, .995, .98, .835, 1.13, 1.42, 1.74, 2.31, 2.52   13.8%
          Dividends P/S......$ .235, .285, .295, .325, .345, .365, .395, .44, .49, .545   9.8%
          Price/Earnings Ratio.....................................................15.1
                                                                                                    ----------
                                                                                                       865,125
                                                                                                    ----------
Machinery (6.00%)
  7,500   Dover Corp. @ 69 1/16........................................................                517,969
          Manufactures a variety of specialized
          industrial products
          Earnings P/S.....$ 1.11, 1.14, 1.28, 1.23, 1.09, 1.16, 1.46, 1.93, 2.60, 3.47   13.5%
          Dividends P/S..............$ .26, .31, .35, .38, .41, .43, .45, .49, .56, .64   10.5%
          Price/Earnings Ratio.....................................................18.3
 14,000   Pentair, Inc. @ 35 5/8.......................................................                498,750
          Manufactures enclosures for electrical, electronic, woodworking and power tool equipment
          Earnings P/S........$ 1.12, .95, .80, .89, 1.11, 1.11, 1.14, 1.32, 1.54, 1.91   6.1%
          Dividends P/S..............$ .21, .22, .27, .29, .31, .33, .34, .36, .40, .50   10.1%
          Price/Earnings Ratio.....................................................18.1
                                                                                                    ----------
                                                                                                     1,016,719
                                                                                                    ----------
Media (3.50%)
  2,000   Gannett Co., Inc. @ 97 7/16..................................................                194,875
          Publishes 81 daily/50 nondaily newspapers, operates 10 TV , 8 FM and
          7 AM stations
          Earnings P/S.....$ 1.13, 1.24, 1.18, 1.11, 1.03, 1.24, 1.41, 1.67, 1.64, 2.45   4.5%
          Dividends P/S..............$ .47, .51, .56, .61, .62, .63, .65, .67, .69, .71   4.7%
          Price/Earnings Ratio.....................................................19.4
  6,500   McGraw-Hill Cos., Inc. @ 6 15/16.............................................                398,531
          Provides informational products and services for business and industry
          Earnings P/S.......$ 1.92, .91, 1.77, 1.73, 1.51, 1.60, .11, 2.04, 2.30, 2.84   4.45%
          Dividends P/S......$ .84, .92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32   5.2%
          Price/Earnings Ratio.....................................................21.8
                                                                                                    ----------
                                                                                                       593,406
                                                                                                    ----------
Medical (6.82%)
  5,100   Abbott Laboratories @ 59 15/16...............................................                305,681
          Major pharmaceutical and healthcare firm
          Earnings P/S.......$ .84, .97, 1.11, 1.19, 1.38, 1.58, 1.77, 2.01, 2.28, 2.57   5.2%
          Dividends P/S..............$ .24, .29, .34, .40, .48, .58, .66, .74, .82, .93   16.2%
          Price/Earnings Ratio.....................................................24.9
  1,800   American Home Products Corp. @ 72............................................                129,600
          Leading manufacturer of ethical pharmaceuticals
          Earnings P/S.....$ 1.60, 1.77, 1.96, 3.07, 1.85, 2.26, 2.39, 3.48, 1.84, 3.09   7.6%
          Dividends P/S.......$ .83, .90, .98, 1.08, 1.19, 1.33, 1.43, 1.47, 1.51, 1.57   7.3%
          Price/Earnings Ratio.....................................................25.2
Medical (continued)
  7,000   Baxter International, Inc. @ 53 3/16.........................................             $  372,312
          The company operates four divisions: renal, biotech, cardiovascular and intravenous systems and
          international distribution
          Earnings P/S...$ 1.30, 1.49, (.05), 1.91, 1.81, 1.73, (.70), 2.01, 1.50, 2.36   6.85%
          Dividends P/S............$ .41, .47, .52, .60, .69, .80, .93, .95, 1.03, 1.11   11.7%
          Price/Earnings Ratio.....................................................22.9
  1,500   Johnson & Johnson @ 561 1/16.................................................                 85,031
          Major producer of prescription and non-prescription drugs, toiletries, medical instruments and supplies
          Earnings P/S.........$ .71, .80, .86, .99, 1.12, 1.28, 1.41, 1.65, 1.94, 2.26   13.7%
          Dividends P/S..............$ .20, .24, .28, .33, .39, .45, .51, .57, .64, .74   15.7%
          Price/Earnings Ratio.....................................................27.7
  1,700   Medtronic, Inc. @ 90 3/8.....................................................                153,638
          Leading manufacturer of medical devices
          and instruments
          Earnings P/S...........$ .40, .46, .48, .56, .68, .89, 1.01, 1.28, 1.94, 2.23   21.0%
          Dividends P/S..............$ .06, .07, .09, .10, .12, .14, .17, .21, .26, .32   20.4%
          Price/Earnings Ratio.....................................................41.2
  1,200   Merck & Co., Inc. @ 911 3/16.................................................                110,175
          World's largest ethical drug manufacturer
          Earnings P/S.....$ 1.02, 1.26, 1.52, 1.59, 1.89, 2.18, 1.87, 2.45, 2.79, 3.34   14.1%
          Dividends P/S..........$ .27, .43, .55, .64, .77, .92, 1.03, 1.14, 1.24, 1.42   20.3%
          Price/Earnings Ratio.....................................................30.5
                                                                                                    ----------
                                                                                                     1,156,437
                                                                                                    ----------
Metal (2.19%)
 20,000   Worthington Industries, Inc. @ 18 9/16.......................................                371,250
                                                                                                    ----------
          Manufactures metal and plastic products
          Earnings P/S.............$ .61, .70, .61, .50, .63, .74, .94, 1.29, 1.01, .96   5.2%
          Dividends P/S..............$ .17, .19, .23, .26, .28, .32, .34, .39, .43, .47   20.8%
          Price/Earnings Ratio.....................................................20.4
Office (1.80%)
 4,000    Pitney Bowes, Inc. @ 76 3/8..................................................                305,500
                                                                                                    ----------
          Manufactures office automation equipment
          Earnings P/S.....$ 1.54, 1.19, 1.34, 1.35, 1.79, 1.98, 1.99, 2.33, 2.75, 3.23   8.6%
          Dividends P/S...........$ .38, .46, .52, .60, .68, .78, .90, 1.04, 1.20, 1.38   15.4%
          Price/Earnings Ratio.....................................................22.1
Oil & Gas (2.58%)
  6,000   Mobil Corp. @ 72 3/4.........................................................                436,500
                                                                                                    ----------
          One of the largest integrated, international
          oil companies with interest in petrochemicals
          and plastics
          Earnings P/S......$ 5.07, 4.40, 4.60, 4.65, 2.70, 1.60, 2.02, 2.60,2.27, 3.07   NMF
          Dividends P/S.....$ 1.10, 1.18, 1.28, 1.41, 1.56, 1.60,1.63, 1.70, 1.81, 1.96   6.6%
          Price/Earnings Ratio.....................................................24.8
Retail (6.54%)
  8,000   Home Depot, Inc. @ 47 3/16...................................................                377,500
          Operates a chain of retail building supply/home improvement "warehouse"
          stores
          Earnings P/S.............$ .42, .46, .23, .32, .43, .59, .73, .91, 1.08, 1.38   14.1%
          Dividends P/S........$ .053, .06, .073, .08, .087, .093, .10, .113, .126, .14   11.4%
          Price/Earnings Ratio.....................................................32.5

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

                                                                                        COMPOUND
 NUMBER                                                                                  GROWTH        MARKET
OF SHARES             COMMON STOCKS                                                       RATE         VALUE
---------                                                                                 ----         -----
Retail (continued)
  6,000   Pep Boys - Manny, Moe & Jack (The) @ 26 1/2..................................             $  159,000
          Retailer of automotive parts and accessories
          Earnings P/S...........$ .76, .63, .66, .63, .75, .93, 1.13, 1.30, 1.40, 1.66   9.1%
          Dividends P/S..............$ .08, .09, .11, .12, .13, .14, .15, .17, .19, .21   11.3%
          Price/Earnings Ratio.....................................................20.5
  8,000   Sysco Corp. @ 35 1/2.........................................................                284,000
          Largest distributor of food service products
          Earnings P/S..........$ .45, .60, .73, .81, .90, 1.00, 1.16, 1.33, 1.48, 1.65   15.5%
          Dividends P/S..............$ .07, .08, .09, .10, .14, .22, .28, .36, .44, .52   25.0%
          Price/Earnings Ratio.....................................................22.8
  8,100   Wal-Mart Stores, Inc. @ 35 1/2...............................................                287,550
          Operates chain of discount department stores
          Earnings P/S...........$ .37, .48, .50, .59, .73, .90, 1.05, 1.20, 1.21, 1.38   15.4%
          Dividends P/S..............$ .03, .04, .06, .07, .09, .11, .13, .17, .20, .21   24.1%
          Price/Earnings Ratio.....................................................25.7
                                                                                                    ----------
                                                                                                     1,108,050
                                                                                                    ----------
Soap & Cleaning Preparations (1.86%)
  7,000   Ecolab, Inc. @ 45 1/16.......................................................                315,438
                                                                                                    ----------
          Develops and markets premium institutional cleansing, sanitizing and maintenance products and services
          Earnings P/S........$ .88, .18, 1.04, .93, 1.00, 1.05, 1.26, 1.27, 1.53, 1.85   8.6%
          Dividends P/S..............$ .30, .32, .33, .34, .35, .36, .40, .46, .52, .58   7.6%
          Price/Earnings Ratio.....................................................26.5
Steel (1.67%)
  5,000   Nucor Corp. @ 56 11/16.......................................................                283,438
                                                                                                    ----------
          Manufactures steel and steel products
          Earnings P/S...........$ .84, .68, .88, .86, .78, .98, 1.57, 2.97, 2.97, 2.97   15.1%
          Dividends P/S..............$ .09, .10, .11, .12, .13, .14, .16, .18, .28, .32   15.1%
          Price/Earnings Ratio.....................................................19.6
Utilities (7.46%)
  5,000   Century Telephone Enterprise, Inc. @ 36 5/16.................................                181,563
          Louisiana based telecommunications company
          Earnings P/S..........$ .51, .67, .63, .67, .89, 1.32, 1.39, 1.99, 1.99, 2.20   17.6%
          Dividends P/S....$ .253, .264, .272, .280, .287, .293, .310, .320, .330, .360   9.0%
          Price/Earnings Ratio.....................................................15.9
 12,000   National Fuel Gas Co. @ 44 7/16..............................................                533,250
          Integrated natural gas system serving N.Y.,
          PA. and Ohio
          Earnings P/S.....$ 1.65, 1.93, 1.83, 1.95, 1.89, 1.88, 2.05, 2.27, 2.40, 2.96   6.7%
          Dividends P/S....$ 1.19, 1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61, 1.67   3.8%
          Price/Earnings Ratio.....................................................14.2
 11,000   Questar Corp. @ 40...........................................................                440,000
          Diversified holding company for Utah, Wyoming and Colorado natural gas transmission, distribution and
          storage
          Earnings P/S......$ .64, 1.27, 1.46, 1.57, 1.53, 2.00, 1.97, 1.11, 2.23, 2.54   16.6%
          Dividends P/S........$ .91, .94, .95, .97, 1.01, 1.04, 1.09, 1.13, 1.16, 1.19   3.0%
          Price/Earnings Ratio.....................................................16.7
Utilities (continued)
 2,000    SBC Communications, Inc. @ 54 3/8............................................             $  108,750
          Provides telephone service throughout the United States and internationally
          Earnings P/S.....$ 1.74, 1.76, 1.82, 1.84, 1.85, 2.11, 2.34, 2.67, 2.96, 3.40   7.7%
          Dividends P/S....$ 1.14, 1.22, 1.29, 1.36, 1.41, 1.45, 1.50, 1.56, 1.63, 1.70   4.5%
          Price/Earnings Ratio.....................................................17.1
                                                                                                    ----------
                                                                                                     1,263,563
                                                                                                    ----------
                                                                    TOTAL COMMON STOCKS
                                                                     (Cost $13,986,406)             16,116,038
                                                                                                    ----------

PARVALUE
(000s    SHORT-TERM INVESTMENTS                                                         INTEREST
OMITTED) (4.85%)                                                                          RATE
--------                                                                                  ----
Joint Repurchase Agreement (4.85%)
  $822   Investment in a joint repurchase
         agreement transaction with
         SBC Capital Markets, Inc.
         Dated 08-29-97, due 09-02-97
         (secured by U.S. Treasury Bonds
         7.125% thru 10.375%, due 11-15-12
         thru 02-15-23) - Note A     ..................................................   5.55%        822,000
                                                                                                    ----------
Corporate Savings Account (0.00%)
         Investors Bank & Trust Company
         Daily Interest Savings Account
         Current Rate 4.95% ...........................................................                    414
                                                                                                    ----------
                                                                SHORT-TERM INVESTMENTS   (4.85%)       822,414
                                                                                         ------     ----------
                                                                     TOTAL INVESTMENTS  (99.96%)   $16,938,452
                                                                                         ======    ===========

NMF No Meaningful Figure
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- Multi-Sector Growth Fund

Schedule of Investments August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                   SHARES            VALUE
-------------------                                   ------            -----

COMMON STOCKS
Aerospace (1.79%)
  Sundstrand Corp. ..........................          9,500          $  560,500
  Tracor, Inc.* .............................          5,200             156,650
                                                                      ----------
                                                                         717,150
                                                                      ----------
Banks - United States (8.92%)
  Banc One Corp. ............................         17,000             911,625
  Comerica, Inc. ............................         14,000             991,375
  Compass Bancshares, Inc. ..................         17,000             605,625
  Crestar Financial Corp. ...................          6,000             268,125
  U.S. Bancorp ..............................          9,000             788,062
                                                                      ----------
                                                                       3,564,812
                                                                      ----------
Computers (6.73%)
  Adaptec, Inc.* ............................         21,000           1,008,000
  Computer Sciences Corp.* ..................          9,500             706,562
  EMC Corp.* ................................         12,500             641,406
  Network Appliance, Inc.* ..................          7,000             330,750
                                                                      ----------
                                                                       2,686,718
                                                                      ----------
Diversified Operations (4.50%)
  AlliedSignal, Inc. ........................         14,000           1,155,875
  Crane Co. .................................         14,500             639,812
                                                                      ----------
                                                                       1,795,687
                                                                      ----------
Electronics (13.15%)
  Altera Corp.* .............................         13,000             692,250
  Applied Materials, Inc.* ..................         11,500           1,085,312
  Honeywell, Inc. ...........................         15,000           1,036,875
  KLA-Tencor Corp.* .........................          9,000             637,875
  Novellus Systems, Inc.* ...................          5,300             607,512
  Texas Instruments, Inc. ...................         10,500           1,193,062
                                                                      ----------
                                                                       5,252,886
                                                                      ----------
Finance (2.99%)
  Charter One Financial, Inc. ...............         22,000           1,196,250
                                                                      ----------
Food (7.70%)
  ConAgra, Inc. .............................         13,000             836,062
  Morningstar Group, Inc.*.. 23,000 .........         687,125
  Quaker Oats Co. ...........................         33,000           1,551,000
                                                                      ----------
                                                                       3,074,187
                                                                      ----------
Household (2.07%)
  Newell Co. ................................         21,000             826,875
                                                                      ----------

The Schedule of Investments is a complete list of all securities owned by Multi-Sector Growth Fund on August 31, 1997. It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

Insurance (12.31%)
  Allmerica Financial Corp. .................         23,500          $  972,313
  American General Corp. ....................         24,000           1,156,500
  Frontier Insurance Group, Inc. ............         12,700             444,500
  General Re Corp. ..........................          5,000             969,375
  Oxford Health Plans, Inc.* ................          7,500             548,438
  Travelers Property Casualty Corp. .........
   (Class A) ................................         20,500             825,125
                                                                      ----------
                                                                       4,916,251
                                                                      ----------
Medical (2.73%)
  AmeriSource Health Corp. (Class A)* .......          9,000             450,563
  Baxter International Inc.. ................         12,000             638,250
                                                                      ----------
                                                                       1,088,813
                                                                      ----------
Oil & Gas (20.14%)
  BJ Services Co.* ..........................         12,500             903,125
  Cooper Cameron Corp.* .....................         17,500           1,135,313
  Dresser Industries, Inc. ..................         31,000           1,294,250
  EVI, Inc.* ................................         26,500           1,392,906
  Falcon Drilling Co., Inc.* ................         31,000             976,500
  Global Industries Ltd. * ..................         21,500             783,406
  Gulf Canada Resources, Ltd. (Canada)* .....         57,000             459,563
  Halliburton Co. ...........................         19,000             907,250
  Ocean Energy, Inc.* .......................          3,000             192,938
                                                                      ----------
                                                                       8,045,251
                                                                      ----------
Pollution Control (1.45%)
  Philip Services Corp. (Canada)* ...........         32,200             577,588
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- Multi-Sector Growth Fund

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                   SHARES            VALUE
-------------------                                   ------            -----
Retail (10.29%)
  American Stores Co. .......................         26,000          $  615,875
  CVS Corp. .................................         21,000           1,183,875
  Gap, Inc. (The) ...........................         18,000             799,875
  Payless ShoeSource, Inc.*  ................          7,000             448,875
  Safeway, Inc.* ............................         14,000             713,125
  Walgreen Co. ..............................         13,000             350,188
                                                                      ----------
                                                                       4,111,813
                                                                      ----------
Telecommunications (2.13%)
  Nokia Corp. American Depositary
   Receipts (Finland) .......................         11,000             852,500
                                                                      ----------
Transport (1.81%)
  CNF Transportation, Inc. ..................         20,000             722,500
                                                                      ----------
                         TOTAL COMMON STOCKS
                          (Cost $36,623,360)          (98.71%)        39,429,281
                                                      ------          ----------

                                              INTEREST   PAR VALUE
                                                RATE   (000s OMITTED)
                                                ----   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.28%)
  Investment in a joint repurchase
   agreement transaction with SBC Capital
   Markets, Inc. Dated 08-29-97, due
   09-02-97 (secured by U.S. Treasury Bonds
   7.125% thru 10.375%, due 11-15-12
   thru 02-15-23) - Note A ..................    5.55%      $512         512,000
                                                                      ----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%. ......................                                465
                                                                      ----------
                 TOTAL SHORT-TERM INVESTMENTS              (1.28%)       512,465
                                                            -----     ----------
                            TOTAL INVESTMENTS             (99.99%)   $39,941,746
                                                           ======    ===========

* Non-income producing security
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund

Portfolio Concentration (Unaudited)
-------------------------------------------------------------------------------
The Multi-Sector Growth Fund invests primarily in securities issued in the United States of America. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments on August 31, 1997 assigned to country categories.

                                       MARKET VALUE AS A
                                         PERCENTAGE OF
COUNTRY DIVERSIFICATION                FUND'S NET ASSETS
-----------------------                -----------------

Canada................................      2.60%
Finland...............................      2.13
United States.........................     93.98
Short-term Investments................      1.28
                                           ------
                     TOTAL INVESTMENTS     99.99%
                                           ======

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds -- Institutional Series Trust --
                        Small Capitalization Equity Fund

Schedule of Investments
August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER OF          MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                                    ------            -----

COMMON STOCKS
Advertising (1.34%)
  Outdoor Systems, Inc.* ....................            675          $   17,845
  Universal Outdoor Holdings, Inc.* .........            400              13,700
                                                                      ----------
                                                                          31,545
                                                                      ----------
Aerospace (0.85%)
  AAR Corp. .................................            600              20,137
                                                                      ----------
Automobile / Trucks (0.79%)
  Budget Group, Inc. (Class A)* .............            400              11,750
  Special Devices, Inc.* ....................            300               6,825
                                                                      ----------
                                                                          18,575
                                                                      ----------
Beverages (1.45%)
  Mondavi (Robert) Corp. (Class A)* .........            400              18,200
  Scheid Vineyards Inc. (Class A)* ..........          1,500              16,125
                                                                      ----------
                                                                          34,325
                                                                      ----------
Broker Services (1.69%)
  E* TRADE Group, Inc.* .....................            700              22,487
  Interra Financial, Inc. ...................            400              17,400
                                                                      ----------
                                                                          39,887
                                                                      ----------
Building (1.24%)
  Royal Group Technologies Ltd.* (Canada) ...            500              13,094
  Watsco, Inc. ..............................            600              16,275
                                                                      ----------
                                                                          29,369
                                                                      ----------
Business Services - Misc (3.37%)
  Caribiner International, Inc.* ............            300              12,675
  Coinstar, Inc.* ...........................            800               9,500
  CORESTAFF, Inc.* ..........................            300               8,925
  Fair, Isaac & Company, Inc. ...............            200               8,437
  Hagler Bailly, Inc.* ......................            200               4,325
  Hall, Kinion & Associates, Inc.* ..........            100               2,137
  MAXIMUS, Inc.* ............................            200               4,575
  On Assignment, Inc.* ......................            400              18,050
  StarTek, Inc.* ............................            700              10,981
                                                                      ----------
                                                                          79,605
                                                                      ----------
Computers (10.82%)
  ACE*COMM Corp.* ...........................            700              11,637
  Advent Software, Inc.* ....................            400              10,600
  Aris Corp.* ...............................            100               2,450
  Aseco Corp * ..............................            600              10,462
  Aspect Development, Inc.* .................            600              22,950
  Aspen Technologies, Inc.* .................            400              13,650
  BISYS Group, Inc. (The)* ..................            300              10,125

The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Equity Fund on August 31, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

Computers (continued)
  Computer Management Sciences, Inc. * ......            400          $    7,600
  Discreet Logic, Inc.* .....................            900              21,037
  Information Management Resources, Inc.* ...            450              14,681
  JDA Software Group, Inc.* .................            200               6,250
  National Instruments Corp.*  ..............            600              24,750
  Network Appliance, Inc.* ..................            600              28,350
  Remedy Corp.* .............................            400              15,425
  Sequent Computer Systems, Inc.* ...........            500              14,094
  Transaction Systems Architects, Inc. ......
   (Class A)* ...............................            300              10,388
  Vantive Corp.* ............................            300               9,150
  Visio Corp.* ..............................            400              13,800
  Xionics Document Technologies, Inc.* ......            600               8,100
                                                                      ----------
                                                                         255,499
                                                                      ----------
Consumer Products Misc. (0.65%)
  Samsonite Corp.* ..........................            400              15,400
                                                                      ----------
Electronics (9.62%)
  Advanced Technology Materials, Inc.* ......            600              17,700
  Aehr Test Systems* ........................            700              12,250
  ANADIGICS, Inc.* ..........................            400              19,800
  Electroglas, Inc.* ........................            500              16,000
  Integrated Circuit Systems, Inc.* .........            800              27,600
  Level One Communications, Inc.* ...........            600              21,375
  Novellus Systems, Inc.* ...................            100              11,463
  Sawtek, Inc.* .............................            600              23,625
  Schick Technologies, Inc.* ................            100               2,650
  SeaMED Corp.* .............................            800              14,000
  Semtech Corp.* ............................            400              23,650
  Silicon Valley Group, Inc.*  ..............            400              13,500
  Unitrode Corp.* ...........................            300              23,400
                                                                      ----------
                                                                         227,013
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds -- Institutional Series Trust --
                        Small Capitalization Equity Fund

                                                      NUMBER OF          MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                                    ------            -----

Finance (2.04%)
  FIRSTPLUS Financial Group, Inc.* ..........            400          $   18,400
  Medallion Financial Corp. .................            800              16,200
  PMT Services, Inc.* .......................            800              13,500
                                                                      ----------
                                                                          48,100
                                                                      ----------
Food (1.24%)
  Fine Host Corp.* ..........................            500              17,375
  Morningstar Group, Inc.* ..................            400              11,950
                                                                      ----------
                                                                          29,325
                                                                      ----------
Insurance (4.54%)
  Capital Re Corp. ..........................            400              20,325
  CMAC Investment Corp. .....................            300              13,837
  HCC Insurance Holdings, Inc. ..............            600              15,862
  Life Re Corp. .............................            200              10,263
  Philadelphia Consolidated Holding Corp.* ..            500              20,688
  Pre-Paid Legal Services, Inc.* ............            400               9,500
  Western National Corp. ....................            600              16,725
                                                                      ----------
                                                                         107,200
                                                                      ----------
Leasing Companies (0.76%)
  Rollins Truck Leasing Corp. ...............          1,100              17,806
                                                                      ----------
Leisure (3.32%)
  Ballantyne of Omaha, Inc.* ................            800              15,600
  Cinar Films, Inc. (Class B)* (Canada) .....            600              19,050
  Premier Parks, Inc.* ......................            600              19,350
  Silicon Gaming, Inc.* .....................            700               9,013
  Silverleaf Resorts, Inc.* .................            800              15,400
                                                                      ----------
                                                                          78,413
                                                                      ----------
Machinery (1.89%)
  Gardner Denver Machinery, Inc.* ...........            600              22,237
  ITEQ, Inc.* ...............................          1,800              22,275
                                                                      ----------
                                                                          44,512
                                                                      ----------
Media (6.53%)
  American Radio Systems Corp.* .............            300              14,775
  Central Newspapers, Inc. (Class A) ........            200              13,612
  CMP Media, Inc. (Class A)* ................            600              16,050
  Cox Radio, Inc. (Class A)* ................            600              16,050
  Heftel Broadcasting Corp. (Class A)* ......            300              18,600
  Mecklermedia Corp.* .......................            700              14,088
  Network Event Theater, Inc.* ..............          2,500              13,438
  SFX Broadcasting, Inc. (Class A)* .........            300              22,013
  Univision Communications, Inc. (Class A)* .            500              25,625
                                                                      ----------
                                                                         154,251
                                                                      ----------
Medical (10.02%)
  Affymetrix, Inc.* .........................            400              13,400
  Andrx Corp.* ..............................            300              11,775
  ESC Medical Systems Ltd.* (Israel) ........            550              18,012
Medical (continued)
  Healthcare Recoveries, Inc.* ..............            500          $    8,813
  Incyte Pharmaceuticals, Inc.* .............            200              12,100
  Kendle International Inc.* ................            100               1,600
  Kos Pharmaceuticals, Inc.* ................            400              13,800
  MiniMed, Inc.* ............................            400              14,050
  Monarch Dental Corp.* .....................            900              16,313
  Myriad Genetics, Inc.* ....................            600              14,250
  National Surgery Centers, Inc.* ...........            500              14,875
  Ocular Sciences, Inc.* ....................            200               3,825
  PathoGenesis Corp.* .......................            300               9,863
  Perclose, Inc.* ...........................            600              14,100
  Protein Design Labs, Inc.* ................            500              17,813
  Sonus Pharmaceuticals, Inc.* ..............            600              23,925
  Universal Health Services, Inc. (Class B)*             300              13,144
  Warner Chilcott Laboratories*
   American Depositary Receipt ADR (Ireland)             100               1,850
  Wesley Jessen VisionCare, Inc.* ...........            500              13,000
                                                                      ----------
                                                                         236,508
                                                                      ----------
Office (0.81%)
  Shelby Williams Industries, Inc. ..........          1,200              19,125
                                                                      ----------
Oil & Gas (7.89%)
  Dawson Production Services, Inc.* .........            600              11,250
  Eagle Geophysical, Inc.* ..................            400               8,200
  EVI, Inc.* ................................            400              21,025
  Forcenergy, Inc.* .........................            500              18,125
  Key Energy Group, Inc.* ...................            800              20,700
  National-Oilwell, Inc.* ...................            300              18,469
  Ocean Energy, Inc.* .......................            200              12,863
  Precision Drilling Corp.* (Canada) ........            400              21,900
  Pride International, Inc.* ................            800              25,600
  Stone Energy Corp.* .......................            500              15,250
  Vintage Petroleum, Inc. ...................            300              12,881
                                                                      ----------
                                                                         186,263
                                                                      ----------
Pollution Control (3.21%)
  Eastern Environmental Services, Inc.* .....            600              12,000
  Newpark Resources, Inc.* ..................            400              13,550
  Philip Services Corp.* (Canada) ...........          1,600              28,700
  Superior Services, Inc.* ..................            800              21,500
                                                                      ----------
                                                                          75,750
                                                                      ----------
Printing - Commercial (0.47%)
  Mail-Well, Inc.* ..........................            400              11,175
                                                                      ----------
Real Estate Operations (3.90%)
  Arden Realty Group, Inc. ..................            400              11,550
  Beacon Properties Corp. ...................            500              18,000
  Cali Realty Corp. .........................            400              14,900

                       SEE NOTES TO FINANCIAL STATEMENTS

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                              FINANCIAL STATEMENTS

               John Hancock Funds -- Institutional Series Trust --
                        Small Capitalization Equity Fund

                                                      NUMBER OF          MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                                    ------            -----

Real Estate Operations (continued)
  Glenborough Realty Trust, Inc. ............            800          $   20,650
  Redwood Trust, Inc. .......................            400              15,350
  Starwood Lodging Trust ....................            250              11,547
                                                                      ----------
                                                                          91,997
                                                                      ----------
Retail (10.57%)
  Arbor Drugs, Inc. .........................            900              21,487
  CKE Restaurants, Inc. .....................            300               9,675
  Concepts Direct, Inc.* ....................            600              11,100
  Cost Plus, Inc.* ..........................            400              10,350
  Dominick's Supermarkets, Inc.* ............            600              16,500
  Furniture Brands International, Inc.* .....            900              15,862
  Hibbett Sporting Goods, Inc.* .............            800              18,600
  Hot Topic, Inc.* ..........................            600               9,450
  Keystone Automotive Industries, Inc.* .....            600              11,325
  Linens `N Things, Inc.* ...................            600              17,400
  Logan's Roadhouse, Inc.* ..................            400               9,800
  99 Cents Only Stores* .....................            500              16,062
  Peapod, Inc.* .............................            900               8,100
  Proffitt's, Inc.* .........................            400              21,475
  Quality Food Centers, Inc.*  ..............            550              22,619
  Rainforest Cafe, Inc.* ....................            300               8,063
  Stage Stores, Inc.* .......................            700              21,656
                                                                      ----------
                                                                         249,524
                                                                      ----------
Schools / Education (0.47%)
  Strayer Education, Inc. ...................            300              11,175
                                                                      ----------
Shoes & Related Apparel (0.47%)
  Wolverine World Wide, Inc. ................            500              11,063
                                                                      ----------
Steel (1.87%)
  Lone Star Technologies, Inc.* .............            600              24,488
  Maverick Tube Corp.* ......................            600              19,575
                                                                      ----------
                                                                          44,063
                                                                      ----------
Telecommunications (3.70%)
  Comverse Technology, Inc.* ................            400              18,375
  Corsair Communications, Inc.* .............            100               2,000
  Innova Corp.* .............................            400               8,800
  MRV Communications, Inc.* .................            400              11,750
  REMEC, Inc.* ..............................            750              25,031
  Tel-Save Holdings, Inc.* ..................          1,200              21,450
                                                                      ----------
                                                                          87,406
                                                                      ----------
Textile (1.22%)
  Culp, Inc. ................................            900              19,012
  Cutter & Buck, Inc.* ......................            500               9,875
                                                                      ----------
                                                                          28,887
                                                                      ----------
Transport (1.03%)
  Eagle USA Airfreight, Inc.*  ..............            600          $   16,650
  Ryanair Holdings PLC* ADR (Ireland) .......            100               2,750
  Travel Services International, Inc.* ......            200               4,875
                                                                      ----------
                                                                          24,275
                                                                      ----------
                           TOTAL COMMON STOCK
                            (Cost $1,860,019)         (97.77%)        2,308,173
                                                       ------         ----------

                                              INTEREST   PAR VALUE
                                                RATE   (000s OMITTED)
                                                ----   --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.75%)
  Investment in a joint repurchase
   agreement transaction with SBC Capital
   Markets, Inc. Dated 08-29-97,
   Due 09-02-97 (secured by U.S.
   Treasury Bonds 7.125% thru 10.375%
   due 11-15-12 thru 02-15-23) - Note A .....    5.55%     $65            65,000
                                                                      ----------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%. ......................                                224
                                                                      ----------
                 TOTAL SHORT-TERM INVESTMENTS            (2.76%)          65,224
                                                          -----       ----------
                            TOTAL INVESTMENTS          (100.53%)      $2,373,397
                                                        =======       ==========

* Non-income producing security
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Schedule of Investments
August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER OF          MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                                    ------            -----

COMMON STOCKS
Australia (3.62%)
  Normandy Mining Ltd. (Metal) ..............         145,500         $  176,155
  WMC Ltd. (Metal) ..........................         20,000             101,257
                                                                      ----------
                                                                         277,412
                                                                      ----------
Brazil (7.13%)
  Centrais Electricas Brasileiras S/A
   (American Depositary Receipts)
   (ADR) (Utilities) ........................          5,800             130,500
  Companhia Paranaense de Energia
   (ADR) (Utilities) ........................          3,900              56,063
  Telecomunicacoes Brasileiras S/A
   (ADR) (Telecommunications) ...............          3,050             359,900
                                                                      ----------
                                                                         546,463
                                                                      ----------
Canada (2.20%)
  Royal Bank of Canada (Banks - Foreign) ....          3,580             168,260
                                                                      ----------
Chile (1.17%)
  Maderas y Sinteticos SA (ADR) (Building) ..          6,200              89,900
                                                                      ----------
France (4.71%)
  Banque Nationale de Paris
   (Banks - Foreign)* .......................            280              11,939
  Carrefour SA (Retail) .....................            265             159,716
  LVMH Moet Hennessy Louis Vuitton
   SA (Beverages) ...........................            475              98,764
  Suez Lyonnaise des Eaux
   (Diversified Operations)  ................            900              90,529
                                                                      ----------
                                                                         360,948
                                                                      ----------
Germany (6.14%)
  Bayerische Motoren Werke AG
   (Automobile / Trucks) ....................            340             241,121
  Mannesmann AG (Machinery)  ................            130              60,214
  Schering AG (Medical) .....................          1,000              97,346
  Volkswagen AG (Automobile / Trucks) .......            100              71,749
                                                                      ----------
                                                                         470,430
                                                                      ----------
Hong Kong (6.73%)
  Cheung Kong Holdings Ltd. .................
   (Real Estate Operations)  ................         18,000             190,464
  CITIC Pacific Ltd. (Diversified Operations)         12,000              63,953
  Hong Kong & Shanghai Hotels Ltd. (Leisure)          31,000              38,002
  Hutchison Whampoa Ltd. ....................
   (Diversified Operations)  ................         20,000             166,462

The Schedule of Investments is a complete list of all securities owned by the International Equity Fund on August 31, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

Hong Kong (continued)
  Jardine Matheson Holdings Ltd. ............
   (Diversified Operations)  ................          2,400          $   16,800
  Wharf Holdings Ltd. .......................
   (Real Estate Operations)  ................         11,000              39,815
                                                                      ----------
                                                                         515,496
                                                                      ----------
India (1.49%)
  State Bank of India, Global Depositary
   Receipts (Banks - Foreign) ...............          5,790             114,353
                                                                      ----------
Japan (15.25%)
  Fujitsu Ltd. (Computers) ..................         15,000             178,838
  Ito-Yokado Co., Ltd. (Retail) .............          3,000             161,451
  Matsushita-Kotobuki Electronics
   Industries, Ltd. (Electronics) ...........          5,000             162,692
  Shin-Etsu Chemical Co., Ltd. (Chemicals) ..          8,000             204,007
  Sony Corp. (Electronics) ..................          2,000             173,870
  Sumitomo Sitix Corp. (Metal) ..............          7,000             133,880
  TDK Corp. (Electronics) ...................          2,000             153,337
                                                                      ----------
                                                                       1,168,075
                                                                      ----------
Malaysia (0.93%)
  Sime Darby Berhad (Diversified Operations)          30,000              70,799
                                                                      ----------
Mexico (4.55%)
  Grupo Industrial Maseca SA
   de CV (ADR) (Food) .......................          9,000             150,188
  Panamerican Beverages, Inc. (Beverages) ...          6,600             198,413
                                                                      ----------
                                                                         348,601
                                                                      ----------
Netherlands (7.15%)
  Gucci Group N.V. (Retail)  ................          4,130             251,414
  ING Groep N.V. (ADR) (Banks - Foreign) ....          5,350             235,734
  Ispat International N.V. (Steel)* .........          1,700              45,581
  Koninklijke PTT Nederland (Utilities)* ....            425              15,076
                                                                      ----------
                                                                         547,805
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

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                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- International Equity Fund

                                                      NUMBER OF          MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                                    ------            -----

New Zealand (0.58%)
  Telecom Corp. of New Zealand
   (Telecommunications) .....................          9,000          $   44,387
                                                                      ----------
Norway (1.85%)
  Orkla ASA (Diversified Operations) ........            750              53,130
  Saga Petroleum ASA (Oil & Gas) ............          4,200              88,864
                                                                      ----------
                                                                         141,994
                                                                      ----------
Portugal (2.04%) Electricidade de Portugal, S.A.
   (ADR) (Utilities)* .......................          5,100             156,188
                                                                      ----------
Singapore (2.88%)
  NatSteel Ltd. (Steel) .....................         14,000              38,110
  Oversea-Chinese Banking Corp., Ltd. .......
   (Banks - Foreign) ........................         18,000             140,337
  Wing Tai Holdings Ltd. ....................
   (Real Estate Operations)  ................         20,000              42,286
                                                                      ----------
                                                                         220,733
                                                                      ----------
Sweden (2.92%)
  Investor AB (Diversified Operations) ......          4,590             223,531
                                                                      ----------
Switzerland (6.61%)
  ABB AG (Engineering / R&D Services) .......             80              23,651
  Nestle SA (Food) ..........................             15              17,436
  Novartis AG (Medical) .....................            174             246,450
  SMH AG (Consumer Products Misc.) ..........            780             102,459
  Zurich Versicherungs-Gesellschaft
   (Insurance) ..............................            320             116,106
                                                                      ----------
                                                                         506,102
                                                                      ----------
United Kingdom (12.85%)
  EMAP PLC (Media) ..........................         20,000             265,860
  Marks & Spencer PLC (Retail) ..............         30,000             284,989
  Pearson PLC (Media) .......................         17,000             199,801
  Regal Hotel Group PLC (Leisure) ...........        150,000             119,151
  Wetherspoon (J.D.) PLC (Retail) ...........          5,000             114,288
                                                                      ----------
                                                                         984,089
                                                                      ----------
          TOTAL COMMON STOCKS
            (Cost $6,758,225) ...............         (90.80%)         6,955,566
                                                      ------          ----------

PREFERRED STOCKS
Brazil (4.52%)
  Compania Riograndense
   de Telecomunicaciones SA
   (Telecommunications) .....................         273,549         $  345,916
                                                                      ----------
       TOTAL PREFERRED STOCKS
              (Cost $400,688) ...............          (4.52%)           345,916
                                                      ------          ----------

                                              INTEREST   PAR VALUE
                                                RATE   (000s OMITTED)
                                                ----   --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.41%)
  Investment in a joint repurchase agreement
   transaction with SBC Capital Markets,
   Inc. Dated 08-29-97, due 09-02-97
   (secured by U.S. Treasury Bonds
   6.00% thru 7.25%, due 08-15-22
   thru 02-15-26) - Note A ..................    5.55%       $185        185,000
                                                                      ----------
                 TOTAL SHORT-TERM INVESTMENTS               (2.41%)
                                                            -------
                            TOTAL INVESTMENTS              (97.73%)   $7,486,482
                                                            =======   ==========

* Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Industry Diversification (Unaudited)
--------------------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at August 31, 1997 assigned to the various investment categories.

                                                     MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                                 AS A % OF FUND NET ASSETS
---------------------                                 -------------------------

Automobile/Trucks....................................          4.08%
Banks - Foreign......................................          8.75
Beverages............................................          3.88
Building.............................................          1.17
Chemicals............................................          2.66
Computers............................................          2.33
Consumer Products....................................          1.34
Diversified Operations...............................          8.95
Electronics..........................................          6.40
Engineering/R & D Services...........................          0.31
Food.................................................          2.19
Insurance............................................          1.52
Leisure..............................................          2.05
Machinery............................................          0.79
Media................................................          6.08
Medical..............................................          4.49
Metal................................................          5.37
Oil & Gas............................................          1.16
Real Estate Operations...............................          3.56
Retail...............................................         12.69
Steel................................................          1.09
Telecommunications...................................          9.79
Utilities............................................          4.67
Short-Term Investments...............................          2.41
                                                              -----
                                    TOTAL INVESTMENTS         97.73%
                                                              =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds -- Institutional Series Trust

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Active Bond Fund ("Active Bond Fund"), John Hancock Global Bond Fund ("Global Bond Fund"), John Hancock Fundamental Value Fund ("Fundamental Value Fund"), John Hancock Dividend Performers Fund ("Dividend Performers Fund"), John Hancock Multi-Sector Growth Fund ("Multi-Sector Growth Fund"), John Hancock Small Capitalization Equity Fund ("Small Capitalization Fund") and John Hancock International Equity Fund ("International Equity Fund") (each, a "Fund" and collectively, the "Funds") are separate portfolios of John Hancock Institutional Series Trust (the "Trust") an open-end management investment company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of twelve series portfolios: the Funds, John Hancock Independence Balanced Fund, John Hancock Independence Value Fund, John Hancock Independence Diversified Core Equity Fund II, John Hancock Independence Growth Fund and John Hancock Independence Medium Capitalization Fund. The other five series of the Trust are reported in separate financial statements. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

      The investment objective of the Active Bond Fund is a high rate of total return, consistent with prudent investment risk. The investment objective of the Global Bond Fund is a competitive total investment return, consisting of current income and capital appreciation. The investment objective of the Fundamental Value Fund is capital appreciation with income as a secondary objective. The investment objective of the Dividend Performers Fund is long-term growth of capital and of income without assuming undue market risk. The investment objective of the Multi-Sector Growth Fund is long-term capital appreciation. The investment objective of the Small Capitalization Fund is long-term growth of capital. The investment objective of the International Equity Fund is long-term growth of capital.

      Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. They will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are gains and losses for accounting purposes. For federal income tax purposes and to the extent provided by regulations, to offset future net realized capital gains, the Small Capitalization Equity Fund has a capital loss carryforward available of $29,711 expiring February 28, 2005. To the extent that such

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds -- Institutional Series Trust

carryforwards are used by the Funds, no capital gains distribution will be made. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration. Additionally, net capital losses for the Active Bond Fund of $890, the Fundamental Value of $371,611, the Small Capitalization Equity Fund of $26,590 and the International Equity Fund of $40,051 and net foreign currency losses for the Multi-Sector Growth Fund of $1,998 and the International Equity Fund of $9,171 attributable to security transactions occurring after October 31, 1996 are treated as arising on the first day (March 1, 1997) of the Funds' next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

      The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of investment operations of the Funds.

      In the event that any of the initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of the then unamortized organization expense in the same proportion as the number of the initial shares redeemed bears to the number of the initial shares outstanding at the time of such redemption.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds had no borrowing activity for the period ended August 31, 1997.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds, other than Dividend Performers Fund, may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds -- Institutional Series Trust

contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statements of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

      Open foreign currency forward sell contracts at August 31, 1997 for Global Bond Fund was as follows:

                                                     UNREALIZED
                PRINCIPAL AMOUNT      EXPIRATION    APPRECIATION
CURRENCY:     COVERED BY CONTRACT        MONTH     (DEPRECIATION)
---------     -------------------        -----     --------------

NEW ZEALAND
DOLLAR               80,149             SEPT 97        $ 665
                                                       =====
      Open foreign currency forward buy contracts at August 31, 1997 for the Global Bond Fund was as follows:

                                                     UNREALIZED
                PRINCIPAL AMOUNT      EXPIRATION    APPRECIATION
CURRENCY:     COVERED BY CONTRACT        MONTH     (DEPRECIATION)
---------     -------------------        -----     --------------

DEUTSCHE MARK       270,000             SEPT 97        $3,759
JAPANESE YEN      5,000,000             SEPT 97       ($  692)
                                                       ------
                                                       $3,067
                                                       ======

      Open forward currency exchange buy contracts at August 31, 1997 for the International Equity Fund was as follows:

                                                     UNREALIZED
                PRINCIPAL AMOUNT      EXPIRATION    APPRECIATION
CURRENCY:     COVERED BY CONTRACT        MONTH     (DEPRECIATION)
---------     -------------------        -----     --------------

SINGAPORE DOLLAR     30,349             SEPT 97       ($  77)
                                                       =====

FINANCIAL FUTURES CONTRACTS The Funds may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Fund instruments. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

      When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

      For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

      At August 31, 1997, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Funds will be included in the Statement of Assets and Liabilities as an asset

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds -- Institutional Series Trust

and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

      The Funds may use option contracts to manage their exposure to the stock market and currency interest rates. Writing puts and buying calls will tend to increase a Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contract's terms, or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all of their counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Funds' period-end Statements of Assets and Liabilities.

      There were no written option transactions for the period ended August 31, 1997 for all Funds.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

      FUND                                        RATE
      ----                                        ----

Active Bond Fund            .50% of average daily net assets up to $1.5 billion
                            .45% of such assets in excess of $1.5 billion

Global Bond Fund            .75% of average daily net assets up to $250 million
                            .70% of such assets in excess of $250 million

Fundamental Value Fund      .70% of average daily net assets up to $500 million
                            .65% of such assets in excess of $500 million

Dividend Performers Fund    .60% of average daily net assets up to $500 million
                            .55% of such assets in excess of $500 million

Multi-Sector Growth Fund    .80% of average daily net assets up to $500 million
                            .75% of such assets in excess of $500 million

Small Capitalization Fund   .80% of average daily net assets

International Equity Fund   .90% of average daily net assets up to $500 million
                            .65% of such assets in excess of $500 million

      Effective September 12, 1995, the Adviser agreed to limit the Funds' expenses to the extent required to prevent expenses from exceeding: 0.60% of Active Bond Fund's average daily net assets, 0.85% of Global Bond Fund's average daily net assets, 0.80% of Fundamental Value Fund's average daily net assets, 0.70% of Dividend Performers Fund's average daily net assets, 0.90% of Multi-Sector Growth Fund's average daily net assets, 0.90% of Small Capitalization Fund's average daily net assets and 1.00% of International Equity Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future. Accordingly, for the period ended August 31, 1997, the reduction in the Funds' expenses with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $29,987 for Active Bond Fund, $24,810 for Global Bond Fund, $22,003 for Fundamental Value Fund, $20,699 for Dividend Performers Fund, $38,932 for Multi-Sector Growth Fund, $31,250 for Small Capitalization Fund and $27,663 for International Equity Fund.

      The Adviser has entered into a sub-advisory agreement with Sovereign Asset Management Corporation ("SAMCORP"), an affiliate of the Adviser, to provide certain investment research and portfolio management services for Dividend Performers Fund, for which the

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds -- Institutional Series Trust

Adviser pays SAMCORP (a) 20% of the advisory fee payable on the Fund's average daily net assets up to $100 million and (b) 55% of the advisory fee payable on the Fund's assets exceeding $100 million.

      John Hancock Advisers International, Ltd. (the "Sub-Adviser") serves as subadviser to International Equity Fund pursuant to a subadvisory agreement with that Fund and the Adviser. Formed in 1987, it is a wholly owned subsidiary of the Adviser. The Adviser pays the Sub-Adviser a fee, equivalent on an annual basis to the sum of (a) 70% of the advisory fee payable on the Fund's average daily net assets up to $500 million and (b) 90% of the advisory fee payable on the Fund's assets exceeding $500 million.

      The Funds are not responsible for payment of these subadvisory fees.

      The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 1997, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

      The Funds have a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly-owned subsidiary of JHMLICo. Each fund pays transfer agent fees at an annual fee accrued daily of 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

      The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of each Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The Adviser and other subsidiaries of John Hancock Mutual Life Insurance Company owned 94,118 and 11,765 shares of beneficial interest of the Global Bond Fund and Multi-Sector Growth Fund, respectively, as of August 31, 1997. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Fund's books as another asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1997, the Fund's investment to cover the deferred compensation had unrealized appreciation of $4 for the Active Bond Fund, none for the Global Bond Fund, $21 for the Fundamental Value Fund, $11 for the Dividend Performers Fund, $25 for the Multi-Sector Growth Fund, none for the Small Capitalization Equity Fund and none for the International Equity Fund.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds -- Institutional Series Trust

NOTE C -
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short term obligations, for the period ended August 31, 1997 were as follows:

                                       PURCHASES       SALES
                                       ---------       -----
Active Bond Fund
  U.S. Government Securities ......  $ 2,670,801   $ 1,383,363
  Other Investments ...............      856,354       865,869
Global Bond Fund ..................
  U.S. Government Securities ......      517,151       313,993
  Other Investments ...............      541,349       719,306
Fundamental Value Fund ............    4,493,121     4,483,162
Dividend Performers Fund ..........   10,424,857     3,861,378
Multi-Sector Growth Fund ..........   66,531,694    56,498,608
Small Capitalization Fund .........    1,813,656       878,167
International Equity Fund .........    5,769,790     1,536,423

      At August 31, 1997, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                                 NET UNREALIZED
                                 AGGREGATE   GROSS UNREALIZED  GROSS UNREALIZED   APPRECIATION/
                                    COST       APPRECIATION      DEPRECIATION    (DEPRECIATION)
                                    ----       ------------      ------------    --------------
Active Bond
Fund ........................  $ 3,539,501     $   44,133        ($ 14,573)       $    29,560
Global Bond
Fund ........................    1,039,942          8,014          (11,170)            (3,156)
Fundamental
Value Fund ..................    6,018,204      1,387,872         (111,987)         1,275,885
Dividend
Performers Fund .............   14,808,406      2,212,232          (82,600)         2,129,632
Multi-Sector
Growth Fund .................   37,135,360      3,174,314         (368,393)         2,805,921
Small Capitalization
Equity Fund .................    1,925,019        487,717          (39,563)           448,154
International
Equity Fund .................    7,343,913        559,572         (417,003)           142,569

================================================================================
                John Hancock Funds -- Institutional Series Trust

Dividend Increases (Unaudited)
Listed below are the most recent dividend increases for the common stocks held in Dividend Performers Fund as of August 31, 1997.
--------------------------------------------------------------------------------
                                                          PERCENT OF
COMPANY                                               DIVIDEND INCREASE
-------                                               -----------------

Abbott Laboratories ..................................     12.50%
American Home Products Corp. .........................      3.90
AMP, Inc. ............................................      4.00
Archer-Daniels-Midland Co. ...........................      5.00
Automatic Data Processing, Inc. ......................     15.00
Banc One Corp. .......................................     11.80
Baxter International, Inc. ...........................      0.39
BB&T Corp. ...........................................     14.80
Bemis Co. ............................................     11.10
BetzDearborn, Inc. ...................................      1.40
Century Telephone Enterprises, Inc. ... ..............      2.80
Chubb Corp. ..........................................     10.20
Dover Corp. ..........................................     13.30
Du Pont (E.I.) De Nemours & Co. ......................     10.50
Ecolab, Inc. .........................................     14.30
Emerson Electric Co. .................................     10.20
First Tennessee National Corp. .......................     13.20
First Union Corp. ....................................     11.50
Gannett Co., Inc. ....................................      2.90
General Electric Co. .................................     13.00
General Re Corp. .....................................      7.80
Grainger (W.W.), Inc. ................................      1.10
Hewlett-Packard Co. ..................................     16.70
Home Depot, Inc. .....................................      1.25
IKON Office Solutions, Inc. ..........................      7.70
Interpublic Group, Inc. ..............................     14.70
Johnson & Johnson ....................................     15.80
Leggett & Platt, Inc. ................................      8.50
Masco Corp. ..........................................      5.30
McGraw-Hill Cos., Inc. ...............................      9.10
Medtronic, Inc. ......................................     15.80
Merck & Co., Inc. ....................................      5.00
Mobil Corp. ..........................................      6.00
National Fuel Gas Co. ................................      3.60
NationsBank Corp. ....................................     13.80
Norwest Corp. ........................................     11.10
Nucor Corp. ..........................................     25.00
Parker Hannifin Corp. ................................     12.50
Pentair, Inc. ........................................      8.00
Pep Boys - Manny, Moe & Jack .........................     14.30
PepsiCo, Inc. ........................................      8.70
Pitney Bowes, Inc. ...................................     15.90
Questar Corp. ........................................      3.40
ReliaStar Financial Corp. ............................     10.70
Rockwell International Corp. .........................      5.50
RPM, Inc. ............................................      8.30
SBC Communications, Inc. .............................      4.10
Schulman (A), Inc. ...................................     10.50
Sigma-Aldrich Corp. ..................................     13.60
Sysco Corp. ..........................................     15.40
Wal-Mart Stores, Inc. ................................     28.60
Worthington Industries, Inc. .........................      8.30
                                                           -----
The average dividend increase for this group was .....      9.96%
                                                           =====

================================================================================

A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603                     ---------------
1-800-755-4371     1-800-554-6713(TDD)                               Bulk Rate
Internet:www.jhancock.com/funds                                     U.S. Postage
                                                                      PAID
                                                                   Randolph, MA
                                                                  Permit No. 75
                                                                 ---------------


--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."
                                                                      KBOSA 8/97
                                                                           10/97

                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                  Institutional
                                  Series Trust

                           Independence Balanced Fund
                             Independence Value Fund
                  Independence Diversified Core Equity Fund II
                            Independence Growth Fund
                     Independence Medium Capitalization Fund

                                 AUGUST 31, 1997

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

================================================================================
                               Table of Contents

                                                                            Page

1) Chairman's Message......................................................  3

2) Portfolio Manager Commentary

   These commentaries reflect the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

   John Hancock Independence Balanced Fund.................................  4

   John Hancock Independence Value Fund ...................................  8

   John Hancock Independence Diversified Core Equity Fund II .............. 12

   John Hancock Independence Growth Fund................................... 16

   John Hancock Independence Medium Capitalization Fund.................... 20

3) Financial Statements.................................................... 24

4) Notes To Financial Statements........................................... 56


                               TRUSTEES
                        EDWARD J. BOUDREAU, JR.
                           JAMES F. CARLIN*
                        WILLIAM H. CUNNINGHAM*
                           CHARLES F. FRETZ*
                         HAROLD R. HISER, JR.*
                            ANNE C. HODSDON
                          CHARLES L. LADNER*
                         LEO E. LINBECK, JR.*
                         PATRICIA P. MCCARTER*
                         STEVEN R. PRUCHANSKY*
                          RICHARD S. SCIPIONE
                 LT. GEN NORMAN H. SMITH, USMC (RET)*
                            JOHN P. TOOLAN*
                     * MEMBERS OF AUDIT COMMITTEE

                               OFFICERS
                        EDWARD J. BOUDREAU, JR.
                 CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                          ROBERT G. FREEDMAN
                           VICE CHAIRMAN AND
                       CHIEF INVESTMENT OFFICER

                            ANNE C. HODSDON
                               PRESIDENT
                            JAMES B. LITTLE
                       SENIOR VICE PRESIDENT AND
                        CHIEF FINANCIAL OFFICER
                            SUSAN S. NEWTON
                     VICE PRESIDENT AND SECRETARY
                          JAMES J. STOKOWSKI
                     VICE PRESIDENT AND TREASURER
                           THOMAS H. CONNORS
                       SECOND VICE PRESIDENT AND
                          COMPLIANCE OFFICER

                               CUSTODIAN
                    INVESTORS BANK & TRUST COMPANY
                         200 CLARENDON STREET
                           BOSTON, MA 02116

                            TRANSFER AGENT
                 JOHN HANCOCK SIGNATURE SERVICES, INC.
                    1 JOHN HANCOCK WAY, SUITE 1000
                         BOSTON, MA 02217-1000

                          INVESTMENT ADVISER
                      JOHN HANCOCK ADVISERS, INC.
                         101 HUNTINGTON AVENUE
                         BOSTON, MA 02199-7603

                         INVESTMENT SUBADVISER
               INDEPENDENCE INVESTMENT ASSOCIATES, INC.
                            53 STATE STREET
                           BOSTON, MA 02109

                         PRINCIPAL DISTRIBUTOR
                       JOHN HANCOCK FUNDS, INC.
                         101 HUNTINGTON AVENUE
                         BOSTON, MA 02199-7603

                             LEGAL COUNSEL
                           HALE AND DORR LLP
                            60 STATE STREET
                           BOSTON, MA 02109

================================================================================
                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

      The Taxpayer Relief Act of 1997 recently signed into law by President Clinton includes new twists and important changes to Individual Retirement Account (IRA) laws. The provisions will, among other things, allow more people to qualify for annual tax-deductible IRA contributions and to save tax-free for college. They also allow IRA investors to withdraw money penalty-free from all IRAs to buy a first home or pay for college expenses.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

      For existing deductible IRAs, the law doubles income limits over the next eight to 10 years for those eligible to deduct an annual IRA contribution of up to $2,000. For individuals, the annual income cap will increase incrementally from the current $25,000 to $50,000 by 2005. For couples, the limit would increase from $40,000 today to $80,000 in 2007. The new law also allows non-working spouses to make IRA contributions even if their spouse is covered by a company-sponsored plan, provided the couple's joint income is less than $150,000.

      The law also creates two new IRA investment vehicles. One, called the "Roth IRA" after its principal congressional sponsor, allows for non-deductible annual contributions up to a $2,000 maximum. But income accumulates tax-free and if the account has been open for five years, distributions are tax-free if they are used after age 59 1/2 or upon death, disability or a first-time home purchase. Withdrawals for higher-education expenses would not be subject to a 10% penalty. Eligible investors must earn less than $95,000 per year individually or $150,000 per couple.

      A second new IRA plan is called the "Education IRA" and it allows non-deductible contributions of up to $500 per year, per child under age 18. Earnings in the account accumulate tax-free, and withdrawals are also not taxed when applied toward undergraduate or graduate-level expenses. Eligible investors are subject to the same income restrictions as the Roth IRA.

      The law has also made some important changes in capital gains tax rates and estate tax laws. But the devil is in the details, and so we recommend exploring how you can benefit from the changes with your investment professional and tax advisor. The Taxpayer Relief Act of 1997 gives investors new options toward savings. It's a move we applaud.

Sincerely,


/s/ EDWARD J. BOUDREAU, JR.

          EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                     BY JANE A. SHIGLEY AND JEFFREY B. SAEF
                        FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                           Independence Balanced Fund

          Low inflation, moderate economy benefit both stocks and bonds

"Our retail holdings proved to be a mixed bag."

Despite bouts of volatility, the stock market continued its advance over the past six months, thanks in part to a healthy economy which kept corporate earnings strong. A relatively favorable outlook for inflation helped bonds, although their returns paled in comparison to stocks. For the six months ended August 31, 1997, John Hancock Independence Balanced Fund posted a total return of 7.85% at net asset value. That compared to the average balanced fund's return of 10.17%, according to Lipper Analytical Services, Inc. During the same period, a 50/50 blended index combining the Standard & Poor's 500-Stock Index and the Lehman Brothers Government Corporate Bond Index (L.G.C.) returned 9.60%. The Fund's lag was due primarily to equity underperformance. From March through June, we were underweighted in the largest blue-chip stocks, which outperformed the remainder of the market. Because these stocks traded at relatively high price-to-earnings multiples, our valuation models -- which focus on finding undervalued stocks -- did not find them attractive. However, the stocks that we emphasized did outperform the largest blue chips in July and August. In addition, the Fund was slightly underweighted in stocks during the entire period. Based on our analysis, fixed-income securities looked more attractive than equities. As a result, our asset allocation remains at a slightly below normal equity exposure. At the end of August, 44% of the Fund's assets were invested in stocks, 54% in bonds and 2% in short-term investments.

                           PORTFOLIO DIVERSIFICATION

[Pie chart entitled "Portfolio Diversification" at bottom left hand column. The chart is divided into three sections. Going from top to right: Stocks 44%; Bonds 54%; Short-Term Investments and other 2%. Footnote below states "As a percentage of net assets on August 31, 1997."]

Stocks: Winners and laggards

The Fund benefited from the strong showings of some of its financial, technology, and defense holdings. In the financial sector, we saw good performance from BankAmerica and CIGNA. Both were fueled by continuing industry consolidation, strong earnings growth and a generally positive interest rate environment. Two of our top performers in the technology group were Computer Associates and Sun Microsystems, which ben efited from the growing demand for technology

================================================================================
  John Hancock funds - Institutional Series Trust - Independence Balanced Fund

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
                    For the six months ended August 31, 1997

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1997." The chart is scaled in increments of 5%, with 15% the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 7.85% total return for John Hancock Dividend Performers Fund. The second represents the 10.17% total return for the S&P 500-stock Index. The third represents the 9.60% total return for the average growth and income fund. A footnote below states: "The total return for John Hancock Independence Balanced Fund is at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper Analytical Services, Inc. The S&P 500-Stock Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indices commonly used as broad measures of stock and bond performance. The performance of these indices is tracked by the Frank Russell Company. See the following two pages for historical performance information."]

--------------------------------------------------------------------------------

products and services. In the defense group, the top con tributor to performance was Northrop Grumman, which rose when it was taken over by Lockheed.

      Our retail holdings proved to be a mixed bag. On the plus side, Home Depot enjoyed higher earnings as the home improvement market showed signs of strength and Costco continued to show better sales and earnings. On the negative side were specialty retailers Tommy Hilfiger and Nine West, which despite rising consumer confidence, failed to keep pace with other retailers.

Mortgage-backed, corporate bonds winners

Within the fixed-income portion of the Fund, our relatively heavy weighting in mortgage-backed securities was a plus during the past six months. The period saw low interest-rate volatility, which had a positive effect on mortgage-backed securities. Because the rate of prepayments was more predictable in a relatively stable interest-rate environment, mortgage-backed securities generally rallied. At one point during the period, we had built our stake in mortgage-backed securities to as much as 15% of the Fund's fixed-income investments. But given their strong recent performance, we felt that it was prudent to pare back our holdings at the end of July and wait for values in this sector to re-emerge.

"...we are encouraged that the market's performance has broadened..."

      Our relatively heavy stake in corporate bonds -- which were buoyed by continued strong corporate earnings -- also made a positive contribution to the Fund's performance. We recently doubled our stake in higher-yielding, lower investment-grade corporate bonds because we think they offer the potential to do quite well. At the end of August, our bond holdings as a percentage of the Fund's assets were: U.S. Treasuries, 35%; investment-grade corporate securities, 19% and mortgage- and asset-backed securities, 1%.

Outlook

In our view, the economic environment is favorable for stocks as long as inflation stays low and growth remains moderate and steady. That's not to say that there won't be short-term bumps along the way. For the longer term, we are encouraged that the market's performance has broadened further to small- and medium-sized companies. No matter what, we'll stick to our discipline in search of companies whose stock prices are inexpensive while their earnings prospects are improving. We also remain optimistic about corporate bonds and plan to maintain a relatively heavy weighting in them.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total return for the John Hancock Independence Balanced Fund. Total return is a performance measure that equals the sum of all income and capital gains distributions, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                                    ONE      LIFE OF
                                                    YEAR       FUND
                                                    ----       ----
John Hancock Independence Balanced Fund            15.76%     30.89%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                                    ONE      LIFE OF
                                                    YEAR       FUND
                                                    ----       ----
John Hancock Independence Balanced Fund(2)         15.76%     14.51%(1)

--------------------------------------------------------------------------------
                                     YIELDS
--------------------------------------------------------------------------------

As of August 31, 1997

                                                             SEC 30-DAY
                                                               YIELD
                                                               -----
John Hancock Independence Balanced Fund                        3.53%

                              Notes to Performance

(1)   Commenced operations on July 6, 1995.
(2) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 15.16% and 12.61%, respectively.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Balanced Fund would be worth on August 31, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in a blend of 50% in the Standard & Poor's 500 Stock Index and 50% in the Lehman Brothers Government/Corporate Bond Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Lehman Brothers/Corporate Bond Index is an unmanaged index that measures the performance of U.S. corporate bonds, and Yankee bonds.

                     John Hancock Independence Balanced Fund

[Line chart with the heading Independence Balanced Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of a 50% blend of the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index and is equal to $359,786 as of August 31, 1997. The second line represents the value of the hypothetical $250,000 investment made in the Independence Balanced Fund on July 6, 1995 and is equal to $332,649 as of August 31, 1997.]

================================================================================

              BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                             Independence Value Fund

               Ideal economic conditions favor rising stock market

The Fund keeps its sights on inexpensive stocks with good prospects.

Despite a rocky start and finish, most U.S. stock market indices produced stellar returns during the last six months. Early in the period, the Dow Jones Industrial Average tumbled 700 points between mid-March and mid-April. But a combination of moderate economic growth, stable interest rates, and low inflation soon rekindled the market's rise. Led by large-company stocks with reliable earnings growth through June, the market charged into new territory. Stock prices peaked in early August, then retreated when two blue-chip companies announced lower-than-expected earnings. Many other large-company stocks also fell, causing turbulence at summer's end.

      John Hancock Independence Value Fund captured some -- but not all -- of the market's gains. For the six months ended August 31, 1997, the Fund delivered a total return of 13.51% at net asset value, compared to 14.69% for its benchmark, the Russell 1000 Value Index. The Fund also trailed the average growth and income fund, which returned 14.32%, according to Lipper Analytical Services, Inc. Stock selection in two of our largest sectors -- utilities and energy -- held the Fund back.

--------------------------------------------------------------------------------
                                TOP FIVE COMMON
                                 STOCK HOLDINGS

[Chart with heading "Top Five Common Stock Holdings" at bottom of left hand column. The chart lists five holdings: 1) Citicorp 3.1% 2) Ford Motor Co. 3.1%
3) General Re 2.9% 4)Chase Manhattan 2.2 % 5) Texaco 2.1%. A footnote below reads: "As a percentage of net assets on August 31, 1997]
--------------------------------------------------------------------------------

Performance review

We continued to generally match the industry weightings of the Russell 1000 Value Index, while choosing inexpensive stocks with good prospects. One of the stocks that helped the Fund was defense contractor Northrop Grumman, which returned 41% for the period. The company's revenues and profit margins improved, thanks to production efficiencies in its aerospace business, as well as gains from newly acquired Westinghouse Electric. Ford -- our second largest investment -- also boosted Fund performance. Attracted by the success of its restructuring efforts, its strong new product line and good labor relations, investors bid the stock price up 33% during the period. Another top investment, BankAmerica, beat the market,

================================================================================
   John Hancock Funds - Institutional Series Trust - Independence Value Fund

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
                    For the six months ended August 31, 1997

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1997." The chart is scaled in increments of 5%, with 15% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 13.51% total return for the John Hancock Independence Value Fund. The second represents the 14.32% total return for the Average growth and income fund. The third represents the 14.69% total return for the Russell 1000 Value Index. A footnote below states "The total return for John Hancock Independence Value Fund is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. The Russell 1000 Value Index is an unmanaged index comprised of stocks of companies from the is a broad index composed of investment-grade corporate and government bonds. See following two pages for historical performance information."]

--------------------------------------------------------------------------------

thanks to an upturn in southern California's economy and the efforts of new management.

      Several of our largest investments performed in line with the market. Citicorp has the best global franchise and revenue stream of all the major banks, but concerns about growing competition in emerging markets held the stock back from further gains. General Re, one of the largest reinsurance companies worldwide, has terrific underwriting skills, superior management, and good international growth opportunities that aren't fully reflected in the stock's price. In the oil sector, weak prices in the second quarter hampered companies like Texaco, Phillips Petroleum and British Petroleum.

      The Fund lost ground in the utilities sector, where many stocks seem to be struggling as investors wait to see the effect of deregulation. Despite good service territories, utilities like Florida Progress posted flat or negative returns for the period. Telecommunications companies also experienced problems stemming from deregulation. This hurt companies like GTE, which suffered as well from its acquisition of Internet service provider BBN. The banking sector -- 18% of the Fund's assets -- lagged the market early in the period because of fears early in 1997 that interest rates would rise. This temporarily hurt Chase Manhattan, Bankers Trust, and First Union, all of which were among our top 10 investments.

"We're optimistic about the stock market's prospects..."

More reasons for optimism ahead

We believe the Fund's prospects are better than ever. We've cut back or eliminated laggards like AT&T that have failed to live up to investors' expectations. We've also used market weakness to add to stocks with excellent prospects, particularly in the banking sector.

      We're also optimistic about the stock market's prospects, even as volatility continues. Economic conditions couldn't be more favorable. Plus, market leadership is broadening beyond the small number of large-company growth stocks that have accounted for so much of the market's gains in recent years. This shift should bode well for diversified funds like ours.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total return for the John Hancock Independence Value Fund. Total return is a performance measure that equals the sum of all income and capital gains distributions, assuming reinvestment of these distributions, the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                                    ONE      LIFE OF
                                                    YEAR       FUND
                                                    ----       ----
John Hancock Independence Value Fund               25.86%     47.60%(1)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                                    ONE      LIFE OF
                                                    YEAR       FUND
                                                    ----       ----
John Hancock Independence Value Fund(2)            25.86%     24.99%(1)

                              Notes to Performance

(1)   Commenced operations on October 2, 1995.
(2) The Adviser has agreed to limit the Fund's expenses to 0.95% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 24.29% and 13.70%, respectively.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Value Fund would be worth on August 31, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Russell 1000 Value Index--an unmanaged capitalization weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States on The New York Stock Exchange. The securities in this index have a less than average growth orientation.

                     John Hancock Independence Balanced Fund

[Line chart with the heading Independence Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Russell 1000 Value Index and is equal to $395,716 as of August 31, 1997. The second line represents the value of the hypothetical $250,000 investment made in the Independence Value Fund on October 2, 1995 and is equal to $391,940 as of August 31, 1997.]

================================================================================

                BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                  Independence Diversified Core Equity Fund II

          Moderate growth, benign inflation push stocks to new heights

 "...financial and health-care sectors were two of the largest contributors..."

The stock market turned in a strong performance over the last six months. Despite bouts of market volatility caused by fears that a vibrant economy might trigger inflation, the economic backdrop remained almost perfect. That, coupled with strong corporate profits, caused stock prices to soar. The market's rise was particularly surprising since it came on the heels of two years of strong stock advances that many thought would moderate this year. In March, at the beginning of the Fund's six month period, the market's gains rested mainly with the large-company blue-chip stocks that had led the market's advance since the latter part of 1996. But by the end of the period, the market's performance had broadened. For the six months ended August 31, 1997, the Standard & Poor's 500 Stock Index returned 14.78%, including reinvested dividends. In the same period, the Fund posted a total return of 13.35% and the average growth and income fund returned 14.32%, according to Lipper Analytical Services, Inc.

--------------------------------------------------------------------------------
                                TOP FIVE COMMON
                                 STOCK HOLDINGS

[Chart with heading "Top Five Common Stock Holdings" at bottom of left hand column. The chart lists five holdings: 1) General Re 2.8% 2) General Electric 2.8% 3) BankAmerica 2.7% 4)Home Depot 2.6 % 5) United Technologies 2.6%. A footnote below reads: "As a percentage of net assets on August 31, 1997."]
--------------------------------------------------------------------------------

Performance review

The Fund continued to pursue its objectives of growth and income through its disciplined investment strategy. That involves applying fundamental company analysis and computer modeling to the task of finding companies with improving earnings prospects and inexpensive stock prices. One stock at a time, we seek to create a diversified portfolio with a risk level that is comparable to the S&P 500.

      With much of the period dominated by large-com pany stocks, the Fund benefited from its hold in gs in such giants as Home Depot and Compaq Computer. On the other hand, we slightly lagged our peers because we avoided some of the blue-chip names that we considered overvalued. Two aerospace-related companies also did well -- Northrop Grumman because it was acquired by Lockheed, and Textron because of improving margins in its auto parts division

================================================================================

John Hancock Funds - Institutional Series Trust -- Independence Diversified Core
                                 Equity Fund II

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
                    For the six months ended August 31, 1997

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1997." The chart is scaled in increments of 5%, with 15% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 13.35% total return for the John Hncock Independence Diversified Core Equity Fund II. The second represents the 14.32% total return for the Average Growth and Income Fund. The third represents the 14.78% total return for the average S&P 500-Stock Index. A footnote below states "The total return for John Hancock Independence Diversified Core Equity Fund II is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. The S&P 500-Stock Index is an unmanaged index that includes 500 widely-traded common stocks. See the following two pages for historical performance information.]

--------------------------------------------------------------------------------

and the approval of defense spending for its V22 helicopter.

      Over the last six months, the financial and health-care sectors were two of the largest contributors to the Fund's performance. The financial area -- including banks, insurance com pa nies and brokerage firms -- was lifted by continuing industry consolidation, strong earnings growth and the positive interest rate environment that followed the brief rate spike in the spring. Our larger banks such as BankAmerica and BankBoston served us well. Insurance companies, which have large portfolios of bonds, also benefited from the improved interest-rate environment, including Fund holdings CIGNA and General Re. Even with the strong performance, the financial area remained a source of good values, and lately we added several names, including Travelers Group Inc., an insurance company.

      Health-care stocks, particularly the large pharmaceutical companies, continued to be propelled by the strong flow of new products and industry consolidation. As a result, companies such as Warner Lambert, Johnson & Johnson and Abbott Labs have seen strong and predictable growth in both sales and earnings. At the same time, their stock price levels have remained attractively valued relative to their prospects.

      Among the disappointments were our energy and utility-related companies. Energy stocks were lackluster until the end of the period, due to lower oil prices. Utility companies such as Texas Utilities and GTE suffered from the uncertainty surrounding deregulation.

"...the economic environment couldn't get much better."

A look ahead

For now, the economic environment couldn't get much better. That suggests that stocks could continue to move ahead as long as inflation stays low and growth remains moderate and steady. But we won't be surprised to see the market pause periodically, with pullbacks from time to time, as it digests new economic data. The market is especially vulnerable now to such moves, given that stock prices already reflect the excellent environment.

      For the longer term, we are encouraged that the market's performance has broadened further as the spotlight turns away somewhat from mega-cap stocks and their lofty valuation levels. That bodes well for broadly-diversified portfolios such as John Hancock Independence Diversified Core Equity Fund II. Whatever the market does next, we'll stick to our discipline in search of com panies whose stock prices are inexpensive while their earnings prospects are improving.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total return for the John Hancock Independence Diversified Core Equity Fund II. Total return is a performance measure that equals the sum of all income and capital gains distributions, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                                    ONE      LIFE OF
                                                    YEAR       FUND
                                                    ----       ----
John Hancock Independence Diversified Core
  Equity Fund II                                   27.38%     75.56%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                                    ONE      LIFE OF
                                                    YEAR       FUND
                                                    ----       ----
John Hancock Independence Diversified Core
  Equity Fund II                                   27.38%     27.59%(1,2)

                              Notes to Performance

(1)   Commenced operations on March 10, 1995.
(2) The Adviser has agreed to limit the Fund's expenses to 0.70% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return since inception would have been 27.56%.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Diversified Core Equity Fund II would be worth on August 31, 1997, assuming you invested on the day the Fund started and have rein vested all distributions. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

                                  John Hancock
                  Independence Diversified Core Equity Fund II

[Line chart with the heading Independence Diversified Core Equity Fund II, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $473,491 as of August 31, 1997. The second line represents the value of the hypothetical $250,000 investment made in the Independence Diversified Core Equity Fund II on March 10, 1995 and is equal to $452,394 as of August 31, 1997.]

================================================================================

              BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                            Independence Growth Fund

              Stock market skyrockets, then slumps in late summer,
                      but produces strong results overall

     "Among the top contributors... were some of our largest investments."

Propelled by ideal conditions, the stock market kept climbing during the last six months. The economy chugged along nicely; inflation was tame; interest rates remained low; and corporate earnings were good. Throughout the spring and early summer, money continued to pour into the stock market. Of special interest to investors were a small number of large, multi-national companies with a history of consistent earnings growth. Led by these stocks, the Dow Jones Industrial Average set a new record of 8,259 in early August. But days later, with the prospect of earnings disappointments at some of these stalwarts, the market gave back a portion of its year-to-date gains.

      In this environment, stock selection made all the difference. We stuck to our strategy -- matching the industry weightings of the Russell 1000 Growth Index, while focusing on stocks whose prices were cheap compared to prospects. This enabled John Hancock Independence Growth Fund to return 15.26% at net asset value for the six months ended August 31, 1997, matching the Russell 1000 Growth Index's 15.26% return. Over the same period, the Fund was also in line with the average growth fund, which returned 15.70%, according to Lipper Analytical Services, Inc.

--------------------------------------------------------------------------------
                                TOP FIVE COMMON
                                 STOCK HOLDINGS

Chart with heading "Top Five Common Stock Holdings" at bottom of left hand column. The chart lists five holdings: 1) Intel 4.1% 2) Bristol-Myers Squibb 3.9% 3) Merck & Co. 3.5% 4)General Electric 3.2 % 5) Home Depot 3.2%. A footnote below reads: "As a percentage of net assets on August 31, 1997."
--------------------------------------------------------------------------------

Technology stocks drive results

Among the top contributors to the Fund's results were some of our largest investments. Several of these included technology stocks, which benefited from strong demand for personal computers. Compaq Computer was the Fund's best performer. It returned 100% for the period, as the company gained market share over other PC man ufacturers. Our largest investment, Intel, also nicely outpaced the market, thanks to growing demand for its new Pentium II microprocessor. We also had a sizable stake in Microsoft, another strong performer. The company continues to benefit from the shift to Windows 95, which will soon be followed by Windows 98.

================================================================================
  John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
                    For the six months ended August 31, 1997

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1997." The chart is scaled in increments of 5% with 20% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 15.26% total return for the John Hancock IndependenceGrowth Fund. The second represents the 15.70% total return for the Average Growth Fund. The third represents the 15.26% total return for the Russell 1000 Growth Index. A footnote below states "The total return for John Hancock Independence Growth Fund is at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper Analytical Services, Inc. The Russell 1000 Growth Index is an unmanaged index comprised of stocks with a greater than average growth orientation. It is comprised of securities of the largest 1000 public companies in the United States equity markets. See the following two pages for historical performance information.]

--------------------------------------------------------------------------------

      Other top performers included stocks with a commanding lead in the markets they serve. Home Depot and General Electric both dominated their competition. Each locked in its position by initiating programs to help earnings grow faster than the competition. Another standout was Lucent Technologies, a telecommunications equipment company that has seen its sales grow worldwide since AT&T spun it off. We also added Corning, a diversified operation best known for its glassware, that recently shifted its focus to the manufacture of high-tech fiber optic cables.

      But not all our picks panned out. Some drug stocks, like Bristol-Myers Squibb, just barely kept pace with the market. Others, like Merck, fell considerably behind as its cholesterol-lowering drug faced stiff competition. Despite strength in its car rental and time share businesses, HFS also saw its stock price fall. We held on, believing the company can successfully digest its recent acquisitions. Finally, Fruit of the Loom's stock price tumbled nearly 35% because of price competition industry-wide. We expect the stock to recover, given that pricing has begun to improve and costs are falling as the company moves more manufacturing offshore.

We will keep our focus on inexpensive stocks with improving prospects.

Opportunity ahead

Even as stock prices hit new records, we continued to find opportunities. In May, we bought both Procter & Gamble and PepsiCo, both of whose prices were below what we believe they were worth. P&G improved its earnings prospects by purchasing Tambrands -- a product line with strong overseas growth potential. PepsiCo has a new management team that is getting back to basics by spinning off the company's restaurants, paying down debt and stepping up its stock repurchase plan. Textron, a multi-industry company, was another recent addition. It's hitting on all cylinders in both its jet and finance businesses. Plus, it's working hard to improve profit margins in its fastener division.

      As long as we can find investments like these, we believe the Fund can do well going for ward. In addition, economic conditions remain ideal for the stock market to resume its climb. Of course, we expect some bumps along the way, especially if the expensive, large company stocks can't deliver on their earnings estimates. Regardless of what happens, we believe the best strategy will be to continue buying stocks that are inexpensive, with improving prospects.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total return for the John Hancock Independence Growth Fund. Total return is a performance measure that equals the sum of all income and capital gains distributions, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                                    ONE      LIFE OF
                                                    YEAR       FUND
                                                    ----       ----
John Hancock Independence Growth Fund              32.40%     51.05%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                                    ONE      LIFE OF
                                                    YEAR       FUND
                                                    ----       ----
John Hancock Independence Growth Fund(2)           32.40%     26.66%(1)

                              Notes to Performance

(1)   Commenced operations on October 2, 1995.
(2) The Adviser has agreed to limit the Fund's expenses to 0.95% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 27.94% and 13.59%, respectively.

================================================================================

--------------------------------------------------------------------------------
                   WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Growth Fund would be worth on August 31, 1997, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Russell 1000 Growth Index-- an unmanaged capitalization weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States on The New York Stock Exchange. The securities in this index have a less-than-average growth orientation.

                                  John Hancock
                      John Hancock Independence Growth Fund

[Line chart with the heading Independence Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $250,000 investment made in the Independence Growth Fund on October 2, 1995 and is equal to $397,013 as of August 31, 1997. The second line represents the value of the Russell 1000 Growth Index and is equal to $395,716 as of August 31, 1997.]

================================================================================

               BY DAVID CANAVAN FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                              Independence Medium
                              Capitalization Fund

                  Mid-sized stocks move up on the leader board

"Many of our technology stocks were some of our biggest winners..."

After lagging for most of the previous two years, medium-company stocks finally started to emerge from the shadows of their larger-company counterparts during the past six months. The period got off to a slow start for mid-cap stocks because investors virtually ignored them in favor of larger-cap names. In the midst of uncertainty over the economy, interest rates and inflation, investors' preference for large-company stocks was viewed as a "flight to safety." But beginning in the late spring, market observers began to question whether large companies were becoming too expensive. Later, some large multinational companies intimated that the strong U.S. dollar might curtail their future earnings prospects. Searching for more attractively-priced stocks that were less dollar-sensitive, investors began to turn their sights toward the mid- and small-company markets. Their growing allegiance to these companies was most evident in July and August, when medium-sized company stocks rallied while larger stocks languished.

--------------------------------------------------------------------------------
                                TOP FIVE COMMON
                                 STOCK HOLDINGS

[Chart with heading "Top Five Common Stock Holdings" at bottom of left hand column. The chart lists five holdings: 1) Bankers Trust New York 2.4% 2) CIGNA 2.3% 3) Marsh & McLennan 1.9% 4)General Re 1.9 % 5) H.F. Ahmanson 1.8%. A footnote below reads: "As a percentage of net assets on August 31, 1997."]
--------------------------------------------------------------------------------

Performance overview

For the six months ended August 31, 1997, John Hancock Independence Medium Capitalization Fund had a total return of 15.60% at net asset value. For the same period, the average medium capitalization fund returned 17.54%, according to Lipper Analytical Services, Inc., and the Callan Medium Capitalization Index returned 16.18%. There were two reasons why the Fund lagged its peers. Many funds heavily emphasized the best-performing growth stocks -- which post faster-than-average earnings gains. By contrast, we prefer to hold a more blended portfolio of both growth and value stocks, which are bought and sold based on the value of a company's assets. Second, our valuation model -- which emphasizes stocks that combine cheapness with improving company fundamentals -- wasn't always in sync with the market's short-term preferences.

Leaders and laggards

Many of our technology stocks were some of

================================================================================
     John Hancock Funds - Institutional Series Trust -- Independence Medium
                              Capitalization Fund

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
                    For the six months ended August 31, 1997

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1997." The chart is scaled in increments of 5%, with 20% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 15.60% total return for John Hancock Independence Medium Capitalization Fund. The second represents the 17.54% total return for the Average medium capitalization fund. The third represents the 16.18% total return for the Callam Medium Capitalziation Index. A footnote below states: "The total return for John Hancock Independence Medium Capitalization Fund is at net asset value with all distributions reinvested. The average medium capitalization fund is tracked by Lipper Analytical Services, Inc. The Callan Medium Capitalization Index is an unmanaged index commonly used as a broad measure of performance of the stocks of companies with market capitalzations of $ 1 billon to $ 5 billion. See the following two pages for historical performance information.]

--------------------------------------------------------------------------------

our biggest winners during the period, boosted in part by strong demand for personal computers. Amid a rebound for many technology stocks, equipment and software maker Sun Microsystems was up more than 50%. Financial companies, which were buoyed by continued industry consolidation and a relatively benign interest-rate environment, also were among our strong est performers. Equitable and Bankers Trust were each up by about a third during the period. Barnett Banks rose nearly 50% during the period on news that it was being taken over by NationsBank. Consolidation also was a theme that ran through the aerospace industry, best illustrated by Lockheed's acquisition of Northrop Grumman. That combination of two former competitors sent the stock price of Northrop Grumman up almost 60%. Likewise, the stock of aerospace supplier Rohr enjoyed equally impressive gains from the time we purchased it in May.

      Our disappointments were scattered across a number of industries and were due to company-specific problems. The market frowned on HFS, the world's largest hotel franchiser, when it announced plans to merge with data processor CUC International. Fruit of the Loom declined on the news of lower-than-expected earnings. Informix, a developer of database management systems and tools, dropped by half on questions surrounding its accounting procedures. After those questionable procedures surfaced, we sold the stock but not in time to sidestep its decline.

"We're optimistic about the prospects for medium-sized companies..."

Outlook

We're optimistic about the prospects for stocks in general, and for medium-sized companies in particular. The economy appears to be in pretty good shape and our outlook for interest rates is fair. Despite the market's occasional worries to the contrary, we see no indication that inflation is on the rise. We talk to the management teams of many companies, and virtually none discuss the possibility of raising their product or service costs. Furthermore, they don't appear concerned that wages will rise much. Without evidence of major price and/or wage increases, we don't see inflation as much of a threat. Based on that view, we don't believe that interest rates will move a lot higher. As for medium-sized company stocks, we think that they could attract more attention from investors. In our view, the U.S. dollar will continue to remain strong and many large-company stocks remain relatively expensive. To the extent that investors go looking for more reasonable values elsewhere, medium-sized company stocks could benefit.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total return for the John Hancock Independence Balanced Fund. Total return is a performance measure that equals the sum of all income and capital gains distributions, assuming reinvestment of these distributions, and the change in price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                                    ONE      LIFE OF
                                                    YEAR       FUND
                                                    ----       ----
John Hancock Independence Medium
  Capitalization Fund                              24.04%     39.89%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997

                                                    ONE      LIFE OF
                                                    YEAR       FUND
                                                    ----       ----
John Hancock Independence Medium
  Capitalization Fund(2)                           24.04%     21.21%(1)

                              Notes to Performance

(1)   Commenced operations on October 2, 1995.
(2) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 23.32% and 18.54%, respectively.

================================================================================

--------------------------------------------------------------------------------
                   WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Medium Capitalization Fund would be worth August 31, 1997, assuming you invested on the day the Fund started and have reinvested all distri butions. For comparison, we've shown the same $250,000 investment in the Callan Medium-Capitalization Index--an unmanaged index that covers 25% of the Callan Broad Market Index, with companies that range from approximately $1 billion to $5 billion in capitalization.

              John Hancock Independence Medium Capitalization Fund

[Line chart with the heading Independence Medium Capitalization Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $250,000 investment made in the Independence Medium Capitalization Fund on October 2, 1995 and is equal to $380,150 as of August 31, 1997. The second line represents the value of the Callan Medium Capitalization Index and is equal to $373,235 as of August 31, 1997.]

================================================================================

                              FINANCIAL STATEMENTS
                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities
August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                      INDEPENDENCE    INDEPENDENCE
                                                                      BALANCED FUND    VALUE FUND
                                                                      -------------    -----------
Assets:
  Investments at value - Note C:
   Common stocks (cost - $15,621,421 and $5,360,591, respectively) ..  $17,463,031    $6,001,422
   Corporate bonds (cost - $7,347,436 and none, respectively) .......    7,441,089          --
   U.S. government and agencies securities (cost - $14,149,709
   and none, respectively) ..........................................   14,205,936          --
   Short-term investments (cost - $701,000 and $42,000, respectively)      701,000        42,000
   Corporate savings account ........................................          287           505
                                                                       -----------    ----------
                                                                        39,811,343     6,043,927
  Receivable for investments sold ...................................         --          50,895
  Receivable for shares sold ........................................         --           2,597
  Dividends receivable ..............................................       39,840        17,537
  Interest receivable ...............................................      363,659            22
  Other assets ......................................................          444            24
  Deferred organization expenses - Note A ...........................        5,331         5,387
                                                                       -----------    ----------
                    Total Assets ....................................   40,220,617     6,120,389
                    ----------------------------------------------------------------------------
Liabilities:
  Payable for shares repurchased ....................................       87,327          --
  Payable to John Hancock Advisers, Inc. and
  affiliates - Note B ...............................................       31,111        18,255
  Accounts payable and accrued expenses .............................       19,657           290
                                                                       -----------    ----------
                    Total Liabilities ...............................      138,095        18,545
                    ----------------------------------------------------------------------------
Net Assets:
  Capital paid-in ...................................................   37,408,733     5,300,592
  Accumulated net realized gain on investments ......................      436,280       114,400
  Net unrealized appreciation of investments ........................    1,991,510       640,833
  Undistributed net investment income ...............................      245,999        46,019
                                                                       -----------    ----------
                    Net Assets ......................................  $40,082,522    $6,101,844
                    ============================================================================
Net Asset Value Per Share:
  (based on 3,803,951 and 494,179 shares, respectively, of
  beneficial interest outstanding - unlimited number of
  shares authorized with no par value) ..............................  $     10.54    $    12.35
================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 1997. You'll also find the net asset value per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities
August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                     INDEPENDENCE
                                                                   DIVERSIFIED CORE   INDEPENDENCE
                                                                    EQUITY FUND II    GROWTH FUND
                                                                   ----------------   ------------
Assets:
  Investments at value - Note C:
   Common stocks (cost - $343,863,778 and $1,293,522, respectively) .  $425,721,522    $1,550,922
   Short-term investments (cost - $445,000 and $26,000, respectively)       445,000        26,000
   Corporate savings account ........................................           127           717
                                                                       ------------    ----------
                                                                        426,166,649     1,577,639
  Receivable for investments sold ...................................     1,787,678        28,258
  Receivable for shares sold ........................................         4,085          --
  Dividends receivable ..............................................       822,296         1,432
  Interest receivable ...............................................           217            14
  Receivable from John Hancock Advisers, Inc. - Note B ..............          --           2,035
  Other assets ......................................................        14,281            20
  Deferred organization expenses - Note A ...........................         4,776         5,387
                                                                       ------------    ----------
                    Total Assets ....................................   428,799,982     1,614,785
                    -----------------------------------------------------------------------------
Liabilities:
  Payable for shares repurchased ....................................       293,772          --
  Payable for investments purchased .................................          --          36,883
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ....       226,917          --
  Accounts payable and accrued expenses .............................        68,855        11,827
                                                                       ------------    ----------
                    Total Liabilities ...............................       589,544        48,710
                    -----------------------------------------------------------------------------
Net Assets:
  Capital paid-in ...................................................   316,300,973     1,217,331
  Accumulated net realized gain on investments and foreign
    currency transactions ...........................................    29,181,270        89,052
  Net unrealized appreciation of investments ........................    81,858,408       257,402
  Undistributed net investment income ...............................       869,787         2,290
                                                                       ------------    ----------
                    Net Assets ......................................  $428,210,438    $1,566,075
                    =============================================================================
Net Asset Value Per Share:
  (based on 29,798,296 and 123,464 shares, respectively,
  of beneficial interest outstanding -- unlimited number of
  shares authorized with no par value) ..............................  $      14.37    $    12.68
=================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities
August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
                                                                INDEPENDENCE
                                                                   MEDIUM
                                                             CAPITALIZATION FUND
                                                             -------------------
Assets:
  Investments at value - Note C:
   Common stocks (cost - $5,697,564) ...........................  $7,127,694
   Short-term investments (cost - $161,000) ....................     161,000
   Corporate savings account ...................................         181
                                                                  ----------
                                                                   7,288,875
  Dividends receivable .........................................      10,259
  Interest receivable ..........................................          80
  Other assets .................................................         292
  Deferred organization expenses - Note A ......................       5,387
                                                                  ----------
                    Total Assets ...............................   7,304,893
                    --------------------------------------------------------
Liabilities:
  Payable for shares repurchased ...............................       3,473
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B .........................................      23,379
  Accounts payable and accrued expenses ........................       4,385
                                                                  ----------
                    Total Liabilities ..........................      31,237
                    --------------------------------------------------------
Net Assets:
  Capital paid-in ..............................................   5,508,983
  Accumulated net realized gain on investments .................     299,467
  Net unrealized appreciation of investments ...................   1,430,144
  Undistributed net investment income ..........................      35,062
                                                                  ----------
                    Net Assets .................................  $7,273,656
                    ========================================================
Net Asset Value Per Share:
  (based on 601,980 shares of beneficial interest
   outstanding - unlimited number of shares
   authorized with no par value) ...............................  $    12.08
================================================================================

                      SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Operations
Six Months Ended August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                          INDEPENDENCE  INDEPENDENCE
                                                                          BALANCED FUND  VALUE FUND
                                                                          -------------  ----------
Investment Income:
  Interest .............................................................  $   535,254   $   6,114
  Dividends (net of foreign withholding tax of
    $145 and $313, respectively) .......................................      113,024      57,960
                                                                          -----------   ---------
                                                                              648,278      64,074
                                                                          -----------   ---------
  Expenses:
   Investment management fee - Note B ..................................       97,230      18,672
   Custodian fee .......................................................       20,700       8,727
   Registration and filing fees ........................................       14,887      13,353
   Transfer agent fee - Note B .........................................        6,945       1,167
   Auditing fee ........................................................        5,142       5,142
   Financial services fee - Note B .....................................        2,531         426
   Printing ............................................................        2,466       3,244
   Organization expense - Note A .......................................          944         881
   Trustees' fees ......................................................          463          76
   Legal fees ..........................................................          232          30
   Miscellaneous .......................................................          227         235
                                                                          -----------   ---------
                    Total Expenses .....................................      151,767      51,953
                    -----------------------------------------------------------------------------
                    Less Expense Reductions - Note B ...................      (26,757)    (29,780)
                    -----------------------------------------------------------------------------
                    Net Expenses .......................................      125,010      22,173
                    -----------------------------------------------------------------------------
                    Net Investment Income ..............................      523,268      41,901
                    -----------------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold ................................      308,982      90,249
  Change in net unrealized appreciation/depreciation of investments ....    1,306,494     473,259
                                                                          -----------   ---------
                    Net Realized and Unrealized Gain on Investments ....    1,615,476     563,508
                    -----------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations  $ 2,138,744   $ 605,409
                    =============================================================================

The Statement of Operations summarizes for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Operations
Six months ended August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                              INDEPENDENCE                       INDEPENDENCE
                                                                            DIVERSIFIED CORE   INDEPENDENCE         MEDIUM
                                                                             EQUITY FUND II     GROWTH FUND   CAPITALIZATION FUND
                                                                             --------------    -----------    -------------------
Investment Income:
  Dividends (net of foreign withholding tax
   of $6,181, $37 and $31, respectively)  ...................................  $ 3,422,607      $   1,177           $  51,305
  Interest ..................................................................      198,923          6,151               5,731
                                                                               -----------      ---------           ---------
                                                                                 3,621,530          7,328              57,036
                                                                               -----------      ---------           ---------
  Expenses:
   Investment management fee - Note B .......................................      964,411          4,719              25,056
   Transfer agent fee - Note B ..............................................       96,412            295               1,566
   Custodian fee ............................................................       82,574          4,650               5,259
   Financial services fee - Note B ..........................................       35,356            108                 574
   Registration and filing fees .............................................       24,658          8,496               1,067
   Trustees' fees ...........................................................       10,349             61                 117
   Auditing fee .............................................................        5,417          5,142               5,142
   Legal fees ...............................................................        4,188              7                  79
   Miscellaneous ............................................................        3,255            231                 236
   Printing .................................................................        1,339          2,924               2,317
   Organization expense - Note A ............................................          957            881                 881
                                                                               -----------      ---------           ---------
                    Total Expenses ..........................................    1,228,916         27,514              42,294
                    ---------------------------------------------------------------------------------------------------------
                    Less Expense Reductions - Note B ........................         --          (21,910)            (10,973)
                    ---------------------------------------------------------------------------------------------------------
                    Net Expenses ............................................    1,228,916          5,604              31,321
                    ---------------------------------------------------------------------------------------------------------
                    Net Investment Income ...................................    2,392,614          1,724              25,715
                    ---------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold .....................................   18,769,517         39,853             208,123
  Change in net unrealized appreciation/depreciation of investments .........   28,251,842        121,863             704,459
                                                                               -----------      ---------           ---------
                    Net Realized and Unrealized Gain on Investments .........   47,021,359        161,716             912,582
                    ---------------------------------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations ....  $49,413,973      $ 163,440           $ 938,297
                    =========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             INDEPENDENCE                    INDEPENDENCE
                                                                             BALANCED FUND                    VALUE FUND
                                                                        ----------------------------   ----------------------------
                                                                         YEAR ENDED SIX MONTHS ENDED    YEAR ENDED SIX MONTHS ENDED
                                                                        FEBRUARY 28, AUGUST 31, 1997   FEBRUARY 28, AUGUST 31, 1997
                                                                            1997      (UNAUDITED)          1997       (UNAUDITED)
                                                                        ----------- ----------------   ----------- ----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ............................................  $    312,000   $    523,268     $    21,128    $    41,901
  Net realized gain on investments sold ............................       191,257        308,982          60,494         90,249
  Change in net unrealized appreciation/depreciation of investments        514,502      1,306,494         109,991        473,259
                                                                      ------------   ------------     -----------    -----------
   Net Increase in Net Assets from Operations ......................     1,017,759      2,138,744         191,613        605,409
                                                                      ------------   ------------     -----------    -----------
Distributions to Shareholders: *
  Dividends from net investment income .............................      (264,635)      (354,094)        (18,692)          --
  Distributions from net realized gain on investments sold .........       (84,382)          --           (39,488)          --
                                                                      ------------   ------------     -----------    -----------
   Total Distributions to Shareholders .............................      (349,017)      (354,094)        (58,180)          --
                                                                      ------------   ------------     -----------    -----------
From Fund Share Transactions: **
  Shares sold ......................................................     9,549,116     32,161,057         514,840      5,263,719
  Shares issued to shareholders in reinvestment of distributions ...       348,838        354,134          58,180           --
                                                                      ------------   ------------     -----------    -----------
                                                                         9,897,954     32,515,191         573,020      5,263,719
  Less shares repurchased ..........................................    (2,628,947)    (7,310,002)        (65,038)    (1,090,602)
                                                                      ------------   ------------     -----------    -----------
   Net Increase ....................................................     7,269,007     25,205,189         507,982      4,173,117
                                                                      ------------   ------------     -----------    -----------

Net Assets:
  Beginning of period ..............................................     5,154,934     13,092,683         681,903      1,323,318
                                                                      ------------   ------------     -----------    -----------
  End of period (including undistributed net
   investment income of $76,825; $245,999;
   $4,118 and $46,019, respectively) ...............................  $ 13,092,683   $ 40,082,522     $ 1,323,318    $ 6,101,844
                                                                      ============   ============     ===========    ===========
* Distributions to Shareholders
  Per share dividends from net investment income ...................  $     0.3399   $     0.1715     $    0.1878           --
                                                                      ------------   ------------     -----------    -----------
  Per share distributions from net realized gain on investments sold  $     0.0831            --      $    0.3968           --
                                                                      ------------   ------------     -----------    -----------
** Analysis of Fund Share Transactions:
  Shares sold ......................................................       996,538      3,151,000          50,457        473,082
  Shares issued to shareholders in reinvestment of distributions ...        36,803         35,025           5,605           --
                                                                      ------------   ------------     -----------    -----------
                                                                         1,033,341      3,186,025          56,062        473,082
  Less shares repurchased ..........................................      (274,027)      (698,683)         (6,435)      (100,502)
                                                                      ------------   ------------     -----------    -----------
   Net Increase ....................................................       759,314      2,487,342          49,627        372,580
                                                                      ============   ============     ===========    ===========


The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                       INDEPENDENCE DIVERSIFIED CORE           INDEPENDENCE
                                                                              EQUITY FUND II                    GROWTH FUND
                                                                        -----------------------------  ----------------------------
                                                                         YEAR ENDED SIX MONTHS ENDED    YEAR ENDED SIX MONTHS ENDED
                                                                        FEBRUARY 28, AUGUST 31, 1997   FEBRUARY 28, AUGUST 31, 1997
                                                                            1997      (UNAUDITED)          1997       (UNAUDITED)
                                                                        ----------- -----------------  ----------- ----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ............................................  $  4,229,282   $  2,392,614   $     3,356   $     1,724
  Net realized gain on investments sold and
   foreign currency transactions ...................................    19,375,843     18,769,517        82,811        39,853
  Change in net unrealized appreciation/depreciation
   of investments ..................................................    31,355,986     28,251,842        90,749       121,863
                                                                      ------------   ------------   -----------   -----------
   Net Increase in Net Assets from Operations ......................    54,961,111     49,413,973       176,916       163,440
                                                                      ------------   ------------   -----------   -----------
Distributions to Shareholders: *
  Dividends from net investment income .............................    (4,049,756)    (2,290,291)       (3,202)         --
  Distributions from net realized gain on investments sold and
   foreign currency transactions ...................................   (10,321,883)          --         (35,190)         --
                                                                      ------------   ------------   -----------   -----------
   Total Distributions to Shareholders .............................   (14,371,639)    (2,290,291)      (38,392)         --
                                                                      ------------   ------------   -----------   -----------
From Fund Share Transactions: **
  Shares sold ......................................................   129,325,966    123,540,392       197,312       550,196
  Shares issued to shareholders in reinvestment of distributions ...    14,371,926      2,288,847        38,392          --
                                                                      ------------   ------------   -----------   -----------
                                                                       143,697,892    125,829,239       235,704       550,196
  Less shares repurchased ..........................................   (52,937,315)   (64,771,122)      (40,370)      (30,846)
                                                                      ------------   ------------   -----------   -----------
   Net Increase ....................................................    90,760,577     61,058,117       195,334       519,350
                                                                      ------------   ------------   -----------   -----------

Net Assets:
  Beginning of period ..............................................   188,678,590    320,028,639       549,427       883,285
                                                                      ------------   ------------   -----------   -----------
  End of period (including undistributed net
   investment income of $767,464; $869,787;
   $566 and $2,290, respectively) ..................................  $320,028,639   $428,210,438   $   883,285   $ 1,566,075
                                                                      ============   ============   ===========   ===========
* Distributions to Shareholders
  Per share dividends from net investment income ...................  $     0.1937   $     0.0853   $    0.0407          --
                                                                      ------------   ------------   -----------   -----------
  Per share distributions from net realized gain on
   investments sold and foreign currency transactions ..............  $     0.4361           --     $    0.4478          --
                                                                      ------------   ------------   -----------   -----------
** Analysis of Fund Share Transactions:
  Shares sold ......................................................    11,159,217      9,158,360        21,181        45,763
  Shares issued to shareholders in reinvestment of distributions ...     1,201,115        173,954         3,764          --
                                                                      ------------   ------------   -----------   -----------
                                                                        12,360,332      9,332,314        24,945        45,763
  Less shares repurchased ..........................................    (4,501,092)    (4,607,662)       (3,871)       (2,545)
                                                                      ------------   ------------   -----------   -----------
   Net Increase ....................................................     7,859,240      4,724,652        21,074        43,218
                                                                      ============   ============   ===========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                INDEPENDENCE MEDIUM
                                                                                CAPITALIZATION FUND
                                                                         --------------------------------
                                                                          YEAR ENDED     SIX MONTHS ENDED
                                                                         FEBRUARY 28,    AUGUST 31, 1997
                                                                              1997          (UNAUDITED)
                                                                         ------------    ----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ................................................  $    55,030      $  25,715
  Net realized gain on investments sold ................................      225,644        208,123
  Change in net unrealized appreciation/depreciation of investments ....      433,951        704,459
                                                                          -----------     ----------
   Net Increase in Net Assets from Operations ..........................      714,625        938,297
                                                                          -----------     ----------
Distributions to Shareholders: *
  Dividends from net investment income .................................      (55,362)          --
  Distributions from net realized gain on investments sold .............     (129,653)          --
                                                                          -----------     ----------
   Total Distributions to Shareholders .................................     (185,015)          --
                                                                          -----------     ----------
From Fund Share Transactions: **
  Shares sold ..........................................................    1,356,381      1,816,040
  Shares issued to shareholders in reinvestment of distributions .......      185,014           --
                                                                          -----------     ----------
                                                                            1,541,395      1,816,040
  Less shares repurchased ..............................................     (754,037)      (720,557)
                                                                          -----------     ----------
   Net Increase ........................................................      787,358      1,095,483
                                                                          -----------     ----------

Net Assets:
  Beginning of period ..................................................    3,922,908      5,239,876
                                                                          -----------     ----------
  End of period (including undistributed net investment
   income of $9,347 and $35,062, respectively) .........................  $ 5,239,876     $7,273,656
                                                                          ===========     ==========
* Distributions to Shareholders
  Per share dividends from net investment income .......................  $    0.1247           --
                                                                          -----------     ----------
  Per share distributions from net realized gain on investments sold ...  $    0.2919           --
                                                                          -----------     ----------
** Analysis of Fund Share Transactions:
  Shares sold ..........................................................      137,397        164,537
  Shares issued to shareholders in reinvestment of distributions .......       18,576           --
                                                                          -----------     ----------
                                                                              155,973        164,537
  Less shares repurchased ..............................................      (77,092)       (63,817)
                                                                          -----------     ----------
   Net Increase ........................................................       78,881        100,720
                                                                          ===========     ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                       FOR THE PERIOD JULY 6, 1995                     SIX MONTHS ENDED
                                                      (COMMENCEMENT OF OPERATIONS)     YEAR ENDED      AUGUST 31, 1997
                                                          TO FEBRUARY 29, 1996       FEBRUARY 28, 1997    (UNAUDITED)
                                                      ----------------------------   ----------------- ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................  $       8.50             $       9.25       $       9.94
                                                             ------------             ------------       ------------
  Net Investment Income (3) ...............................          0.25                     0.38               0.20
  Net Realized and Unrealized Gain on Investments .........          0.63                     0.73               0.57
                                                             ------------             ------------       ------------
     Total from Investment Operations .....................          0.88                     1.11               0.77
                                                             ------------             ------------       ------------

  Less Distributions:
   Dividends from Net Investment Income ...................         (0.13)                   (0.34)             (0.17)
   Distributions from Net Realized Gain on Investments Sold          --                      (0.08)              --
                                                             ------------             ------------       ------------
     Total Distributions ..................................         (0.13)                   (0.42)             (0.17)
                                                             ------------             ------------       ------------
  Net Asset Value, End of Period ..........................  $       9.25             $       9.94       $      10.54
                                                             ============             ============       ============
  Total Investment Return at Net Asset Value (6) ..........         10.42%(2)                12.36%              7.85%(2)
  Total Adjusted Investment Return at Net Asset Value (4,6)          7.36%(2)                11.62%              7.75%(2)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................  $      5,155             $     13,093       $     40,083
  Ratio of Expenses to Average Net Assets .................          0.90%(1)                 0.90%              0.90%(1)
  Ratio of Adjusted Expenses to Average Net Assets (4,6) ..          5.58%(1)                 1.64%              1.09%(1)
  Ratio of Net Investment Income to Average Net Assets ....          3.96%(1)                 3.96%              3.77%(1)
  Ratio of Adjusted Net Investment Income (Loss)
   to Average Net Assets (4,5) ............................         (0.72%)(1)                3.22%              3.58(1)
  Portfolio Turnover Rate .................................            31%                     149%                99%
  Fee Reduction Per Share (3) .............................  $       0.29             $       0.07       $       0.01
  Average Brokerage Commission Rate (7) ...................           N/A             $     0.0276       $     0.0256

(1)   Annualized.
(2)   Not annualized.
(3)   On average month end shares outstanding.
(4)   Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6)   Total investment return assumes dividend reinvestment.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                                   FOR THE PERIOD OCTOBER 2, 1995                   SIX MONTHS ENDED
                                                                   (COMMENCEMENT OF OPERATIONS)      YEAR ENDED     AUGUST 31, 1997
                                                                       TO FEBRUARY 29, 1996       FEBRUARY 28, 1997    (UNAUDITED)
                                                                   ------------------------------ ----------------- ---------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................                $      8.50              $      9.47     $     10.88
                                                                           -----------              -----------     -----------
  Net Investment Income (3) ...............................                       0.10                     0.23            0.12
  Net Realized and Unrealized Gain on Investments .........                       0.96                     1.77            1.35
                                                                           -----------              -----------     -----------
     Total from Investment Operations .....................                       1.06                     2.00            1.47
                                                                           -----------              -----------     -----------

  Less Distributions:
   Dividends from Net Investment Income ...................                      (0.09)                   (0.19)             --
   Distributions from Net Realized Gain on Investments Sold                         --                    (0.40)             --
                                                                           -----------              -----------     -----------
     Total Distributions ..................................                      (0.09)                   (0.59)             --
                                                                           -----------              -----------     -----------
  Net Asset Value, End of Period ..........................                $      9.47              $     10.88     $     12.35
                                                                           ===========              ===========     ===========
  Total Investment Return at Net Asset Value (6) ..........                      12.52%(2)                21.36%          13.51%(2)
  Total Adjusted Investment Return at Net Asset Value (4,6)                      (1.18%)(2)               15.92%          12.86%(2)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................                $       682              $     1,323     $     6,102
  Ratio of Expenses to Average Net Assets .................                       0.95%(1)                 0.95%           0.95%(1)
  Ratio of Adjusted Expenses to Average Net Assets (4,6) ..                      34.06%(1)                 6.39%           2.23%(1)
  Ratio of Net Investment Income to Average Net Assets ....                       2.81%(1)                 2.26%           1.80%(1)
  Ratio of Adjusted Net Investment Income (Loss)
   to Average Net Assets (4,6) ............................                     (30.30%)(1)               (3.18%)          0.52%(1)
  Portfolio Turnover Rate .................................                         12%                      66%             61%
  Fee Reduction Per Share (3) .............................                $      1.22              $      0.55     $      0.08
  Average Brokerage Commission Rate (7) ...................                        N/A              $    0.0233     $    0.0267

(1)   Annualized.
(2)   Not annualized.
(3)   On average month end shares outstanding.
(4)   Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6)   Total investment return assumes dividend reinvestment.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

John Hancock Funds - Institutional Series Trust -- Independence Diversified Core
                                 Equity Fund II

Financial Highlights

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                           FOR THE PERIOD MARCH 10, 1995                    SIX MONTHS ENDED
                                                           (COMMENCEMENT OF OPERATIONS)      YEAR ENDED     AUGUST 31, 1997
                                                               TO FEBRUARY 29, 1996       FEBRUARY 28, 1997    (UNAUDITED)
                                                           -----------------------------  ----------------- ---------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................        $       8.50              $      10.96     $      12.76
                                                                   ------------              ------------     ------------
  Net Investment Income (3) ...............................                0.20                      0.20             0.09
  Net Realized and Unrealized Gain on Investments
   and Foreign Currency Transactions ......................                2.38                      2.23             1.61
                                                                   ------------              ------------     ------------
     Total from Investment Operations .....................                2.58                      2.43             1.70
                                                                   ------------              ------------     ------------

  Less Distributions:
   Dividends from Net Investment Income ...................               (0.11)                    (0.19)           (0.09)
   Distributions from Net Realized Gains on Investments
     Sold and Foreign Currency Transactions ...............               (0.01)                    (0.44)            --
                                                                   ------------              ------------     ------------
     Total Distributions ..................................               (0.12)                    (0.63)           (0.09)
                                                                   ------------              ------------     ------------
  Net Asset Value, End of Period ..........................        $      10.96              $      12.76     $      14.37
                                                                   ============              ============     ============
  Total Investment Return at Net Asset Value (5) ..........               30.48%(2)                 22.63%           13.35%(2)
  Total Adjusted Investment Return at Net Assets Value (4,5)              30.42%(2)                   N/A              N/A

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................        $    188,679              $    320,029     $    428,210
  Ratio of Expenses to Average Net Assets .................                0.70%(1)                  0.67%            0.64%(1)
  Ratio of Adjusted Expenses to Average Net Assets (4,7) ..                0.76%(1)                   N/A              N/A
  Ratio of Net Investment Income to Average Net Assets ....                2.00%(1)                  1.65%            1.24%(1)
  Ratio of Adjusted Net Investment Income to Average
   Net Assets (4,7) .......................................                1.94%(1)                   N/A              N/A
  Portfolio Turnover Rate .................................                  39%                       81%              33%
  Fee Reduction Per Share (3) .............................        $       0.01                       N/A              N/A
  Average Brokerage Commission Rate (6) ...................                 N/A              $     0.0420     $     0.0451

(1)   Annualized.
(2)   Not annualized.
(3)   On average month end shares outstanding.
(4)   Unreimbursed, without fee reduction.
(5)   Total investment return assumes dividend reinvestment.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(7) Adjusted expenses as a percentage of average net assets are expected to decrease and an adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD OCTOBER 2, 1995                   SIX MONTHS ENDED
                                                               (COMMENCEMENT OF OPERATIONS)      YEAR ENDED     AUGUST 31, 1997
                                                                   TO FEBRUARY 29, 1996       FEBRUARY 28, 1997    (UNAUDITED)
                                                               ------------------------------ ----------------- ---------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................          $       8.50              $       9.29     $      11.01
                                                                     ------------              ------------     ------------
  Net Investment Income (3) ...............................                  0.03                      0.05             0.02
  Net Realized and Unrealized Gain on Investments .........                  0.81                      2.16             1.65
                                                                     ------------              ------------     ------------
     Total from Investment Operations .....................                  0.84                      2.21             1.67
                                                                     ------------              ------------     ------------

  Less Distributions:
   Dividends from Net Investment Income ...................                 (0.03)                    (0.04)            --
   Distributions from Net Realized Gain on Investments ....                 (0.02)                    (0.45)            --
                                                                     ------------              ------------     ------------
     Total Distributions ..................................                 (0.05)                    (0.49)            --
                                                                     ------------              ------------     ------------
  Net Asset Value, End of Period ..........................          $       9.29              $      11.01     $      12.68
                                                                     ============              ============     ============
  Total Investment Return at Net Asset Value (6) ..........                  9.94%(2)                 24.19%           15.26%(2)
  Total Adjusted Investment Return at Net Asset Value (4,6)                 (5.63%)(2)                17.40%           13.39%(2)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................          $        549              $        883     $      1,566
  Ratio of Expenses to Average Net Assets .................                  0.95%(1)                  0.95%            0.95%(1)
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ..                 38.57%(1)                  7.74%            4.66%(1)
  Ratio of Net Investment Income to Average Net Assets ....                  0.91%(1)                  0.49%            0.29%(1)
  Ratio of Adjusted Net Investment Loss to Average Net
   Assets (4,5) ...........................................                (36.71%)(1)                (6.30%)          (3.42%)(1)
  Portfolio Turnover Rate .................................                    21%                      142%              46%
  Fee Reduction Per Share (3) .............................          $       1.36              $       0.68     $       0.23
  Average Brokerage Commission Rate (7) ...................                   N/A              $     0.0233     $     0.0247

(1)   Annualized.
(2)   Not annualized.
(3)   On average month end shares outstanding.
(4)   Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6)   Total investment return assumes dividend reinvestment.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

     John Hancock Funds - Institutional Series Trust -- Independence Medium
                              Capitalization Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                            FOR THE PERIOD OCTOBER 2, 1995                    SIX MONTHS ENDED
                                                            (COMMENCEMENT OF OPERATIONS)      YEAR ENDED      AUGUST 31, 1997
                                                                TO FEBRUARY 29, 1996       FEBRUARY 28, 1997     (UNAUDITED)
                                                            ------------------------------ -----------------  ---------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................        $       8.50               $       9.29       $      10.45
                                                                   ------------               ------------       ------------
  Net Investment Income (3) ...............................                0.08                       0.12               0.05
  Net Realized and Unrealized Gain on Investments .........                0.74                       1.45               1.58
                                                                   ------------               ------------       ------------
     Total from Investment Operations .....................                0.82                       1.57               1.63
                                                                   ------------               ------------       ------------

  Less Distributions:
   Dividends from Net Investment Income ...................               (0.03)                     (0.12)              --
   Distributions from Net Realized Gain on Investments Sold                --                        (0.29)              --
                                                                   ------------               ------------       ------------
     Total Distributions ..................................               (0.03)                     (0.41)              --
                                                                   ------------               ------------       ------------
  Net Asset Value, End of Period ..........................        $       9.29               $      10.45       $      12.08
                                                                   ============               ============       ============
  Total Investment Return at Net Asset Value (6) ..........                9.71%(2)                  17.19%             15.60%(2)
  Total Adjusted Investment Return at Net Asset Value (4,6)                7.00%(2)                  15.49%             15.42%(2)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................        $      3,923               $      5,240       $      7,274
  Ratio of Expenses to Average Net Assets .................                1.00%(1)                   1.00%              1.00%(1)
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ..                7.55%(1)                   2.70%              1.35%(1)
  Ratio of Net Investment Income to Average Net Assets ....                1.94%(1)                   1.26%              0.82%(1)
  Ratio of Adjusted Net Investment Income
   (Loss) to Average Net Assets (4,5) .....................               (4.61%)(1)                 (0.44%)             0.47%(1)
  Portfolio Turnover Rate .................................                   3%                        78%                25%
  Fee Reduction Per Share (3) .............................        $       0.26               $       0.17       $       0.02
  Average Brokerage Commission Rate (7) ...................                 N/A               $     0.0252       $     0.0254

(1)   Annualized.
(2)   Not annualized.
(3)   On average month end shares outstanding.
(4)   Unreimbursed, without fee reduction.
(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(6)   Total investment return assumes dividend reinvestment.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

Schedule of Investments
August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence Balanced Fund on August 31, 1997. It's divided into four main categories: common stocks, corporate bonds, U.S. government and agencies securities and short-term investments. The investments are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                      NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----

COMMON STOCKS
Aerospace (1.36%)
  Northrop Grumman Corp. ........................        1,400       $   163,888
  Precision Castparts Corp. .....................          600            38,775
  United Technologies Corp. .....................        4,400           343,475
                                                                     -----------
                                                                         546,138
                                                                     -----------
Automobile / Trucks (1.52%)
  Dana Corp. ....................................        1,300            59,881
  Ford Motor Co. ................................        8,700           374,100
  General Motors Corp. ..........................        2,800           175,700
                                                                     -----------
                                                                         609,681
                                                                     -----------
Banks - United States (4.49%)
  Bank of New York Co., Inc. ....................        1,000            44,625
  BankAmerica Corp. .............................        5,000           329,063
  BankBoston Corp. ..............................        1,100            91,438
  Bankers Trust New York Corp. ..................        2,000           207,500
  Chase Manhattan Corp. .........................        1,800           200,138
  Citicorp ......................................        2,900           370,113
  Comerica, Inc. ................................        1,400            99,138
  First Union Corp. .............................        3,000           144,188
  Morgan (J.P.) & Co., Inc. .....................        1,800           193,050
  Norwest Corp. .................................        2,100           120,619
                                                                     -----------
                                                                       1,799,872
                                                                     -----------
Beverages (0.45%)
  PepsiCo, Inc. .................................        5,000           180,000
                                                                     -----------
Business Services (0.33%)
  Dun & Bradstreet Corp. ........................        2,500            70,000
  Reuters Holdings PLC
   (American Depositary Receipts)
   (ADR) (United Kingdom) .......................        1,000            60,875
                                                                     -----------
                                                                         130,875
                                                                     -----------
Chemicals (1.08%)
  Air Products & Chemicals, Inc. ................        3,000           244,688
  Praxair, Inc. .................................        1,200            64,125
  Rohm & Haas Co. ...............................        1,300           124,556
                                                                     -----------
                                                                         433,369
                                                                     -----------
Computers (4.08%)
  Adobe Systems, Inc. ...........................        1,300            51,188
  Cadence Design Systems, Inc.* .................        1,500            71,344
  Cisco Systems, Inc.* ..........................        1,400           105,525
  Compaq Computer Corp.* ........................        2,350           153,925
  Computer Associates International, Inc. .......        2,800           187,250
  Hewlett-Packard Co. ...........................        3,000           183,938
  International Business Machines Corp. .........          800            80,700
  Microsoft Corp.* ..............................        3,500           462,656
  Oracle Corp.* .................................        2,100            80,063
  Parametric Technology Corp.* ..................        4,000           185,750
  Sun Microsystems, Inc.* .......................        1,500            72,000
                                                                     -----------
                                                                       1,634,339
                                                                     -----------
Cosmetics & Personal Care (0.08%)
  Revlon, Inc. (Class A)* .......................          700            34,038
                                                                     -----------
Diversified Operations (2.81%)
  Allied Signal, Inc. ...........................        2,000           165,125
  Canadian Pacific, Ltd. (Canada)  ..............        2,300            67,131
  Corning Inc. ..................................        4,200           222,075
  Du Pont (E.I.) De Nemours & Co. ...............        3,700           230,556
  National Service Industries Inc. ..............        3,500           154,875
  Textron, Inc. .................................        4,600           286,638
                                                                     -----------
                                                                       1,126,400
                                                                     -----------
Electronics (2.69%)
  General Electric Co. ..........................        7,300           456,250
  Honeywell, Inc. ...............................        2,600           179,725
  Intel Corp. ...................................        3,400           313,225
  Raychem Corp. .................................        1,400           130,288
                                                                     -----------
                                                                       1,079,488
                                                                     -----------
Finance (0.78%)
  American Express Co. ..........................          700            54,425
  Morgan Stanley, Dean Witter,
   Discover & Co. ...............................        5,400           259,875
                                                                     -----------
                                                                         314,300
                                                                     -----------
Food (0.56%)
  ConAgra, Inc. .................................        3,000           192,938
  Universal Foods Corp. .........................          800            31,050
                                                                     -----------
                                                                         223,988
                                                                     -----------
Instruments - Scientific (0.26%)
  Perkin-Elmer Corp. ............................        1,400           103,600
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                      NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----

Insurance (3.05%)
  American International Group, Inc. ............        2,100       $   198,188
  CIGNA Corp. ...................................        1,100           201,713
  Equitable Cos., Inc., (The) ...................        3,100           134,850
  General Re Corp. ..............................        2,000           387,750
  Hartford Financial Services Group
   Inc., (The) ..................................        1,200            95,700
  Marsh & McLennan Cos., Inc. ...................        3,000           204,750
                                                                     -----------
                                                                       1,222,951
                                                                     -----------
Leisure (1.38%)
  Disney (Walt) Co., (The) ......................        5,100           391,744
  HFS, Inc.* ....................................        2,900           161,494
                                                                     -----------
                                                                         553,238
                                                                     -----------
Machinery (0.80%)
  Cooper Industries, Inc. .......................        1,700            90,631
  Deere & Co. ...................................        2,600           145,600
  Dover Corp. ...................................          600            41,438
  Ingersoll-Rand Co. ............................          700            42,088
                                                                     -----------
                                                                         319,757
                                                                     -----------
Medical (5.34%)
  Abbott Laboratories ...........................        3,600           215,775
  Allegiance Corp. ..............................        1,300            40,788
  Amgen, Inc.* ..................................        2,000            99,125
  Becton, Dickinson & Co. .......................        1,500            71,906
  Bristol-Myers Squibb Co. ......................        6,300           478,800
  Cardinal Health, Inc. .........................        3,300           218,620
  Glaxo Wellcome PLC (ADR)
   (United Kingdom) .............................        1,000            39,870
  Health Management Associates, Inc. ............
   (Class A)* ...................................        2,000            59,120
  HEALTHSOUTH Corp.* ............................        3,900            97,256
  Johnson & Johnson .............................        2,800           158,725
  Medtronic, Inc. ...............................          600            54,225
  Merck & Co., Inc. .............................        6,600           605,963
                                                                     -----------
                                                                       2,140,173
                                                                     -----------
Office (1.36%)
  Avery Dennison Corp. ..........................        2,200            90,338
  Pitney Bowes, Inc. ............................        2,700           206,213
  Xerox Corp. ...................................        3,300           249,150
                                                                     -----------
                                                                         545,701
                                                                     -----------
Oil & Gas (3.82%)
  Anadarko Petroleum Corp. ......................          400            29,375
  Atlantic Richfield Co. ........................        1,000            75,000
  Baker Hughes, Inc. ............................        3,800           161,025
  British Petroleum Co. PLC (ADR)
   (United Kingdom) .............................        2,000           169,250
  Chevron Corp. .................................        2,100           162,619
  Dresser Industries, Inc. ......................        1,900            79,325
  El Paso Natural Gas Co. .......................        1,400            78,750
  Halliburton Co. ...............................        1,000            47,750
  Phillips Petroleum Co. ........................        4,300           204,519
  Schlumberger, Ltd. ............................        1,200            91,425
  Texaco Inc. ...................................        1,900           218,975
  USX - Marathon Group ..........................        6,500           211,656
                                                                     -----------
                                                                       1,529,669
                                                                     -----------
Retail (2.22%)
  Costco Cos., Inc.* ............................        3,900           140,644
  Home Depot, Inc. ..............................        8,900           419,969
  Lowe's Cos., Inc. .............................        3,800           131,338
  Unisource Worldwide, Inc. .....................        2,100            38,063
  Wal-Mart Stores, Inc. .........................        4,500           159,750
                                                                     -----------
                                                                         889,764
                                                                     -----------
Rubber - Tires & Misc (0.06%)
  Goodyear Tire & Rubber Co. (The) ..............          400            24,650
                                                                     -----------
Shoes & Related Apparel (0.07%)
  Nine West Group, Inc.* ........................          700            29,575
                                                                     -----------
Soap & Cleaning Preparations (0.46%)
  Proctor & Gamble Co., (The) ...................        1,400           186,288
                                                                     -----------
Steel (0.23%)
  British Steel PLC (ADR) (United Kingdom) ......        3,200            91,400
                                                                     -----------
Telecommunications (0.73%)
  Lucent Technologies, Inc. .....................        3,739           291,175
                                                                     -----------
Textile (0.40%)
  Liz Claiborne, Inc. ...........................        1,500            66,844
  Tommy Hilfiger Corp.* .........................        2,100            91,613
                                                                     -----------
                                                                         158,457
                                                                     -----------
Tobacco (0.34%)
  Philip Morris Cos., Inc. ......................        2,100            91,613
  UST, Inc. .....................................        1,500            43,313
                                                                     -----------
                                                                         134,926
                                                                     -----------
Transportation (0.18%)
  CSX Corp. .....................................          400            22,875
  Norfolk Southern Corp. ........................          500            49,000
                                                                     -----------
                                                                          71,875
                                                                     -----------
Utilities (2.64%)
  American Electric Power Co., Inc. .............        2,700           117,956
  Consolidated Natural Gas Co. ..................        2,400           141,750
  Dominion Resources, Inc. ......................        1,400            50,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                      NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----

Utilities (continued)
  Entergy Corp. .................................        1,900       $    47,144
  GTE Corp. .....................................        6,800           303,025
  NIPSCO Industries, Inc. .......................        1,700            69,381
  SBC Communications, Inc. ......................          800            43,500
  Southern Co. ..................................        4,700            98,994
  Texas Utilities Co. ...........................        1,100            38,363
  US WEST Communications Group ..................        4,100           146,831
                                                                     -----------
                                                                       1,057,344
                                                                     -----------
             TOTAL COMMON STOCKS
              (Cost $15,621,421) ................       (43.57%)      17,463,031
                                                         -----       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                                            INTEREST  CREDIT     PAR VALUE       MARKET
ISSUER, DESCRIPTION                                                           RATE    RATING** (000s OMITTED)     VALUE
-------------------                                                           ----    ------   --------------     -----
CORPORATE BONDS
Automobile/Trucks (0.31%)
  General Motors Acceptance Corp.,
   Med Term Note 05-22-01 ......................................              6.800%      A-        $ 70        $   70,572
  General Motors Corp.,
   Deb 12-01-00 ................................................              9.625       A-          50            54,547
                                                                                                                ----------
                                                                                                                   125,119
                                                                                                                ----------
Banks - United States (4.47%)
  BankAmerica Corp.,
   Sub Note 04-15-06 ...........................................              7.200       A          450           455,972
  Bankers Trust New York Corp.,
   Sub Note 05-01-05 ...........................................              8.250       A-         240           256,481
  Fleet Capital Trust II,
   Co Gtd 12-11-26 .............................................              7.920       BBB        100            98,911
  MBNA America Bank, N.A.,
   Note 5-22-02 ................................................              7.060       BBB+       240           243,031
  Mellon Capital II,
   Co Gtd 01-15-27 .............................................              7.995       BBB+       150           149,972
  NationsBank Corp.,
   Sub Note 03-15-06 ...........................................              6.500       A           60            58,430
  NBD Bancorp, Inc.,
   Sub Note 05-15-07 ...........................................              7.125       A          180           181,656
  Society National Bank,
   Sub Note 06-01-05 ...........................................              7.250       A-         340           345,151
                                                                                                                ----------
                                                                                                                 1,789,604
                                                                                                                ----------
Beverages (0.53%)
  Coca-Cola Enterprises Inc.,
   Bond 10-15-36 ...............................................              6.700       A+         210           212,165
                                                                                                                ----------
Broker Services (1.24%)
  Lehman Brothers Inc.,
   Sr Sub Note 04-15-03 ........................................              7.250       A          220           222,737
  Salomon Inc.,
   SR Note 05-15-02 ............................................              7.300       BBB        170           172,526
   SR Note 02-01-04 ............................................              7.200       BBB        100           100,340
                                                                                                                ----------
                                                                                                                   495,603
                                                                                                                ----------
Business Services (0.35%)
  AMRESCO Commercial Mortgage Funding I Corp.,
   Mtg Pass Thru Ctf Ser 1997-C1 Class A3, 06-17-29 ............              7.190       AAA        140           141,820
                                                                                                                ----------
Chemicals (0.12%)
  Monsanto Co.,
   Note 07-01-00 ...............................................              6.000       A           50            49,300
                                                                                                                ----------
Computers (0.12%)
  International Business Machines Corp.,
   Deb 12-01-96 ................................................              7.125       A           50            47,971
                                                                                                                ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                                            INTEREST  CREDIT     PAR VALUE       MARKET
ISSUER, DESCRIPTION                                                           RATE    RATING** (000s OMITTED)     VALUE
-------------------                                                           ----    ------   --------------     -----
Finance (3.47%)
  Capital One Bank,
   SR Note 6-20-00 .............................................              7.350%      BBB-      $250        $  253,585
  CARCO Auto Loan Master Trust,
   Pass Thru Ctf Ser 1997-1 Class A, 08-15-04 ..................              6.689       AAA        220           217,670
  First Union Institutional Capital II,
   Co Gtd 01-01-27 .............................................              7.850       BBB+        80            78,856
  Security Capital Industrial Trust,
   Note 07-01-17 ...............................................              7.625       BBB+        70            69,558
  Post Apartment Homes, LP.,
   Med Term Note 04-01-04 ......................................              7.300       BBB+       180           183,400
  Sears Roebuck Acceptance Corp.,
   Med Term Note 11-05-03 ......................................              6.720       A-         120           119,290
  SUSA Partnership, LP.,
   Note 06-01-17 ...............................................              8.200       BBB-       260           268,848
  Wells Fargo Capital I,
   Bond 12-15-26 ...............................................              7.960       BBB+       200           199,168
                                                                                                                ----------
                                                                                                                 1,390,375
                                                                                                                ----------
Funeral Services (0.39%)
  Service Corp. International,
   Note 04-15-09 ...............................................              7.700       BBB+       150           156,410
                                                                                                                ----------
Government - Foreign (0.45%)
  Quebec, Province of,
   Note (Canada) 03-02-26, .....................................              5.735       A+         180           179,080
                                                                                                                ----------
Instruments - Scientific (0.59%)
  Millipore Corporation,
   Note 4-01-07 ................................................              7.500       BBB        230           235,642
                                                                                                                ----------
Leisure (0.66%)
  Hilton Hotels Corp.,
   SR Note 07-15-04 ............................................              7.000       BBB+       110           108,307
   SR Note 04-15-07 ............................................              7.950       BBB+       150           155,682
                                                                                                                ----------
                                                                                                                   263,989
                                                                                                                ----------
Media (0.48%)
  News America Holdings Inc.,
   Co Gtd. 10-17-16 ............................................              8.000       BBB        190           191,172
                                                                                                                ----------
Mortgage Banking (2.38%)
  Camden Property Trust,
   Med Term Note 06-21-04 ......................................              7.142       BBB-       160           161,629
  Chase Commercial Mortgage Securities Corp.,
   Commercial Pass Thru Ctf Ser 1997-1 Class A2, 06-19-29 ......              7.370       AAA        140           144,242
  Credit Suisse First Boston Mortgage Securities Corp.,
   Commercial Mtg Pass Thru Ctf Ser 1997-C1 Class A1C, 06-20-29               7.240       AAA        280           286,476
  ERP Operating LP.,
   Note 04-15-02 ...............................................              7.950       BBB+        20            20,766

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                                            INTEREST  CREDIT     PAR VALUE       MARKET
ISSUER, DESCRIPTION                                                           RATE    RATING** (000s OMITTED)     VALUE
-------------------                                                           ----    ------   --------------     -----
Mortgage Banking (continued)
  Merrill Lynch Mortgage Investors, Inc.,
   Mtg Pass Thru Ctf Ser 1997-C1 Class A3 ......................              7.120%      AAA       $ 90        $   91,632
  Mortgage Capital Funding, Inc.,
   Commercial Mtg Pass Thru Ctf Ser 1996-MC2 Class A1, 12-21-26               6.758       Aaa         49            49,023
  United Dominion Realty Trust Inc.,
   Note 01-15-07 ...............................................              7.250       BBB+       200           202,126
                                                                                                                ----------
                                                                                                                   955,894
                                                                                                                ----------
Oil & Gas (0.88%)
  Petroleum Geo Services ASA,
   Note 3-31-07 ................................................              7.500       BBB-       210           213,694
  Phillips 66 Capital II,
   Sub Deb 01-15-37 ............................................              8.000       BBB+       140           140,897
                                                                                                                ----------
                                                                                                                   354,591
                                                                                                                ----------
Real Estate Investment Trust (1.20%)
  Simon DeBartolo Group, LP.,
   Co Gtd 07-15-04 .............................................              6.750       BBB        350           345,503
  Spieker Properties LP,
   Med Term Note 07-19-05 ......................................              8.000       BBB        110           115,715
   Note 12-01-06 ...............................................              7.125       BBB         20            19,989
                                                                                                                ----------
                                                                                                                   481,207
                                                                                                                ----------
Telecommunications (0.41%)
  WorldCom, Inc.,
   Sr Note 04-01-07 ............................................              7.750       BBB-       160           165,099
                                                                                                                ----------
Tobacco (0.37%)
  Philip Morris Cos., Inc.,
   Note 10-15-03 ...............................................              8.250       A          140           148,705
                                                                                                                ----------
Utilities (0.14%)
  GTE Southwest Inc.,
   1st Mtg 11-15-31 ............................................              8.500       AA-         50            57,343
                                                                                                                ----------
                                                                     TOTAL CORPORATE BONDS
                                                                         (Cost $7,347,436)        (18.56%)       7,441,089
                                                                                                   -----        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                                            INTEREST    CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                                                           RATE      RATING** (000s OMITTED)    VALUE
-------------------                                                           ----      ------   --------------    -----
U.S. GOVERNMENT AND AGENCIES SECURITIES
Governmental - U.S. (34.88%)
  United States Treasury,
   Bond 08-15-26 ...............................................               6.750%     AAA       $1,670      $ 1,687,485
   Bond 11-15-26 ...............................................               6.500      AAA          700          685,454
   Note 09-30-98 ...............................................               4.750      AAA        2,820        2,790,475
   Note 11-30-98 ...............................................               5.125      AAA          700          693,987
   Note 02-28-99 ...............................................               5.875      AAA        1,300        1,299,597
   Note 09-30-00 ...............................................               6.125      AAA        2,499        2,499,775
   Note 11-15-01 ...............................................               7.500      AAA          640          669,798
   Note 08-15-04 ...............................................               7.250      AAA        3,480        3,656,158
                                                                                                                -----------
                                                                                                                 13,982,729
                                                                                                                -----------
Governmental - U.S. Agencies (0.56%)
  Federal National Mortgage Assn.,
   30 Yr Sf Pass Thru Ctf 08-16-00 .............................               6.360      AAA           90           90,365
   30 Yr Sf Pass Thru Ctf 12-01-25 .............................               7.000      AAA           23           23,047
  Government National Mortgage Assn.,
   14 Day Delay 08-15-23 .......................................               7.000      AAA           26           25,829
   30 Yr Sf Pass Thru Ctf 01-15-23 .............................               8.000      AAA           35           36,275
   30 Yr Pass Thru Ctf 04-15-23 ................................               7.500      AAA           47           47,691
                                                                                                                -----------
                                                                                                                    223,207
                                                                                                                -----------
                                                                    TOTAL U.S. GOVERNMENT AND
                                                                          AGENCIES SECURITIES
                                                                           (Cost $14,149,709)       (35.44%)     14,205,936
                                                                                                     -----      -----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.75%)
   Investment in a joint repurchase agreement transaction with
     SBC Capital Markets, Inc. - Dated 08-29-97, Due 09-02-97
     (secured by U.S. Treasury Bonds 7.125% thru 10.375%,
     Due 11-15-12 thru 02-15-23) - Note A ......................               5.550        --         701          701,000
                                                                                                                -----------
Corporate Savings Account (0.00%)
   Investors Bank & Trust Company
     Daily Interest Savings Account
     Current Rate 4.95% ........................................                                                        287
                                                                                                                -----------
                                                                 TOTAL SHORT-TERM INVESTMENTS        (1.75%)        701,287
                                                                                                     -----      -----------
                                                                            TOTAL INVESTMENTS       (99.32%)    $39,811,343
                                                                                                     =====      ===========

*     Non-income producing security.

** Credit ratings are rated by Standard and Poor's where available, or by Moody's Investor Services or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

Schedule of Investments
August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Value Fund on August 31, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                      NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----

COMMON STOCKS
Aerospace (2.29%)
  Goodrich (B.F.) Co. ...........................          200       $     8,425
  Northrop Grumman Corp. ........................          400            46,825
  Precision Castparts Corp. .....................          100             6,462
  United Technologies Corp. .....................        1,000            78,063
                                                                     -----------
                                                                         139,775
                                                                     -----------
Automobile / Trucks (6.48%)
  Borg-Warner Automotive, Inc. ..................          400            20,850
  Chrysler Corp. ................................          700            24,588
  Dana Corp. ....................................          900            41,456
  Ford Motor Co. ................................        4,400           189,200
  General Motors Corp. ..........................        1,900           119,225
                                                                     -----------
                                                                         395,319
                                                                     -----------
Banks - United States (17.84%)
  Bank of New York Co., Inc. ....................          500            22,312
  BankAmerica Corp. .............................        1,800           118,463
  BankBoston Corp. ..............................        1,000            83,125
  Bankers Trust New York Corp. ..................        1,200           124,500
  Barnett Banks, Inc. ...........................        1,400            95,375
  Chase Manhattan Corp. .........................        1,200           133,425
  Citicorp ......................................        1,500           191,438
  Comerica, Inc. ................................          200            14,162
  First Union Corp. .............................        2,400           115,350
  Morgan (J.P.) & Co., Inc. .....................          800            85,800
  NationsBank Corp. .............................          600            35,625
  Norwest Corp. .................................        1,200            68,925
                                                                     -----------
                                                                       1,088,500
                                                                     -----------
Beverages (0.88%)
  PepsiCo, Inc. .................................        1,500            54,000
                                                                     -----------
Building (0.66%)
  Centex Corp. ..................................          400            21,750
  Clayton Homes, Inc. ...........................          300             5,044
  Masco Corp. ...................................          300            13,331
                                                                     -----------
                                                                          40,125
                                                                     -----------
Chemicals (1.57%)
  Air Products & Chemicals, Inc. ................        1,100            89,719
  Ethyl Corp. ...................................          700             6,300
                                                                     -----------
                                                                          96,019
                                                                     -----------
Computers (3.40%)
  Adobe Systems, Inc. ...........................          500            19,688
  Cadence Design Systems, Inc.* .................          200             9,512
  Computer Associates International, Inc. .......          200            13,375
  Electronic Data Systems Corp. .................          300            11,344
  Hewlett-Packard Co. ...........................          400            24,525
  International Business Machines Corp. .........          800            80,700
  Komag, Inc.* ..................................          100             1,756
  Parametric Technology Corp.* ..................          900            41,794
  Sun Microsystems, Inc.* .......................          100             4,800
                                                                     -----------
                                                                         207,494
                                                                     -----------
Diversified Operations (4.79%)
  AlliedSignal, Inc. ............................          400            33,025
  Canadian Pacific, Ltd. (Canada) ...............        1,600            46,700
  Du Pont (E.I.) de Nemours & Co. ...............        1,300            81,006
  National Service Industries Inc. ..............        1,300            57,525
  Ogden Corp. ...................................          500            11,594
  Textron, Inc. .................................        1,000            62,313
                                                                     -----------
                                                                         292,163
                                                                     -----------
Electronics (2.00%)
  Honeywell, Inc. ...............................          400            27,650
  Raychem Corp. .................................          500            46,531
  Rockwell International Corp. ..................          800            48,000
                                                                     -----------
                                                                         122,181
                                                                     -----------
Finance (3.10%)
  Ahmanson (H.F.) & Co. .........................        1,400            71,050
  MBNA Corp. ....................................          700            26,906
  Morgan Stanley, Dean Witter, Discover & Co. ...        1,900            91,438
                                                                     -----------
                                                                         189,394
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

                                                      NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----

Food (0.59%)
  ConAgra, Inc. .................................          200       $    12,862
  General Mills, Inc. ...........................          300            19,238
  Universal Foods Corp. .........................          100             3,881
                                                                     -----------
                                                                          35,981
                                                                     -----------
Instruments - Scientific (0.48%)
  Perkin-Elmer Corp. ............................          400            29,600
                                                                     -----------
Insurance (7.94%)
  American International Group, Inc. ............          450            42,469
  CIGNA Corp. ...................................          400            73,350
  Equitable Cos., Inc. ..........................          800            34,800
  General Re Corp. ..............................          900           174,487
  Hartford Financial Services Group Inc. (The) ..          500            39,875
  Marsh & McLennan Cos., Inc. ...................        1,100            75,075
  Mid Ocean Ltd. (Bermuda) ......................          500            28,375
  PartnerRe, Ltd. (Bermuda) .....................          400            15,900
                                                                     -----------
                                                                         484,331
                                                                     -----------
Leisure (1.08%)
  HFS, Inc.* ....................................          900            50,119
  Promus Hotel Corp.* ...........................          400            15,525
                                                                     -----------
                                                                          65,644
                                                                     -----------
Machinery (2.05%)
  Caterpillar Tractor Inc. ......................          600            34,838
  Cooper Industries, Inc. .......................          500            26,656
  Deere & Co. ...................................          600            33,600
  Ingersoll-Rand Co. ............................          500            30,062
                                                                     -----------
                                                                         125,156
                                                                     -----------
Medical (3.79%)
  Allegiance Corp. ..............................          600            18,825
  ALZA Corp.* ...................................          200             5,800
  Bristol-Myers Squibb Co. ......................        1,100            83,600
  Cardinal Health, Inc. .........................        1,000            66,250
  HEALTHSOUTH Corp.* ............................          800            19,950
  Merck & Co., Inc. .............................          400            36,725
                                                                     -----------
                                                                         231,150
                                                                     -----------
Office (2.20%)
  Avery Dennison Corp. ..........................          500            20,531
  Pitney Bowes, Inc. ............................          400            30,550
  Xerox Corp. ...................................        1,100            83,050
                                                                     -----------
                                                                         134,131
                                                                     -----------
Oil & Gas (11.50%)
  Anadarko Petroleum Corp. ......................          300            22,031
  Baker Hughes, Inc. ............................        1,400            59,325
  British Petroleum Co. PLC, American Depositary
   Receipts, ADR (United Kingdom) ...............          800            67,700
  Chevron Corp. .................................          900            69,694
  Dresser Industries, Inc. ......................          400            16,700
  El Paso Natural Gas Co. .......................          500            28,125
  Kerr - McGee Corp. ............................          500            31,062
  Mobil Corp. ...................................          800            58,200
  Phillips Petroleum Co. ........................        2,300           109,394
  Rowan Cos., Inc.* .............................          400            11,950
  Texaco Inc. ...................................        1,100           126,775
  USX - Marathon Group ..........................        3,100           100,944
                                                                     -----------
                                                                         701,900
                                                                     -----------
Paper & Paper Products (0.56%)
  Consolidated Papers, Inc. .....................          300            17,494
  Fort James Corp. ..............................          400            16,800
                                                                     -----------
                                                                          34,294
                                                                     -----------
Pollution Control (0.76%)
  USA Waste Services, Inc. ......................        1,100            46,200
                                                                     -----------
Retail (3.16%)
  Costco Cos., Inc.* ............................        1,200            43,275
  Home Depot, Inc. ..............................        1,350            63,703
  Lowe's Cos., Inc. .............................        1,500            51,844
  Staples, Inc. .................................          500            11,750
  TJX Cos., Inc. ................................          800            22,000
                                                                     -----------
                                                                         192,572
                                                                     -----------
Rubber - Tires & Misc (0.10%)
  Goodyear Tire & Rubber Co. (The) ..............          100             6,162
                                                                     -----------
Shoes & Related Apparel (0.14%)
  Nine West Group, Inc.* ........................          200             8,450
                                                                     -----------
Steel (1.18%)
  British Steel PLC, ADR (United Kingdom) .......        2,200            62,838
  Carpenter Technology Corp. ....................          200             8,962
                                                                     -----------
                                                                          71,800
                                                                     -----------
Telecommunications (0.51%)
  Lucent Technologies, Inc. .....................          400            31,150
                                                                     -----------
Textile (1.25%)
  Liz Claiborne, Inc. ...........................          600            26,737
  Tommy Hilfiger Corp.* .........................          700            30,538
  Unifi, Inc. ...................................          500            19,187
                                                                     -----------
                                                                          76,462
                                                                     -----------
Tobacco (0.45%)
  Philip Morris Cos., Inc. ......................          300            13,088
  Universal Corp. ...............................          400            14,550
                                                                     -----------
                                                                          27,638
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

                                                      NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----

Transport (3.06%)
  Burlington Northern Santa Fe ..................          600       $    55,013
  CSX Corp. .....................................          200            11,437
  Delta Air Lines, Inc. .........................          800            69,200
  Norfolk Southern Corp. ........................          400            39,200
  Trinity Industries, Inc. ......................          300            11,925
                                                                     -----------
                                                                         186,775
                                                                     -----------
Utilities (14.54%)
  Alltel Corp. ..................................        1,400            44,275
  American Electric Power Co., Inc. .............        1,300            56,794
  Baltimore Gas & Electric Co. ..................        2,200            59,400
  Cinergy Corp. .................................          300             9,919
  CMS Energy Corp. ..............................          900            32,344
  Consolidated Edison Co. of NY, Inc. ...........          800            24,500
  Consolidated Natural Gas Co. ..................        1,700           100,406
  Dominion Resources, Inc. ......................        1,200            43,200
  DQE, Inc. .....................................          800            25,400
  Entergy Corp. .................................          600            14,887
  Florida Progress Corp. ........................        1,500            48,281
  FPL Group, Inc. ...............................        1,100            51,150
  GTE Corp. .....................................        2,300           102,494
  Hawaiian Electric Industries, Inc. ............          700            25,331
  Houston Industries, Inc. ......................        2,000            40,500
  Montana Power Co. .............................          700            16,144
  NIPSCO Industries, Inc. .......................        1,200            48,975
  Northern States Power Co. .....................        1,000            48,125
  Texas Utilities Co. ...........................          500            17,437
  Unicom Corp. ..................................          400             9,450
  US West Communications Group ..................        1,900            68,044
                                                                     -----------
                                                                         887,056
                                                                     -----------
            TOTAL COMMON STOCKS
               (Cost $5,360,591) ................       (98.35%)       6,001,422
                                                         -----       -----------

                                            INTEREST   PAR VALUE       MARKET
ISSUER, DESCRIPTION                           RATE   (000s OMITTED)    VALUE
-------------------                           ----   --------------    -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.70%)
 Investment in a joint repurchase
  agreement transaction with SBC
  Capital Markets, Inc. - Dated 08-29-97,
  Due 09-02-97 (secured by U.S.
  Treasury Bonds 7.125% thru 10.375%
  Due 11-15-12 thru 02-15-23) -
  Note A...................................   5.55%        $42       $    42,000
                                                                     -----------
Corporate Savings Account (0.00%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.95%.......................                                  505
                                                                     -----------
              TOTAL SHORT-TERM INVESTMENTS   (0.70%)                      42,505
                                             -----                   -----------
                         TOTAL INVESTMENTS  (99.05%)                 $ 6,043,927
                                             =====                   ===========

*     Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds - Institutional Series Trust --
                  Independence Diversified Core Equity Fund II

Schedule of Investments
August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Diversified Core Equity Fund II on August 31, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES        VALUE
-------------------                                       ------        -----

COMMON STOCKS
Aerospace (3.58%)
  Northrop Grumman Corp. ........................          37,300    $ 4,366,431
  United Technologies Corp. .....................         140,600     10,975,587
                                                                     -----------
                                                                      15,342,018
                                                                     -----------
Automobile / Trucks (3.04%)
  Chrysler Corp. ................................          10,200        358,275
  Dana Corp. ....................................          26,500      1,220,656
  Ford Motor Co. ................................         137,400      5,908,200
  General Motors Corp. ..........................          88,500      5,553,375
                                                                     -----------
                                                                      13,040,506
                                                                     -----------
Banks - United States (8.62%)
  BankAmerica Corp. .............................         173,200     11,398,725
  BankBoston Corp. ..............................           7,000        581,875
  Bankers Trust New York Corp. ..................          64,300      6,671,125
  Chase Manhattan Corp. .........................          45,800      5,092,387
  Citicorp ......................................          68,200      8,704,025
  First Union Corp. .............................          17,400        836,288
  Morgan (J.P.) & Co., Inc. .....................          27,000      2,895,750
  Norwest Corp. .................................          12,600        723,713
                                                                     -----------
                                                                      36,903,888
                                                                     -----------
Beverages (0.34%)
  PepsiCo, Inc. .................................          40,000      1,440,000
                                                                     -----------
Business Services - Misc (0.38%)
  Dun & Bradstreet Corp. ........................          28,400        795,200
  Reuters Holdings PLC American
   Depositary Receipts (ADR)
   (United Kingdom) .............................          13,400        815,725
                                                                     -----------
                                                                       1,610,925
                                                                     -----------
Chemicals (1.91%)
  Air Products & Chemicals, Inc. ................          74,000      6,035,625
  Praxair, Inc. .................................          40,100      2,142,844
                                                                     -----------
                                                                       8,178,469
                                                                     -----------
Computers (9.68%)
  Adobe Systems, Inc. ...........................          37,000      1,456,875
  Cadence Design Systems, Inc.* .................          33,000      1,569,563
  Compaq Computer Corp.* ........................          59,100      3,871,050
  Computer Associates International, Inc. .......          52,500      3,510,938
  Electronic Data Systems Corp. .................          38,100      1,440,656
  Hewlett-Packard Co. ...........................         132,000      8,093,250
  International Business Machines Corp. .........          45,200      4,559,550
  Microsoft Corp.* ..............................          71,000      9,385,312
  Oracle Corp.* .................................          43,050      1,641,281
  Parametric Technology Corp.* ..................          73,000      3,389,938
  Sun Microsystems, Inc.* .......................          52,800      2,534,400
                                                                     -----------
                                                                      41,452,813
                                                                     -----------
Cosmetics & Personal Care (0.20%)
  Revlon, Inc. (Class A)* .......................          17,400        846,075
                                                                     -----------
Diversified Operations (5.73%)
  AlliedSignal, Inc. ............................          20,900      1,725,556
  Canadian Pacific, Ltd. (Canada) ...............         125,900      3,674,706
  Corning Inc. ..................................          90,700      4,795,762
  du Pont (E.I.) de Nemours & Co. ...............         100,300      6,249,944
  National Service Industries Inc. ..............          24,800      1,097,400
  Ogden Corp. ...................................          27,700        642,294
  Textron, Inc. .................................         101,800      6,343,412
                                                                     -----------
                                                                      24,529,074
                                                                     -----------
Electronics (6.74%)
  General Electric Co. ..........................         192,100     12,006,250
  Honeywell, Inc. ...............................          52,700      3,642,887
  Intel Corp. ...................................          97,400      8,972,975
  Raychem Corp. .................................          34,500      3,210,656
  Tektronix, Inc. ...............................          18,500      1,027,906
                                                                     -----------
                                                                      28,860,674
                                                                     -----------
Finance (2.36%)
  American Express Co. ..........................          38,100      2,962,275
  Household International, Inc. .................           6,600        732,188
  MBNA Corp. ....................................          17,000        653,438
  Morgan Stanley, Dean Witter,
   Discover & Co. ...............................         119,600      5,755,750
                                                                     -----------
                                                                      10,103,651
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds - Institutional Series Trust --
                  Independence Diversified Core Equity Fund II

                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES        VALUE
-------------------                                       ------        -----

Food (2.00%)
  ConAgra, Inc. .................................          98,000    $ 6,302,625
  Quaker Oats Co. ...............................          48,000      2,256,000
                                                                     -----------
                                                                       8,558,625
                                                                     -----------
Instruments - Scientific (0.64%)
  Perkin-Elmer Corp. ............................          37,100      2,745,400
                                                                     -----------
Insurance (8.72%)
  American International Group, Inc. ............          35,400      3,340,875
  CIGNA Corp. ...................................          44,500      8,160,187
  Equitable Cos., Inc. ..........................          32,300      1,405,050
  General Re Corp. ..............................          62,900     12,194,737
  Hartford Financial Services
   Group Inc. (The) .............................          50,200      4,003,450
  Marsh & McLennan Cos., Inc. ...................         104,600      7,138,950
  Travelers Group, Inc. .........................          17,400      1,104,900
                                                                     -----------
                                                                      37,348,149
                                                                     -----------
Leisure (2.32%)
  Disney (Walt) Co., (The) ......................          61,400      4,716,287
  HFS, Inc.* ....................................          78,800      4,388,175
  Promus Hotel Corp.* ...........................          21,100        818,944
                                                                     -----------
                                                                       9,923,406
                                                                     -----------
Machinery (1.28%)
  Cooper Industries, Inc. .......................          29,500      1,572,719
  Deere & Co. ...................................          45,700      2,559,200
  Dover Corp. ...................................          19,400      1,339,813
                                                                     -----------
                                                                       5,471,732
                                                                     -----------
Media (0.41%)
  Time Warner, Inc. .............................          33,900      1,745,850
                                                                     -----------
Medical (12.35%)
  Abbott Laboratories ...........................          46,800      2,805,075
  Allegiance Corp. ..............................          45,800      1,436,975
  ALZA Corp.* ...................................          29,700        861,300
  Amgen, Inc.* ..................................          21,300      1,055,681
  Becton, Dickinson & Co. .......................          28,100      1,347,044
  Bristol-Myers Squibb Co. ......................         100,500      7,638,000
  Cardinal Health, Inc. .........................          86,700      5,743,875
  Glaxo Wellcome PLC (ADR)
   (United Kingdom) .............................          40,100      1,598,988
  Health Management Associates, Inc. ............
   (Class A)* ...................................          15,000        443,438
  HEALTHSOUTH Corp.* ............................         124,500      3,104,719
  Johnson & Johnson .............................         111,600      6,326,325
  Medtronic, Inc. ...............................          14,500      1,310,438
  Merck & Co., Inc. .............................         116,200     10,668,612
  Schering-Plough Corp. .........................          35,400      1,699,200
  Warner-Lambert Co. ............................          54,000      6,861,375
                                                                     -----------
                                                                      52,901,045
                                                                     -----------
Office (2.41%)
  Avery Dennison Corp. ..........................          39,600      1,626,075
  Pitney Bowes, Inc. ............................          60,500      4,620,687
  Xerox Corp. ...................................          54,200      4,092,100
                                                                     -----------
                                                                      10,338,862
                                                                     -----------
Oil & Gas (7.90%)
  Anadarko Petroleum Corp. ......................          18,000      1,321,875
  Baker Hughes, Inc. ............................          98,000      4,152,750
  British Petroleum Co. PLC (ADR)
   (United Kingdom) .............................          20,800      1,760,200
  Chevron Corp. .................................          22,600      1,750,088
  Dresser Industries, Inc. ......................          68,100      2,843,175
  El Paso Natural Gas Co. .......................          15,100        849,375
  Exxon Corp. ...................................          39,000      2,386,313
  Halliburton Co. ...............................          17,800        849,950
  Imperial Oil Ltd. (Canada) ....................          26,800      1,480,700
  Phillips Petroleum Co. ........................         138,200      6,573,137
  Rowan Cos., Inc.* .............................          22,600        675,175
  Texaco Inc. ...................................          33,100      3,814,775
  USX - Marathon Group ..........................         164,900      5,369,556
                                                                     -----------
                                                                      33,827,069
                                                                     -----------
Retail (5.71%)
  Albertson's, Inc. .............................          46,700      1,605,313
  Costco Cos., Inc.* ............................          88,900      3,205,956
  CUC International, Inc.* ......................          46,500      1,092,750
  Home Depot, Inc. ..............................         237,750     11,218,828
  Lowe's Cos., Inc. .............................          92,400      3,193,575
  Staples, Inc.* ................................          41,850        983,475
  TJX Cos., Inc. ................................          18,900        519,750
  Wal-Mart Stores, Inc. .........................          74,000      2,627,000
                                                                     -----------
                                                                      24,446,647
                                                                     -----------
Shoes & Related Apparel (0.67%)
  Nike, Inc. (Class B) ..........................          13,300        709,888
  Nine West Group, Inc.* ........................          50,900      2,150,525
                                                                     -----------
                                                                       2,860,413
                                                                     -----------
Soap & Cleaning Preparations (1.85%)
  Proctor & Gamble Co. (The) ....................          59,600      7,930,525
                                                                     -----------
Steel (0.41%)
  British Steel PLC (ADR) (United Kingdom) ......          61,700      1,762,306
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds - Institutional Series Trust --
                  Independence Diversified Core Equity Fund II

                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES        VALUE
-------------------                                       ------        -----

Telecommunications (0.79%)
  Harris Corp. ..................................           1,500    $   130,688
  Lucent Technologies, Inc. .....................          41,550      3,235,706
                                                                     -----------
                                                                       3,366,394
                                                                     -----------
Textile (0.92%)
  Fruit of the Loom, Inc. (Class A)* ............          34,500        922,875
  Liz Claiborne, Inc. ...........................          24,500      1,091,781
  Tommy Hilfiger Corp.* .........................          44,600      1,945,675
                                                                     -----------
                                                                       3,960,331
                                                                     -----------
Tobacco (1.87%)
  Philip Morris Cos., Inc. ......................         181,700      7,926,662
  UST, Inc. .....................................           3,000         86,625
                                                                     -----------
                                                                       8,013,287
                                                                     -----------
Transport (0.80%)
  CSX Corp. .....................................          16,000        915,000
  Norfolk Southern Corp. ........................          11,700      1,146,600
  Southwest Airlines Co. ........................          48,700      1,363,600
                                                                     -----------
                                                                       3,425,200
                                                                     -----------
Utilities (5.79%)
  Baltimore Gas & Electric Co. ..................          43,000      1,161,000
  BellSouth Corp. ...............................          86,100      3,788,400
  Cinergy Corp. .................................          64,600      2,135,838
  Consolidated Natural Gas Co. ..................          94,400      5,575,500
  Dominion Resources, Inc. ......................          84,200      3,031,200
  GTE Corp. .....................................         138,200      6,158,537
  Houston Industries, Inc. ......................          51,900      1,050,975
  Texas Utilities Co. ...........................          54,100      1,886,738
                                                                     -----------
                                                                      24,788,188
                                                                     -----------
                              TOTAL COMMON STOCKS
                              (Cost $343,863,778           (99.42%)  425,721,522
                                                          -------    -----------

                                            INTEREST   PAR VALUE       MARKET
ISSUER, DESCRIPTION                           RATE   (000s OMITTED)    VALUE
-------------------                           ----   --------------    -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.10%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Capital Markets, Inc. - Dated 08-29-97,
   Due 09-02-97 (secured by U.S.
   Treasury Bonds 7.125% thru 10.375%,
   due 11-15-12 thru 02-15-23)
   Note A..................................   5.55%       $445       $   445,000
                                                                     -----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%......................                                  127
                                                                     -----------
              TOTAL SHORT-TERM INVESTMENTS   (0.10%)                     445,127
                                            ------                  ------------
                         TOTAL INVESTMENTS  (99.52%)                $426,166,649
                                            ======                  ============

*     Non-income producing security

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

Schedule of Investments
August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Growth Fund on August 31, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

COMMON STOCKS Aerospace (3.59%)
  Northrop Grumman Corp. ........................             100    $    11,706
  Rohr, Inc.* ...................................             200          5,413
  United Technologies Corp. .....................             500         39,031
                                                                     -----------
                                                                          56,150
                                                                     -----------
Automobile / Trucks (1.65%)
  Ford Motor Co. ................................             600         25,800
                                                                     -----------
Banks - United States (2.47%)
  BankAmerica Corp. .............................             500         32,906
  Norwest Corp. .................................             100          5,744
                                                                     -----------
                                                                          38,650
                                                                     -----------
Beverages (1.15%)
  PepsiCo, Inc. .................................             500         18,000
                                                                     -----------
Building (0.62%)
  Centex Corp. ..................................             100          5,438
  Clayton Homes, Inc. ...........................             250          4,203
                                                                     -----------
                                                                           9,641
                                                                     -----------
Chemicals (2.41%)
  Air Products & Chemicals, Inc. ................             200         16,312
  Praxair, Inc. .................................             400         21,375
                                                                     -----------
                                                                          37,687
                                                                     -----------
Computers (15.99%)
  Adobe Systems, Inc. ...........................             200          7,875
  Cadence Design Systems, Inc.* .................             300         14,269
  Cisco Systems, Inc.* ..........................             200         15,075
  Cognizant Corp. ...............................             300         12,600
  Compaq Computer Corp.* ........................             500         32,750
  Computer Associates International, Inc. .......             200         13,375
  Dell Computer Corp.* ..........................             200         16,412
  Hewlett-Packard Co. ...........................             400         24,525
  Komag, Inc.* ..................................             100          1,756
  Microsoft Corp.* ..............................             300         39,656
  Oracle Corp.* .................................             600         22,875
  Parametric Technology Corp.* ..................             500         23,219
  PeopleSoft, Inc.* .............................             100          5,625
  Policy Management Systems Corp.* ..............             100          6,006
  Sun Microsystems, Inc.* .......................             300         14,400
                                                                     -----------
                                                                         250,418
                                                                     -----------
Cosmetics & Personal Care (0.63%)
  Dial Corp. (The) ..............................             300          5,063
  Revlon, Inc. (Class A)* .......................             100          4,863
                                                                     -----------
                                                                           9,926
                                                                     -----------
Diversified Operations (5.45%)
  Canadian Pacific, Ltd. (Canada) ...............             500         14,594
  Corning Inc. ..................................             700         37,012
  du Pont (E.I.) de Nemours & Co. ...............             200         12,462
  IKON Office Solutions, Inc. ...................             100          2,600
  Textron, Inc. .................................             300         18,694
                                                                     -----------
                                                                          85,362
                                                                     -----------
Electronics (10.78%)
  Applied Materials, Inc.* ......................             100          9,438
  General Electric Co. ..........................             800         50,000
  Honeywell, Inc. ...............................             200         13,825
  Intel Corp. ...................................             700         64,487
  Maxim Intergrated Products, Inc.* .............             100          6,913
  Raychem Corp. .................................             200         18,612
  Tektronix, Inc. ...............................             100          5,556
                                                                     -----------
                                                                         168,831
                                                                     -----------
Finance (1.60%)
  MBNA Corp. ....................................             150          5,766
  Morgan Stanley, Dean Witter, Discover & Co. ...             400         19,250
                                                                     -----------
                                                                          25,016
                                                                     -----------
Food (1.42%)
  ConAgra, Inc. .................................             200         12,862
  Quaker Oats Co. ...............................             200          9,400
                                                                     -----------
                                                                          22,262
                                                                     -----------
Household (0.51%)
  WestPoint Stevens, Inc.* ......................             200          8,000
                                                                     -----------
Instruments - Scientific (0.47%)
  Perkin-Elmer Corp. ............................             100          7,400
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Insurance (4.42%)
  CIGNA Corp. ...................................             100    $    18,337
  Equitable Cos., Inc., (The) ...................             300         13,050
  General Re Corp. ..............................             100         19,387
  Marsh & McLennan Cos., Inc. ...................             200         13,650
  United Healthcare Corp. .......................             100          4,863
                                                                     -----------
                                                                          69,287
                                                                     -----------
Leisure (4.59%)
  Disney (Walt) Co., (The) ......................             400         30,725
  HFS, Inc. .....................................             600         33,412
  Promus Hotel Corp.* ...........................             200          7,763
                                                                     -----------
                                                                          71,900
                                                                     -----------
Machinery (0.34%)
  Cooper Industries, Inc. .......................             100          5,331
                                                                     -----------
Media (0.38%)
  Viacom, Inc. (Class B)* .......................             200          5,925
                                                                     -----------
Medical (19.69%)
  Abbott Laboratories ...........................             300         17,981
  Allegiance Corp. ..............................             200          6,275
  ALZA Corp.* ...................................             200          5,800
  Amgen, Inc.* ..................................             300         14,869
  Becton, Dickinson & Co. .......................             200          9,588
  Bristol-Myers Squibb Co. ......................             800         60,800
  Cardinal Health, Inc. .........................             500         33,125
  Glaxo Wellcome PLC, American Depositary
   Receipts, ADR (United Kingdom) ...............             400         15,950
  Guidant Corp. .................................             100          8,781
  Health Management Associates, Inc. ............
   (Class A)* ...................................             300          8,869
  HEALTHSOUTH Corp.* ............................             600         14,962
  Johnson & Johnson .............................             500         28,344
  McKesson Corp. ................................             100          9,369
  Medtronic, Inc. ...............................             100          9,038
  Merck & Co., Inc. .............................             600         55,087
  Schering-Plough Corp. .........................             200          9,600
                                                                     -----------
                                                                         308,438
                                                                     -----------
Mortgage Banking (0.28%)
  Fannie Mae ....................................             100          4,400
                                                                     -----------
Office (0.96%)
  Xerox Corp. ...................................             200         15,100
                                                                     -----------
Oil & Gas (4.06%)
  Baker Hughes, Inc. ............................             500         21,187
  Dresser Industries, Inc. ......................             100          4,175
  El Paso Natural Gas Co. .......................             100          5,625
  Phillips Petroleum Co. ........................             200          9,513
  Rowan Cos., Inc.* .............................             300          8,963
  Schlumberger, Ltd. ............................             100          7,619
  USX - Marathon Group ..........................             200          6,513
                                                                     -----------
                                                                          63,595
                                                                     -----------
Pollution Control (0.54%)
  USA Waste Services, Inc. ......................             200          8,400
                                                                     -----------
Retail (6.62%)
  Costco Cos., Inc.* ............................             400         14,425
  CUC International, Inc.* ......................             200          4,700
  Home Depot, Inc. ..............................           1,050         49,547
  Lowe's Cos., Inc. .............................             500         17,281
  Safeway, Inc.* ................................             100          5,094
  Staples, Inc.* ................................             300          7,050
  TJX Cos., Inc. ................................             200          5,500
                                                                     -----------
                                                                         103,597
                                                                     -----------
Shoes & Related Apparel (0.27%)
  Nine West Group, Inc.* ........................             100          4,225
                                                                     -----------
Soap & Cleaning Preparations (1.70%)
  Proctor & Gamble Co. (The) ....................             200         26,612
                                                                     -----------
Telecommunications (2.49%)
  Lucent Technologies, Inc. .....................             500         38,938
                                                                     -----------
Textile (1.35%)
  Fruit of the Loom, Inc. (Class A)* ............             300          8,025
  Liz Claiborne, Inc. ...........................             100          4,456
  Tommy Hilfiger Corp.* .........................             200          8,725
                                                                     -----------
                                                                          21,206
                                                                     -----------
Tobacco (1.25%)
  Philip Morris Cos., Inc. ......................             300         13,087
  Universal Corp. ...............................             100          3,638
  UST, Inc. .....................................             100          2,888
                                                                     -----------
                                                                          19,613
                                                                     -----------
Transport (0.83%)
  Southwest Airlines Co. ........................             100          2,800
  US Air Group, Inc.* ...........................             300         10,237
                                                                     -----------
                                                                          13,037
                                                                     -----------
Utilities (0.52%)
  GTE Corp. .....................................             100          4,456
  Union Electric Co. ............................             100          3,719
                                                                     -----------
                                                                           8,175
                                                                     -----------
                               TOTAL COMMON STOCK
                                (Cost $1,293,522)          (99.03%)    1,550,922
                                                            -----    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

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================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

                                            INTEREST   PAR VALUE       MARKET
ISSUER, DESCRIPTION                           RATE   (000s OMITTED)    VALUE
-------------------                           ----   --------------    -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.66%)
  Investment in a joint repurchase
   agreement transaction with
   SBC Capital Markets, Inc. -
   Dated 08-29-97, Due 09-02-97
   (secured by U.S. Treasury Bonds
   7.125% thru 10.375% Due 11-15-12
   thru 02-15-23) - Note A...............     5.55%       $ 26        $   26,000
                                                                      ----------
Corporate Savings Account (0.05%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%....................                                    717
                                                                      ----------
    TOTAL SHORT-TERM INVESTMENTS             (1.71%)                      26,717
                                            ------                    ----------
               TOTAL INVESTMENTS           (100.74%)                  $1,577,639
                                            ------                    ----------

*     Non-income producing security

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds - Institutional Series Trust --
                    Independence Medium Capitalization Fund

Schedule of Investments
August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Medium Capitalization Fund on August 31, 1997. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

COMMON STOCKS Aerospace (2.53%)
  Northrop Grumman Corp. ........................             700    $    81,944
  Rohr, Inc.* ...................................             900         24,356
  United Technologies Corp. .....................           1,000         78,063
                                                                     -----------
                                                                         184,363
                                                                     -----------
Automobile / Trucks (1.87%)
  Borg-Warner Automotive, Inc. ..................             700         36,488
  Chrysler Corp. ................................             600         21,075
  Dana Corp. ....................................           1,300         59,881
  Lear Corp.* ...................................             400         18,325
                                                                     -----------
                                                                         135,769
                                                                     -----------
Banks - United States (9.08%)
  BankBoston Corp. ..............................           1,500        124,687
  Bankers Trust New York Corp. ..................           1,700        176,375
  Barnett Banks, Inc. ...........................           1,200         81,750
  Comerica, Inc. ................................             800         56,650
  Fifth Third Bancorp ...........................             300         17,475
  Mellon Bank Corp. .............................           1,600         77,000
  Northern Trust Corp. ..........................           1,400         74,375
  U.S. Bancorp ..................................             600         52,537
                                                                     -----------
                                                                         660,849
                                                                     -----------
Broker Services (0.49%)
  Salomon, Inc. .................................             600         35,925
                                                                     -----------
Building (1.42%)
  Centex Corp. ..................................             600         32,625
  Masco Corp. ...................................           1,100         48,881
  Sherwin-Williams Co. ..........................             800         21,950
                                                                     -----------
                                                                         103,456
                                                                     -----------
Chemicals (3.66%)
  Air Products & Chemicals, Inc. ................           1,500        122,344
  Albemarle Corp. ...............................             800         19,650
  Praxair, Inc. .................................           1,000         53,437
  Rohm & Haas Co. ...............................             400         38,325
  Sigma-Aldrich Corp. ...........................           1,000         32,625
                                                                     -----------
                                                                         266,381
                                                                     -----------
Computers (6.41%)
  Adobe Systems, Inc. ...........................           1,000         39,375
  Cabletron Systems, Inc.* ......................           1,100         33,275
  Cadence Design Systems, Inc.* .................           1,100         52,319
  Ceridian Corp.* ...............................             500         17,281
  Cognizant Corp. ...............................           1,200         50,400
  Komag, Inc.* ..................................             600         10,538
  Parametric Technology Corp.* ..................           1,700         78,944
  PeopleSoft, Inc.* .............................             900         50,625
  Policy Management Systems Corp.* ..............             300         18,019
  Sun Microsystems, Inc.* .......................           2,400        115,200
                                                                     -----------
                                                                         465,976
                                                                     -----------
Consumer Products Misc. (0.43%)
  American Greetings Corp. (Class A) ............             900         31,275
                                                                     -----------
Cosmetics & Personal Care (0.23%)
  Dial Corp. (The) ..............................           1,000         16,875
                                                                     -----------
Diversified Operations (4.14%)
  Canadian Pacific, Ltd. (Canada)  ..............           4,000        116,750
  IKON Office Solutions, Inc. ...................           1,300         33,800
  National Service Industries Inc. ..............             500         22,125
  Ogden Corp. ...................................           1,500         34,781
  Textron, Inc. .................................           1,500         93,469
                                                                     -----------
                                                                         300,925
                                                                     -----------
Electronics (3.00%)
  Honeywell, Inc. ...............................           1,700        117,512
  Raychem Corp. .................................             900         83,756
  Tektronix, Inc. ...............................             300         16,669
                                                                     -----------
                                                                         217,937
                                                                     -----------
Energy (0.26%)
  Wheelabrator Technologies, Inc. ...............           1,200         18,825
                                                                     -----------
Finance (5.13%)
  Ahmanson (H.F.) & Co. .........................           2,600        131,950
  American Express Co. ..........................             300         23,325

                       SEE NOTES TO FINANCIAL STATEMENTS.

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================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds - Institutional Series Trust --
                    Independence Medium Capitalization Fund

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Finance (continued)
  Household International, Inc. .................             400    $    44,375
  MBNA Corp. ....................................           1,625         62,461
  Morgan Stanley, Dean Witter,
   Discover & Co. ...............................           2,300        110,687
                                                                     -----------
                                                                         372,798
                                                                     -----------
Food (0.43%)
  Universal Foods Corp. .........................             800         31,050
                                                                     -----------
Funeral Services & Related (0.70%)
  Service Corp. International ...................           1,600         51,200
                                                                     -----------
Instruments - Scientific (0.92%)
  Perkin-Elmer Corp. ............................             900         66,600
                                                                     -----------
Insurance (9.99%)
  CIGNA Corp. ...................................             900        165,037
  Equitable Cos., Inc. (The) ....................           2,600        113,100
  General Re Corp. ..............................             700        135,712
  Hartford Financial Services Group Inc. ........           1,000         79,750
  Marsh & McLennan Cos., Inc. ...................           2,000        136,500
  Torchmark Corp. ...............................             600         22,613
  Travelers Group, Inc. .........................             700         44,450
  United Healthcare Corp. .......................             600         29,175
                                                                     -----------
                                                                         726,337
                                                                     -----------
Leisure (2.26%)
  Choice Hotels International, Inc.* ............           1,100         20,969
  HFS, Inc.* ....................................           1,600         89,100
  Promus Hotel Corp.* ...........................           1,400         54,337
                                                                     -----------
                                                                         164,406
                                                                     -----------
Machinery (2.83%)
  Cooper Industries, Inc. .......................           1,800         95,962
  Dover Corp. ...................................             900         62,156
  Ingersoll-Rand Co. ............................             800         48,100
                                                                     -----------
                                                                         206,218
                                                                     -----------
Media (0.39%)
  New York Times Co. (Class A) ..................             600         28,350
                                                                     -----------
Medical (5.35%)
  Allegiance Corp. ..............................             900         28,238
  ALZA Corp.* ...................................           1,300         37,700
  Becton, Dickinson & Co. .......................             700         33,556
  Cardinal Health, Inc. .........................           1,200         79,500
  Guidant Corp. .................................             300         26,344
  Health Management Associates, Inc. ............
   (Class A)* ...................................           1,000         29,563
  HEALTHSOUTH Corp.* ............................           2,500         62,344
  McKesson Corp. ................................             600         56,213
  Tenet Healthcare Corp.* .......................           1,300         35,425
                                                                     -----------
                                                                         388,883
                                                                     -----------
Metal (0.17%)
  Newmont Mining Corp. ..........................             300         12,694
                                                                     -----------
Office (3.30%)
  Avery Dennison Corp. ..........................           1,400         57,488
  Pitney Bowes, Inc. ............................           1,300         99,287
  Xerox Corp. ...................................           1,100         83,050
                                                                     -----------
                                                                         239,825
                                                                     -----------
Oil & Gas (7.59%)
  Anadarko Petroleum Corp. ......................             800         58,750
  Baker Hughes, Inc. ............................           1,800         76,275
  Dresser Industries, Inc. ......................           1,600         66,800
  El Paso Natural Gas Co. .......................             255         14,344
  Halliburton Co. ...............................           1,200         57,300
  Kerr-McGee Corp. ..............................             900         55,912
  Phillips Petroleum Co. ........................           1,800         85,613
  Rowan Cos., Inc.* .............................           1,000         29,875
  USX - Marathon Group ..........................           3,300        107,456
                                                                     -----------
                                                                         552,325
                                                                     -----------
Paper & Paper Products (0.49%)
  Westvaco Corp. ................................           1,050         35,569
                                                                     -----------
Pollution Control (2.03%)
  Safety-Kleen Corp. ............................           1,900         38,356
  USA Waste Services, Inc.* .....................           2,600        109,200
                                                                     -----------
                                                                         147,556
                                                                     -----------
Real Estate Operations (0.22%)
  Webb (Del) Corp. ..............................             900         15,750
                                                                     -----------
Retail (7.00%)
  Costco Cos., Inc.* ............................           1,000         36,062
  CUC International, Inc.* ......................           2,900         68,150
  Dayton Hudson Corp. ...........................           1,000         57,000
  Federated Department Stores, Inc.* ............           1,400         58,800
  Home Depot, Inc. ..............................           2,550        120,328
  Lowe's Cos., Inc. .............................           2,300         79,494
  Staples, Inc.* ................................           2,150         50,525
  TJX Cos., Inc. ................................           1,400         38,500
                                                                     -----------
                                                                         508,859
                                                                     -----------
Rubber - Tires & Misc (0.59%)
  Goodyear Tire & Rubber Co. (The) ..............             700         43,137
                                                                     -----------
Shoes & Related Apparel (0.17%)
  Nine West Group, Inc.* ........................             300         12,675
                                                                     -----------
Steel (0.88%)
  British Steel PLC American Depositary
   Receipts (United Kingdom) ....................           1,000         28,563
  Carpenter Technology Corp. ....................             800         35,850
                                                                     -----------
                                                                          64,413
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds - Institutional Series Trust --
                    Independence Medium Capitalization Fund

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Telecommunications (1.61%)
  Harris Corp. ..................................             400    $    34,850
  Lucent Technologies, Inc. .....................           1,056         82,236
                                                                     -----------
                                                                         117,086
                                                                     -----------
Textile (1.80%)
  Fruit of the Loom, Inc. (Class A)* ............           1,000         26,750
  Liz Claiborne, Inc. ...........................             800         35,650
  Tommy Hilfiger Corp. ..........................             900         39,263
  Warnaco Group, Inc. (Class A) .................             900         29,194
                                                                     -----------
                                                                         130,857
                                                                     -----------
Tobacco (1.24%)
  Universal Corp. ...............................           1,300         47,288
  UST, Inc. .....................................           1,500         43,312
                                                                     -----------
                                                                          90,600
                                                                     -----------
Transportation (3.53%)
  CSX Corp. .....................................             800         45,750
  Delta Air Lines, Inc. .........................             800         69,200
  Norfolk Southern Corp. ........................             400         39,200
  Northwest Airlines Corp. (Class A)* ...........             400         14,625
  Southwest Airlines Co. ........................           1,700         47,600
  Trinity Industries, Inc. ......................             500         19,875
  US Airways Group Inc.* ........................             600         20,475
                                                                     -----------
                                                                         256,725
                                                                     -----------
Utilities (5.85%)
  Baltimore Gas & Electric Co. ..................           1,700         45,900
  Cinergy Corp. .................................           1,800         59,512
  CMS Energy Corp. ..............................             500         17,969
  Consolidated Natural Gas Co. ..................           1,400         82,687
  Dominion Resources, Inc. ......................           1,200         43,200
  Entergy Corp. .................................             700         17,369
  Florida Progress Corp. ........................           1,500         48,281
  Houston Industries, Inc. ......................             400          8,100
  Idaho Power Co. ...............................             600         18,975
  Teco Energy, Inc. .............................             300          7,219
  Texas Utilities Co. ...........................             900         31,388
  Union Electric Co. ............................           1,200         44,625
                                                                     -----------
                                                                         425,225
                                                                     -----------
                              TOTAL COMMON STOCKS
                                 (Cost $5,697,564)         (97.99%)    7,127,694
                                                            -----    -----------

                                            INTEREST   PAR VALUE       MARKET
ISSUER, DESCRIPTION                           RATE   (000s OMITTED)    VALUE
-------------------                           ----   --------------    -----

TOTAL SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.22%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Capital Markets, Inc. - Dated 08-29-97,
   Due 09-02-97 (secured by U.S.
   Treasury Bonds 7.125% thru 10.375%,
   Due 11-15-12 thru 02-15-23)
   Note A..................................   5.55%       $161        $  161,000
                                                                      ----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.95%.......................                                  181
                                                                      ----------
    TOTAL SHORT-TERM INVESTMENTS             (2.22%)                     161,181
                                            ------                    ----------
               TOTAL INVESTMENTS           (100.21%)                  $7,288,875
                                            ======                    ==========

*     Non-income producing security

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Independence Balanced Fund ("Independence Balanced Fund"), John Hancock Independence Value Fund ("Independence Value Fund"), John Hancock Independence Diversified Core Equity Fund II ("Independence Diversified Core Equity Fund II"), John Hancock Independence Growth Fund ("Independence Growth Fund") and John Hancock Independence Medium Capitalization Fund ("Independence Medium Capitalization Fund"), (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of twelve series portfolios: the Funds, John Hancock Active Bond Fund, John Hancock Global Bond Fund, John Hancock Fundamental Value Fund, John Hancock Dividend Performers Fund, John Hancock Multi-Sector Growth Fund, John Hancock Small Capitalization Equity Fund and John Hancock International Equity Fund. The other seven series of the Trust are reported in separate financial statements. The investment objective of Independence Balanced Fund and Independence Diversified Core Equity Fund II is to seek above average total return consisting of capital appreciation and income. The investment objective of Independence Growth Fund, Independence Medium Capitalization Fund and Independence Value Fund is to seek above average total return. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

      Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policies are to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income, including net realized gain on investments, to their shareholders. Therefore, no federal income tax provisions are required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

      The Funds record all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of the investment operations of the Funds.

      In the event that any of the initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of the then unamortized organization expense in the same proportion as the number of the initial shares redeemed bears to the number of the initial shares outstanding at the time of such redemption.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds had no borrowing activity for the period ended August 31, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Funds pay a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

     FUND                                   RATE
     ----                                   ----

Independence          .70% of average daily net assets up to $500 million
 Balanced Fund        .65% of such assets in excess of $500 million

Independence          .80% of average daily net assets up to $500 million
 Value Fund           .75% of such assets in excess of $500 million

Independence          .50% of average daily net assets
 Diversified Core
 Equity Fund II

Independence          .80% of average daily net assets up to $500 million
 Growth Fund          .75% of such assets in excess of $500 million

Independence          .80% of average daily net assets up to $500 million
 Medium               .75% of such assets in excess of $500 million
 Capitalization Fund

      The Adviser is responsible for managing the Funds' investment business affairs and overseeing the investment activities of the sub-adviser.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

The Adviser has a sub-investment management contract with Independence Investment Associates, Inc. (the "Sub-Adviser"), under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Funds with investment services and advice with respect to investment transactions. The Adviser pays the Sub-Adviser a portion of its advisory fee quarterly from each Fund as follows:

Independence             60% of the advisory fee payable on the Fund's
 Balanced Fund           average daily net assets

Independence             55% of the advisory fee payable on the Fund's
 Value Fund              average daily net assets

Independence             80% of the advisory fee payable on the Fund's
 Diversified             average daily net assets
 Core Equity Fund II

Independence             55% of the advisory fee payable on the Fund's
 Growth Fund             average daily net assets

Independence             55% of the advisory fee payable on the Fund's
 Medium                  average daily net assets
 Capitalization Fund

      Effective July 1, 1995, the Sub-Adviser has waived its fees until further notice on Independence Balanced Fund, Independence Value Fund, Independence Growth Fund, and Independence Medium Capitalization Fund.

      The Adviser has agreed to limit the Funds' expenses further to the extent required to prevent expenses from exceeding: 0.90% of Independence Balanced Fund's average daily net assets, 0.95% of Independence Value Fund's average daily net assets, 0.70% of Independence Diversified Core Equity Fund II's average daily net assets, 0.95% of Independence Growth Fund's average daily net assets and 1.00% of Independence Medium Capitalization Fund's average daily net assets. Accordingly, for the period ended August 31, 1997, the reduction in the Funds' expenses collectively with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $26,757 for Independence Balanced Fund, $29,780 for Independence Value Fund, none for Independence Diversified Core Equity Fund II, $21,910 for Independence Growth Fund and $10,973 for Independence Medium Capitalization Fund. The Adviser reserves the right to terminate this limitation in the future.

      The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 1997, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

      The Funds have a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of John Hancock Mutual Life Insurance Company. The Funds pay Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the Funds' average daily net asset value, plus out-of-pocket expenses incurred by Signature Services on behalf of the Funds for proxy mailings.

      The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Funds.

      Edward J. Boudreau, Jr., Anne C. Hodsdon and Richard S. Scipione are trustees and officers of the Adviser, and/or its affiliates as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liabilities for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1997, the Funds' investment to cover the deferred compensation had unrealized appreciation of $20 for the

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                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Independence Balanced Fund, $2 for the Independence Value Fund, $664 for the Independence Diversified Core Equity Fund II, $2 for the Independence Growth Fund and $14 for the Independence Medium Capitalization Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short term obligations, for the period ended August 31, 1997 were as follows:

                                          PURCHASES          PROCEEDS
                                          ---------          --------
Independence Balanced Fund
  U.S. Government Securities......      $ 28,502,354      $ 19,739,986
  Other Investments...............        22,105,249         6,010,845
Independence Value Fund...........         6,672,704         2,555,505
Independence Diversified Core
  Equity Fund II..................       182,317,850       121,260,304
Independence Growth Fund..........         1,038,155           513,866
Independence Medium
  Capitalization Fund.............         2,592,441         1,522,823

      At August 31, 1997, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                  NET UNREALIZED
                   AGGREGATE   GROSS UNREALIZED  GROSS UNREALIZED  APPRECIATION/
                      COST       APPRECIATION      DEPRECIATION    DEPRECIATION
                      ----       ------------      ------------    ------------

Independence
  Balanced
  Fund .......... $ 37,819,566   $ 2,182,579       ($  191,089)     $ 1,991,490
Independence
  Value Fund ....    5,402,591       688,378           (47,547)         640,831
Independence
  Diversified
  Core Equity
  Fund II .......  344,308,778    85,556,834        (3,699,090)      81,857,744
Independence
  Growth
  Fund ..........    1,319,522       275,222           (17,822)         257,400
Independence
  Medium
  Capitalization
  Fund ..........    5,858,564     1,491,875           (61,745)       1,430,130

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      This report is for the information of shareholders of the John Hancock
Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

                                                                      KI0SA 8/97
                                                                           10/97

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Paper."]